                                                        File No. 33-51294
                                                        File No. 811-7140

                        SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549
                                    --------------
                                      FORM N-1A

                  REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 / /

                              POST-EFFECTIVE AMENDMENT NO. 19             /X/

                                         and
                         REGISTRATION STATEMENT UNDER THE                 / /
                             INVESTMENT COMPANY ACT OF 1940               /X/

                                   AMENDMENT NO. 21



                                    --------------
                              MORGAN STANLEY FUND, INC.
                  (Exact Name of Registrant as Specified in Charter)
                1221 Avenue of the Americas, New York, New York  10020
                       (Address of Principal Executive Office)
                     Registrant's Telephone Number (800) 548-7786
                              Harold J. Schaaff, Esquire
                         Morgan Stanley Asset Management Inc.
                1221 Avenue of the Americas, New York, New York  10020
                       (Name and Address of Agent for Service)
                                    --------------

                                      COPIES TO:
             Warren J. Olsen                     Richard W. Grant, Esquire
    Morgan Stanley Asset Management Inc.        Morgan, Lewis & Bockius LLP
       1221 Avenue of the Americas                 2000 One Logan Square
           New York, NY 10020                      Philadelphia, PA 19103
                                    --------------

   -------------------------------------------------------------------------



            IT IS PROPOSED THAT THIS FILING BE EFFECTIVE
                 (CHECK APPROPRIATE BOX)

            /X/ IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (B) OF RULE 485 / / ON (DATE) PURSUANT TO PARAGRAPH (B) OF RULE 485
            / / 75 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A) OF RULE 485

            / / ON (DATE) PURSUANT TO PARAGRAPH (A) OF RULE 485
            / / 60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A) OF RULE 485


   ------------------------------------------------------------------------


     REGISTRANT HAS PREVIOUSLY ELECTED TO AND HEREBY CONTINUES ITS ELECTION TO REGISTER AN INDEFINITE NUMBER OF SHARES OF ITS COMMON STOCK, PAR VALUE $.001 PER SHARE, PURSUANT TO RULE 24F-2 UNDER THE INVESTMENT COMPANY ACT OF 1940. REGISTRANT FILED ITS RULE 24F-2 NOTICE FOR ITS FISCAL YEAR ENDED JUNE 30, 1996 ON AUGUST 23, 1996.

                           MORGAN STANLEY FUND, INC.

                            CROSS REFERENCE SHEET

PART A -    INFORMATION REQUIRED IN A PROSPECTUS

 Form N-1A

ITEM NUMBER LOCATION IN PROSPECTUS FOR MORGAN STANLEY EMERGING MARKETS DEBT,
            MORGAN STANLEY GLOBAL FIXED INCOME, MORGAN STANLEY HIGH YIELD AND MORGAN STANLEY WORLDWIDE HIGH INCOME FUNDS

Item 1.     Cover Page -- Cover Page

Item 2.     Synopsis -- Fund Expenses; Prospectus Summary

Item 3. Condensed Financial Information -- Financial Highlights; Performance Information

Item 4. General Description of Registrant -- Prospectus Summary; Investment Objectives and Policies; Additional Investment Information; Investment Limitations; General Information

Item 5. Management of the Fund -- Management of the Fund; Portfolio Transactions; General Information


Item 5A. Management's Discussion of Fund Performance -- * (See June 30, 1996 Annual Report to Shareholders)


Item 6. Capital Stock and Other Securities -- Purchase of Shares; Redemption of Shares; Shareholder Services; Valuation of Shares; Dividends and Distributions; Taxes; General Information

Item 7. Purchase of Securities Being Offered -- Cover Page; Prospectus Summary; Management of the Fund; Purchase of Shares; Valuation of Shares

Item 8.     Redemption or Repurchase -- Redemption of Shares; Shareholder
            Services

Item 9.     Pending Legal Proceedings -- *

 Form N-1A

ITEM NUMBER LOCATION IN PROSPECTUS FOR MORGAN STANLEY AGGRESSIVE EQUITY, MORGAN
            STANLEY AMERICAN VALUE, MORGAN STANLEY EQUITY GROWTH, MORGAN STANLEY MID CAP GROWTH, MORGAN STANLEY U.S. REAL ESTATE AND MORGAN STANLEY VALUE FUNDS

Item 1.  Cover Page -- Cover Page

Item 2.  Synopsis -- Fund Expenses; Prospectus Summary

Item 3. Condensed Financial Information -- Financial Highlights; Performance Information

Item 4. General Description of Registrant -- Prospectus Summary; Investment Objectives and Policies; Additional Investment Information; Investment Limitations; General Information

Item 5. Management of the Fund -- Management of the Fund; Portfolio Transactions; General Information


Item 5A. Management's Discussion of Fund Performance -- * (See June 30, 1996 Annual Report to Shareholders)

Item 6. Capital Stock and Other Securities -- Purchase of Shares; Redemption of Shares; Shareholder Services; Valuation of Shares; Dividends and Distributions; Taxes; General Information

Item 7. Purchase of Securities Being Offered -- Cover Page; Prospectus Summary; Management of the Fund; Purchase of Shares; Valuation of Shares

Item 8.  Redemption or Repurchase -- Redemption of Shares; Shareholder
         Services

Item 9.  Pending Legal Proceedings -- *

 Form N-1A

Item Number LOCATION IN PROSPECTUS FOR MORGAN STANLEY ASIAN GROWTH, MORGAN
            STANLEY EMERGING MARKETS, MORGAN STANLEY GLOBAL EQUITY, MORGAN STANLEY GLOBAL EQUITY ALLOCATION, MORGAN STANLEY INTERNATIONAL MAGNUM, MORGAN STANLEY JAPANESE EQUITY AND MORGAN STANLEY LATIN AMERICAN FUNDS

Item 1.     Cover Page -- Cover Page

Item 2.     Synopsis -- Fund Expenses; Prospectus Summary

Item 3. Condensed Financial Information -- Financial Highlights; Performance Information

Item 4. General Description of Registrant -- Prospectus Summary; Investment Objectives and Policies; Additional Investment Information; Investment Limitations; General Information

Item 5. Management of the Fund -- Management of the Fund; Portfolio Transactions; General Information


Item 5A. Management's Discussion of Fund Performance -- * (See June 30, 1996 Annual Report to Shareholders)


Item 6. Capital Stock and Other Securities -- Purchase of Shares; Redemption of Shares; Shareholder Services; Valuation of Shares; Dividends and Distributions; Taxes; General Information

Item 7. Purchase of Securities Being Offered -- Cover Page; Prospectus Summary; Management of the Fund; Purchase of Shares; Valuation of Shares

Item 8.     Redemption or Repurchase -- Redemption of Shares; Shareholder
            Services

Item 9.     Pending Legal Proceedings -- *

 Form N-1A

Item Number LOCATION IN PROSPECTUS FOR MORGAN STANLEY MONEY MARKET, MORGAN
            STANLEY TAX-FREE MONEY MARKET AND MORGAN STANLEY GOVERNMENT OBLIGATIONS MONEY MARKET FUNDS

Item 1.     Cover Page -- Cover Page

Item 2.     Synopsis -- Fund Expenses; Prospectus Summary

Item 3. Condensed Financial Information -- Financial Highlights; Performance Information

Item 4. General Description of Registrant -- Prospectus Summary; Investment Objectives and Policies; Additional Investment Information; Investment Limitations; General Information

Item 5. Management of the Fund -- Management of the Fund; Portfolio Transactions; General Information


Item 5A. Management's Discussion of Fund Performance -- * (See June 30, 1996 Annual Report to Shareholders)


Item 6. Capital Stock and Other Securities -- Purchase of Shares; Redemption of Shares; Shareholder Services; Valuation of Shares; Dividends and Distributions; Taxes; General Information

Item 7. Purchase of Securities Being Offered -- Cover Page; Prospectus Summary; Management of the Fund; Purchase of Shares; Valuation of Shares

Item 8.     Redemption or Repurchase -- Redemption of Shares; Shareholder
            Services

Item 9.     Pending Legal Proceedings -- *


----------------
* Omitted since the answer is negative or the Item is not applicable.

  PART B -INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

 Form N-1A

Item Number LOCATION IN STATEMENT OF ADDITIONAL INFORMATION FOR MORGAN STANLEY
            EMERGING MARKETS DEBT, MORGAN STANLEY GLOBAL FIXED INCOME, MORGAN STANLEY HIGH YIELD, MORGAN STANLEY WORLDWIDE HIGH INCOME, MORGAN STANLEY AGGRESSIVE EQUITY, MORGAN STANLEY AMERICAN VALUE, MORGAN STANLEY EQUITY GROWTH, MORGAN STANLEY MID CAP GROWTH, MORGAN STANLEY U.S. REAL ESTATE, MORGAN STANLEY VALUE, MORGAN STANLEY ASIAN GROWTH, MORGAN STANLEY EMERGING MARKETS, MORGAN STANLEY GLOBAL EQUITY, MORGAN STANLEY GLOBAL EQUITY ALLOCATION, MORGAN STANLEY INTERNATIONAL MAGNUM, MORGAN STANLEY JAPANESE EQUITY, MORGAN
            STANLEY LATIN AMERICAN, MORGAN STANLEY MONEY MARKET, MORGAN STANLEY TAX-FREE MONEY MARKET AND MORGAN STANLEY GOVERNMENT OBLIGATIONS MONEY MARKET FUNDS.


Item 10.    Cover Page -- Cover Page

Item 11.    Table of Contents -- Cover Page

Item 12.    General Information and History --

Item 13. Investment Objectives and Policies -- Investment Objectives and Policies; Investment Limitations; Determining Maturities of Certain Instruments; Description of Securities and Ratings

Item 14.    Management of the Fund -- Management of the Fund

Item 15. Control Persons and Principal Holders of Securities -- Management of the Fund; General Information

Item 16. Investment Advisory and Other Services -- Management of the Fund; General Information

Item 17.    Brokerage Allocation and Other Practices -- Portfolio Transactions

Item 18.    Capital Stock and Other Securities -- General Information

Item 19. Purchase, Redemption and Pricing of Securities Being Offered -- Purchase of Shares; Redemption of Shares; Shareholder Services; Money Market Fund Net Asset Value; General Information

Item 20. Tax Status -- Investment Objectives and Policies; Federal Income Tax; Federal Tax Treatment of Forward Currency Contracts and Exchange Rate Changes; Taxes and Foreign Shareholders; General Information

Item 21.    Underwriters -- Management of the Fund

Item 22.    Calculation of Performance Data -- Performance Information

Item 23.    Financial Statements -- Financial Statements


PART C -    OTHER INFORMATION

Part C contains the information required by the Items of the Form N-1A under such Items as set forth in the Form N-1A.

       The Prospectus for the Emerging Markets Debt, Global Fixed Income,
High Yield and Worldwide High Income Funds, included as part of Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A of Morgan Stanley Fund, Inc. (File No. 033-51294) filed with the Securities and Exchange Commission via EDGAR on December 31, 1996, is hereby incorporated by reference as if set forth in full herein.

       The Prospectus for the Aggressive Equity, American Value, Equity Growth, Mid Cap Growth, U.S. Real Estate and Value Funds, included as part of Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A of Morgan Stanley Fund, Inc. (File No. 033-51294) filed with the Securities and Exchange Commission via EDGAR on December 31, 1996, is hereby incorporated by reference as if set forth in full herein.

       The Prospectus for the Asian Growth, Emerging Markets, Global Equity, Global Equity Allocation, International Magnum, Japanese Equity and Latin American Funds, included as part of Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A of Morgan Stanley Fund, Inc. (File No. 033-51294) filed with the Securities and Exchange Commission via EDGAR on December 31, 1996, is hereby incorporated by reference as if set forth in full herein.

       The Prospectus for the Growth and Income and European Equity Funds, included as part of Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A of Morgan Stanley Fund, Inc. (File No. 033-51294) filed with the Securities and Exchange Commission via EDGAR on October 18, 1996, is hereby incorporated by reference as if set forth in full herein.

                   MORGAN STANLEY FUND, INC. (THE "FUND")


                                     PART A


       The Prospectus for the Morgan Stanley Money Market Fund and Morgan Stanley Government Obligations Money Market Fund (the "Funds") dated
January 2, 1997, is incorporated herein by reference to the Post-Effective Amendment No. 18 to Registrant's Registration Statement on Form N-1A (File No. 033-51294) filed with the Securities and Exchange Commission on December 31, 1996. The Prospectus is supplemented by its Financial Highlights as of December 31, 1996 filed herein to comply with the Fund's undertaking to file a post-effective amendment containing reasonably current financial statements which need not be certified within four to six months of its effective date or commencement of operations, whichever is later.

                        SUPPLEMENT DATED MARCH 27, 1997
                    TO THE PROSPECTUS DATED JANUARY 2, 1997

                               MONEY MARKET FUND
                           TAX-FREE MONEY MARKET FUND
                    GOVERNMENT OBLIGATIONS MONEY MARKET FUND

                               PORTFOLIOS OF THE

                     MORGAN STANLEY FUND, INC. (THE "FUND")
                                P.O. BOX 418256
                             KANSAS CITY, MISSOURI
                                     64141
                                 -------------

    The prospectus is hereby amended and supplemented as follows: The following paragraph is added under the heading "FINANCIAL HIGHLIGHTS" on Page 4 of the Prospectus.

    Additionally, the following tables provide financial highlights for the Morgan Stanley Money Market Fund and Morgan Stanley Government Obligations Money Market Fund for the period ended December 31, 1996 and is part of the Fund's unaudited financial statements which are included in the Fund's Statement of Additional Information.

                                                                                         MORGAN STANLEY
                                                                                           GOVERNMENT
                                                                 MORGAN STANLEY            OBLIGATIONS
                                                                MONEY MARKET FUND       MONEY MARKET FUND
                                                                SIX MONTHS ENDED        SIX MONTHS ENDED
                                                                DECEMBER 31, 1996       DECEMBER 31, 1996
                                                                   (UNAUDITED)             (UNAUDITED)
                                                              ---------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD........................        $   1.00                $   1.00
                                                                    --------                --------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income.....................................          0.0224                  0.0220
  Net Realized and Unrealized Gain (Loss)...................           --                      --
                                                                    --------                --------
    Total from Investment Operations........................          0.0224                  0.0220
                                                                    --------                --------
DISTRIBUTIONS
  Net Investment Income.....................................         (0.0224)                (0.0220)
  Net Realized Gain.........................................           --                      --
                                                                    --------                --------
    Total Distributions.....................................         (0.0224)                (0.0220)
                                                                    --------                --------
NET ASSET VALUE, END OF PERIOD..............................        $   1.00                $   1.00
                                                                    --------                --------
                                                                    --------                --------
TOTAL RETURN................................................            2.26%                   2.20%
                                                                    --------                --------
                                                                    --------                --------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000).............................        $254,854                $116,816
Ratio of Expenses to Average Net Assets.....................            0.98%*                  0.95%*
Ratio of Net Investment Income to Average Net Assets........            4.04%*                  4.57%*
Ratios Before Expense Limitation:
  Expenses to Average Net Assets............................            0.97%*                  1.10%*
  Net Investment Income to Average Net Assets...............            3.97%*                  4.46%*

----------------
* Annualized

              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

                           MORGAN STANLEY FUND, INC.
                      STATEMENT OF ADDITIONAL INFORMATION


    Morgan Stanley Fund, Inc. (the "Company") is an open-end management investment company. The Company currently consists of twenty-two diversified and non-diversified investment portfolios designed to offer a range of investment choices (each, a "Fund" and collectively, the "Funds"). The Company is designed to make available to retail investors the expertise of Morgan Stanley Asset Management Inc. ("MSAM") and its affiliate, Miller Anderson & Sherrerd, LLP ("MAS," and each of MSAM and MAS, an "Adviser"). This Statement of Additional Information ("SAI") addresses information of the Company applicable to the Funds. The Morgan Stanley Growth and Income, Morgan Stanley Japanese Equity, Morgan Stanley European Equity and Morgan Stanley Tax-Free Money Market Funds currently are not offering shares.

    This Statement is not a prospectus but should be read in conjunction with the Company's prospectuses (each a "Prospectus" and together, the "Prospectuses"). To obtain the Prospectuses, please call the Morgan Stanley Fund, Inc. Services Group at:

                                 1-800-341-2911

                                 --------------

                               TABLE OF CONTENTS

                                        PAGE
                                        ----
INVESTMENT OBJECTIVES AND POLICIES......   1
FEDERAL INCOME TAX......................  16
FEDERAL TAX TREATMENT OF FORWARD
 CURRENCY CONTRACTS AND EXCHANGE RATE
 CHANGES................................  18
TAXES AND FOREIGN SHAREHOLDERS..........  19
PURCHASE OF SHARES......................  20
REDEMPTION OF SHARES....................  21
INVESTMENT LIMITATIONS..................  21
DETERMINING MATURITIES OF CERTAIN
 INSTRUMENTS............................  25
MANAGEMENT OF THE COMPANY...............  26
MONEY MARKET FUND NET ASSET VALUE.......  32
PORTFOLIO TRANSACTIONS..................  33
PERFORMANCE INFORMATION.................  33
GENERAL INFORMATION.....................  41
DESCRIPTION OF SECURITIES AND RATINGS...  42
FINANCIAL STATEMENTS....................  45


Statement of Additional Information dated January 2, 1997 as amended March 27, 1997, relating to the following prospectuses (Class A, B and C shares of each Fund, other than the money market funds, which only offer one class of shares):

    Morgan Stanley Emerging Markets Debt Fund, Morgan Stanley Global Fixed Income Fund, Morgan Stanley High Yield Fund and Morgan Stanley Worldwide High Income Fund, dated January 2, 1997.

    Morgan Stanley Aggressive Equity Fund, Morgan Stanley American Value Fund, Morgan Stanley Equity Growth Fund, Morgan Stanley Mid Cap Growth Fund, Morgan Stanley U.S. Real Estate Fund and Morgan Stanley Value Fund, dated January 2, 1997.

    Morgan Stanley Asian Growth Fund, Morgan Stanley Emerging Markets Fund, Morgan Stanley Global Equity Fund, Morgan Stanley Global Equity Allocation Fund, Morgan Stanley International Magnum Fund, Morgan Stanley Japanese Equity Fund and Morgan Stanley Latin American Fund, dated January 2, 1997.

    Morgan Stanley Money Market Fund, Morgan Stanley Tax-Free Money Market Fund and Morgan Stanley Government Obligations Money Market Fund, dated January 2, 1997.

    Morgan Stanley Growth and Income Fund and Morgan Stanley European Equity Fund, undated (not currently offered).

                       INVESTMENT OBJECTIVES AND POLICIES

    The following policies (listed in alphabetical order) supplement the investment objectives and policies set forth in the Company's Prospectuses with respect to the Company's twenty-two Funds: Morgan Stanley Global Fixed Income Fund, Morgan Stanley Worldwide High Income Fund, Morgan Stanley High Yield Fund, Morgan Stanley American Value Fund, Morgan Stanley Aggressive Equity Fund, Morgan Stanley U.S. Real Estate Fund, Morgan Stanley Global Equity Allocation Fund, Morgan Stanley Asian Growth Fund, Morgan Stanley Emerging Markets Fund, Morgan Stanley Latin American Fund, Morgan Stanley International Magnum Fund, Morgan Stanley Japanese Equity Fund, Morgan Stanley Growth and Income Fund, Morgan Stanley European Equity Fund, Morgan Stanley Equity Growth Fund, Morgan Stanley Global Equity Fund, Morgan

Stanley Emerging Markets Debt Fund, Morgan Stanley Mid Cap Growth Fund, Morgan Stanley Value Fund (collectively, the "Non-Money Funds") and Morgan Stanley Money Market Fund, Morgan Stanley Tax-Free Money Market Fund and Morgan Stanley Government Obligations Money Market Fund (collectively, the "Money Market Funds").

    For ease of reference, the words "Morgan Stanley," which begin the name of each Fund, are not used hereinafter. MSAM is the Adviser to all of the Funds, except that MAS is the Adviser to the Mid Cap Growth and Value Funds.

EMERGING COUNTRY DEBT SECURITIES

    GENERAL. The Emerging Markets Debt and Worldwide High Income Funds' definition of emerging country debt securities includes securities of companies that may have characteristics and business relationships common to companies in a country or countries other than an emerging country. As a result, the value of the securities of such companies may reflect economic and market forces applicable to other countries, as well as to an emerging country. The Adviser believes, however, that investment in such companies will be appropriate because the Funds will invest in those emerging market companies which, in its view, have sufficiently strong exposure to economic and market forces in an emerging country such that their value will tend to reflect developments in such emerging country to a greater extent than developments in another country or countries. For example, the Funds may invest in companies organized and located in countries other than an emerging country, including companies having their entire production facilities outside of an emerging country, when securities of such companies meet one or more elements of the Funds' definition of an emerging country debt security and so long as the Adviser believes at the time of investment that the value of the company's securities will reflect principally conditions in such emerging country.

    The Emerging Markets Debt Fund and Worldwide High Income Fund are subject to no restrictions on the maturities of the emerging country debt securities they hold; those maturities may range from overnight to 30 years. The value of debt securities held by a Fund generally will vary inversely to changes in prevailing interest rates. A Fund's investments in fixed-rated debt securities with longer terms to maturity are subject to greater volatility than the Fund's investments in shorter-term obligations. Debt obligations acquired at a discount are subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which are not subject to such discount.

    Government, government-related and restructured debt securities in emerging markets will consist of (i) debt securities or obligations issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging countries (including participations in loans between governments and financial institutions), (ii) debt securities or obligations issued by government owned, controlled or sponsored entities located in emerging countries, and (iii) interests in issuers organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the entities described above. Such type of restructuring involves the deposit with or purchase by an entity of specific instruments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying instruments. Certain issuers of such structured securities may be deemed to be "investment companies" as defined in the Investment Company Act of 1940 (the "1940 Act"). As a result, a Fund's investment in such securities may be limited by certain investment restrictions contained in the 1940 Act.

    Investments in emerging country government debt securities involve special risks. Certain emerging countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of an emerging country's debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. As a result of the foregoing, a government obligor may default on its obligations. If such an event occurs, a Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements.

    Debt securities of corporate issuers in emerging countries may include debt securities or obligations issued (i) by banks located in emerging countries or by branches of emerging country banks located outside the country or (ii) by companies organized under the laws of an emerging country. Determinations as to eligibility will be made by the Adviser based on publicly available information and inquiries made to the issuer.

    Ratings of a non-U.S. debt instrument, to the extent that those ratings are undertaken, are related to evaluations of the country in which the issuer of the instrument is located. Ratings generally take into account the currency in which a non-U.S. debt instrument is denominated. Instruments issued by a foreign government in other than the local currency, for example, typically have a lower rating than local currency instruments due to the existence of an additional risk that the government will be unable to obtain the required foreign currency to service its foreign currency-denominated debt. In general, the ratings of debt securities or obligations issued by a non-U.S. public or private entity will not be higher than the rating of the currency or the foreign currency debt of the central government of the country in which the issuer is located, regardless of the intrinsic creditworthiness of the issuer.

    BRADY BONDS. The Emerging Markets Debt Fund and Worldwide High Income Fund may invest in certain debt obligations customarily referred to as "Brady Bonds," which are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury Nicholas F. Brady (the "Brady Plan"). Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market. A Fund may purchase Brady Bonds either in the primary or secondary markets. The price and yield of Brady Bonds purchased in the secondary market will reflect the market conditions at the time of purchase, regardless of the stated face amount and the stated interest rate. With respect to Brady Bonds with no or limited collateralization, a Fund will rely for payment of interest and principal primarily on the willingness and ability of the issuing government to make payment in accordance with the terms of the bonds.

    U.S. Dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity;
(ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held to the scheduled maturity of the defaulted Brady Bonds by the collateral agent, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of the Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds should be viewed as speculative.

    Brady Plan debt restructuring totaling approximately $73 billion have been implemented to date in Argentina, Bulgaria, Costa Rica, Ecuador, Mexico, Nigeria, the Philippines, Uruguay and Venezuela, with the largest proportion of Brady Bonds having been issued to date by Mexico and Venezuela. Brazil and Poland have announced plans to issue Brady Bonds aggregating approximately $52 billion, based on current estimates. There can be no assurance that the circumstances regarding the issuance of Brady Bonds by these countries will not change.

    STRUCTURED SECURITIES. The Emerging Markets Debt Fund and Worldwide High Income Fund may also invest a portion of its assets in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities of the type in which each Fund anticipates it will invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Each Fund is permitted to invest in a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured Securities. Certain issuers of Structured Securities may be deemed to be "investment companies" as defined in the 1940 Act. As a result, a Fund's investment in these Structured Securities may be limited by restrictions contained in the 1940 Act. Structured Securities are typically sold in private placement transactions, and there currently is no active trading market for Structured Securities.

    LOAN PARTICIPATIONS AND ASSIGNMENTS. The Emerging Markets Debt Fund and Worldwide High Income Fund may also invest in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders"). A Fund's investments in Loans are expected in most instances to be in the form of participations in Loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third parties. A Fund's investment in Participations typically will result in the Fund having a contractual relationship only with the Lender and not with the borrower. A Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, a Fund may be subject to the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, a Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation, but even under such a structure, in the event of the Lender's insolvency, the Lender's servicing of the Participation may be delayed and the assignability of the Participation impaired. A Fund will acquire Participations only if the Lender interpositioned between the Fund and the borrower is determined by the Adviser to be creditworthy.

    When a Fund purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. The assignability of certain sovereign debt obligations is restricted by the governing documentation as to the nature of the assignee such that the only way in which a Fund may acquire an interest in a loan is through a Participation and not an Assignment. A Fund may have difficulty disposing of Assignments and Participations because to do so it will have to assign such securities to a third party. Because there is no liquid market for such securities, the Funds anticipate that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and a Fund's ability to dispose of particular Assignments or Participations when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for a Fund to assign a value to these securities for purposes of valuing the Fund's securities and calculating its net asset value.

EQUITY-LINKED SECURITIES

    The Value, Mid Cap Growth, Global Equity, Equity Growth, Growth and Income and Aggressive Equity Funds may invest in equity-linked securities, including, among others, PERCS, ELKS, or LYONs, which are securities that are convertible into, or the value of which is based upon the value of, equity securities upon certain terms and conditions. The amount received by an investor at maturity of such securities is not fixed but is based on the price of the underlying common stock. It is impossible to predict whether the price of the underlying common stock will rise or fall. Trading prices of the underlying common stock will be influenced by the issuer's operational results, by complex, interrelated political, economic, financial or other factors affecting the capital markets, the stock exchanges on which the underlying common stock is traded and the market segment of which the issuer is a part. It is not possible to predict how equity-linked securities will trade in the secondary market or whether such market will be liquid or illiquid. The following are three examples of equity-linked securities. The Funds may invest in the securities described below or other similar equity-linked securities.

    There are certain risks of loss of principal in connection with investing in equity-linked securities, as described in the following examples of certain equity-linked securities. Preferred Equity Redemption Cumulative Stock ("PERCS") convert into common stock within three years regardless of the price at which the common stock trades. If the common stock is trading at a price that is at or below the cap, a Fund receives one share of common stock for each PERCS share. If the common stock is trading at a price that is above the cap, the Fund receives less than one share, with the conversion ratio adjusted so that the market value of the common stock received by the Fund equals the cap.

    Accordingly, a Fund is subject to the risk that if the price of the common stock is above the cap price at the maturity of the PERCS, the Fund will lose the amount of the difference between the price of the common stock and the cap. Such a loss could substantially reduce the Fund's initial investment in the PERCS and any dividends that were paid on the PERCS. PERCS also present risks based on payment expectations. If a PERCS issuer redeems the PERCS, the Fund may have to replace the PERCS with a lower yielding security, resulting in a decreased return for investors.

    The principal amount that Equity-Linked Securities ("ELKS") holders receive at maturity is based on the price of underlying common stock. If the common stock is trading at a price that is at or below the cap, a Fund receives for each ELKS share an amount equal to the average price of the common stock. If the common stock is trading at a price that is above the cap, the Fund receives the cap amount. Accordingly, a Fund is subject to the risk that if the price of the common stock is above the cap price at the maturity of the ELKS, the Fund will lose the amount of the difference between the price of the common stock and the cap. Such a loss could substantially reduce the Fund's initial investment in the ELKS and any dividends that were paid on the ELKS. An additional risk is that the issuer may "reopen" the issue of ELKS and issue additional ELKS at a later time or issue additional debt securities or other securities with terms similar to those of the ELKS, and such issuances may affect the trading value of the ELKS.

    The principal amount that Liquid Yield Option Notes ("LYONs") holders receive for LYONs, other than the lower-than-market yield at maturity, is based on the price of underlying common stock. If the common stock is trading at a price that is at or below the purchase price of the LYONs plus accrued original issue discount, a Fund receives only the lower-than-market yield, assuming the LYONs are not in default. If the common stock is trading at a price that is above the purchase price of the LYON's plus accrued original issue discount, the Fund will receive an amount above the lower-than-market yield on the LYONs, based on how well the underlying common stock performs. LYONs also present risks based on payment expectations. If a LYON's issuer redeems the LYONs, the Fund may have to replace the LYONs with a lower yielding security, resulting in a decreased return for investors.

EURODOLLAR AND YANKEE OBLIGATIONS

    Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

    Eurodollar and Yankee obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes, and the expropriation or nationalization of foreign issuers.

FIRM COMMITMENTS

    Firm commitments for securities include "when-issued" and delayed delivery securities purchased for delivery beyond the normal settlement date at a stated price and yield. While a Fund has firm commitments outstanding, the Fund will maintain in a segregated account cash or liquid securities of an amount at least equal to the purchase price of the securities to be purchased. Normally, the Custodian for a Fund will set aside portfolio securities to satisfy a purchase commitment and, in such a case, a Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of such Fund's commitment. It may be expected that a Non-Money Market Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because a Fund's liquidity and ability to manage its portfolio might be affected when it sets aside cash or portfolio securities to cover such purchase commitments, it is expected that commitments to purchase "when-issued" securities will not exceed 25% of the value of a Money Market Fund's total assets absent unusual market conditions. When a Fund engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in a Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

FOREIGN CURRENCY EXCHANGE-RELATED SECURITIES

    Foreign currency warrants are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. Dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. Dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. Dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. Dollar depreciates against the value of a major foreign currency such as the Japanese Yen or German Deutschmark. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. Dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining "time value" of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case where the warrants were "out-of-the-money," in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the OCC. Unlike foreign currency options issued by the OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to complex political or economic factors.

    Principal exchange rate linked securities are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. Dollar and a particular foreign currency at or about that time. The return on "standard" principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. Dollar, and is adversely affected by increases in the foreign exchange value of the U.S. Dollar; "reverse" principal exchange rate linked securities are like the "standard" securities, except that their return is enhanced by increases in the value of the U.S. Dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. Dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

    Performance indexed paper is U.S. Dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is between the U.S. Dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. Dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

    The U.S. Dollar value of the assets of the Global Equity, Global Equity Allocation, Global Fixed Income, Asian Growth, Emerging Markets, Emerging Markets Debt, Latin American, European Equity, Japanese Equity and International Magnum Funds and to the extent they invest in assets denominated in foreign currencies, the Value, Mid Cap Growth, American Value, Aggressive Equity, Growth and Income, Equity Growth, Worldwide High Income and High Yield Funds may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Funds may incur costs in connection with conversions between various currencies. The Funds will conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract (a "forward contract") involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for such trades.

    The Funds may enter into forward contracts in several circumstances. When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Fund may desire to "lock-in" the U.S. Dollar price of the security or the U.S. Dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. Dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

    Additionally, when any of these Funds anticipates that the currency of a particular foreign country may suffer a substantial decline against the U.S. Dollar, it may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of such Fund's securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. A Fund will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate such Fund to deliver an amount of foreign currency in excess of the value of such Fund's securities or other assets denominated in that currency.

    Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, the management of the Company believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the performance of each Fund will thereby be served. Except in circumstances where segregated accounts are not required by the 1940 Act and the rules adopted thereunder, the Company's Custodian will place cash or liquid assets into a segregated account of a Fund in an amount equal to the value of such Fund's total assets committed to the consummation of forward contracts. If the value of the securities placed in the segregated account declines, additional cash or assets will be placed in the account on a daily basis so that the value of the account will be at least equal to the amount of such Fund's commitments with respect to such contracts.

    The Funds generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, a Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

    It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that such Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

    If a Fund retains the portfolio security and engages in an offsetting transaction, such Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. Should forward prices decline during the period between a Fund entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, such Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, such Fund would suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

    The Funds are not required to enter into such transactions with regard to their foreign currency-denominated securities. It also should be realized that this method of protecting the value of portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

    In addition, Funds may cross-hedge currencies by entering into a transaction to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a portfolio has or expects to have portfolio exposure. These Funds may also engage in proxy hedging, which is defined as entering into positions in one currency to hedge investments denominated in another currency, where two currencies are economically linked. A Fund's entry into forward contracts, as well as any use of proxy or cross hedging techniques, will generally require the Fund to hold liquid securities or cash equal to the Fund's obligations in a segregated account throughout the duration of the contract.

FUTURES CONTRACTS

    The Emerging Markets, Latin American, European Equity, International Magnum, American Value, Aggressive Equity, Growth and Income and Worldwide High Income Funds may enter into securities index futures contracts and options on securities index futures contracts to a limited extent and the Latin American Fund may utilize appropriate interest rate futures contracts and options on interest rate futures contracts to a limited extent. In addition, the Emerging Markets, Latin American, European Equity, American Value, Aggressive Equity, Growth and Income and Worldwide High Income Funds may enter into foreign currency futures contracts and options thereon. The U.S. Real Estate Fund may enter into futures contracts and options on futures contracts for the purpose of remaining fully invested and reducing transaction costs. The High Yield, U.S. Real Estate, Emerging Markets Debt, Equity Growth, Global Equity, Value and Mid Cap Growth Funds may also enter into futures contracts for hedging purposes. No Fund will enter into futures contracts or options thereon for speculative purposes. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security or a specific currency at a specified future time and at a specified price. Futures contracts, which are standardized as to maturity date and underlying financial instrument, index or currency, traded in the United States are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government agency.

    Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities or currencies, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold" or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

    The Emerging Markets, Latin American, European Equity, Equity Growth, Emerging Markets Debt, Global Equity, American Value, Aggressive Equity, Growth and Income, Value, Mid Cap Growth and Worldwide High Income Funds may purchase and sell indexed financial futures contracts. An index futures contract is an agreement to take or make delivery of an amount of cash equal to the difference between the value of the index at the beginning and at the end of the contract period. Successful use of index futures will be subject to the Adviser's ability to predict correctly movements in the direction of the relevant securities market. No assurance can be given that the Adviser's judgment in this respect will be correct.

    The Emerging Markets, Latin American, European Equity, American Value, Equity Growth, Emerging Markets Debt, Global Equity, Aggressive Equity, Growth and Income, Value, Mid Cap Growth and Worldwide High Income Funds may sell indexed financial futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of securities in its portfolio that might otherwise result. If the Adviser believes that a portion of a Fund's assets should be invested in emerging country securities but such investments have not been fully made and the Adviser anticipates a significant market advance, the Fund may purchase index futures in order to gain rapid market exposure that may in part or entirely offset increases in the cost of securities that it intends to purchase. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the futures position but, under unusual market conditions, a futures position may be terminated without the corresponding purchase of such securities.

    Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold for prices that may range upward from less than 5% of the value of the contract being traded.

    After a futures contract position is opened, the value of the contract is marked-to-market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of an additional "variation" margin will be required. Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Funds expect to earn interest income on its margin deposits.

    Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the underlying securities with futures contracts that they trade, and use futures contracts with the expectation of realizing profits from market fluctuations. The Funds intend to use futures contracts only for hedging purposes.

    Regulations of the CFTC applicable to the Funds require generally that all futures transactions constitute bona fide hedging transactions. A Fund may engage in futures transactions for other purposes so long as the aggregate initial margin and premiums required for such transaction will not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. The Funds will only sell futures contracts to protect securities owned against declines in price or purchase contracts to protect against an increase in the price of securities intended for purchase. As evidence of this hedging interest, the Funds expect that approximately 75% of their respective futures contracts will be "completed"; that is, equivalent amounts of related securities will have been purchased or are being purchased by the Fund upon sale of open futures contracts.

    Although techniques other than the sale and purchase of futures contracts could be used to control a Fund's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Funds will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

    RESTRICTIONS ON THE USE OF FUTURES CONTRACTS. In addition to the limits imposed under CFTC regulations, described above, the Emerging Markets, Latin American, European Equity, American Value, Aggressive Equity, Growth and Income and Worldwide High Income Funds will not enter into futures contract transactions to the extent that the Fund's outstanding obligations to purchase securities under futures contracts and options would exceed 20% of its total assets. The Emerging Markets Debt, Equity Growth, Global Equity, Value and Mid Cap Growth Funds will not enter into futures contracts to the extent that their outstanding obligations to purchase securities under these contracts in combination with their outstanding obligations with respect to options transactions would exceed 50% of their total assets. Each such Fund will maintain assets sufficient to meet its obligations under such contracts in a segregated account with the custodian bank or will otherwise comply with the SEC's position on asset coverage.

    RISK FACTORS IN FUTURES TRANSACTIONS. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet its daily margin requirement at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively hedge.

    Each Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures for which there appears to be a liquid secondary market.

    The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if, at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the Funds engage in futures strategies only for hedging purposes, the Adviser does not believe that the Funds are subject to the risks of loss frequently associated with futures transactions. The Fund would presumably have sustained comparable losses if, instead of the futures contract, the Fund had invested in the underlying security or currency and sold it after the decline.

    Utilization of futures transactions by a Fund does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the portfolio securities or currencies being hedged. It is also possible that a Fund could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option.

    Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

OPTIONS ON FOREIGN CURRENCIES

    The Emerging Markets, Latin American, European Equity, American Value, Global Equity, Emerging Markets Debt, Equity Growth, Aggressive Equity, Growth and Income, Value, Mid Cap Growth and Worldwide High Income Funds may attempt to accomplish objectives similar to those described above with respect to forward foreign currency exchange contracts and futures contracts for currency by means of purchasing put or call options on foreign currencies on exchanges. A put option gives a Fund the right to sell a currency at the exercise price until the expiration of the option. A call option gives a Fund the right to purchase a currency at the exercise price until the expiration of the option.

    The Funds noted above may purchase and write options on foreign currencies in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminution in the value of portfolio securities, the Funds may purchase put options on the foreign currency. If the value of the currency does decline, the Funds will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on their portfolios which otherwise would have resulted. Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Funds may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Funds derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Funds could sustain losses on transactions in foreign currency options which would require them to forego a portion or all of the benefits of advantageous changes in such rates.

    Funds may write options on foreign currencies for the same purposes. For example, where a Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the anticipated decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received. Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

    Funds may only write covered call options on foreign currencies. A call option written on a foreign currency by the portfolio is "covered" if the Fund owns the underlying foreign currency covered by the call, an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by the Custodian) or upon conversion or exchange of other foreign currency held in its portfolio. A written call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash or other liquid securities in a segregated account with the Custodian, or (c) maintains in a segregated account cash or other liquid securities in an amount not less than the value of the underlying foreign currency in U.S. Dollars, marked-to-market daily.

    Funds may also write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline in the U.S. Dollar value of a security which the portfolio owns or has the right to acquire due to an adverse change in the exchange rate and which is denominated in the currency underlying the option. In such circumstances, the Fund will either "cover" the transaction as described above or collateralize the option by maintaining in a segregated account with the Custodian, cash or other liquid securities in an amount not less than the value of the underlying foreign currency in U.S. Dollars marked-to-market daily.

    Funds may combine forward contracts with investments in securities denominated in other currencies in order to achieve desired credit and currency exposures. Such combinations are generally referred to as synthetic securities. For example, in lieu of purchasing a foreign bond, a Fund may purchase a U.S. dollar-denominated security and at the same time enter into a forward contract to exchange U.S. dollars for the contract's underlying currency at a future date. By matching the amount of U.S. dollars to be exchanged with the anticipated value of the U.S. dollar-denominated security, the Fund may be able to lock in the foreign currency value of the security and adopt a synthetic position reflecting the credit quality of the U.S. dollar-denominated security.

    To the extent required by SEC rules and regulations, the Custodian of the Funds will place cash or other liquid assets into a segregated account of a Fund in an amount equal to the value of such Fund's total assets committed to the consummation of forward foreign currency exchange contracts. If the value of the securities placed in the segregated account declines, additional cash or liquid assets will be placed in the account on a daily basis so that the value of the account will be at least equal to the amount of such Fund's commitments with respect to such contracts.

OPTIONS TRANSACTIONS

    The Emerging Markets, Equity Growth, Emerging Markets Debt, Value, Latin American, European Equity, International Magnum, Aggressive Equity, Global Equity, U.S. Real Estate, Growth and Income, Mid Cap Growth and Worldwide High Income Funds may write (i.e., sell) covered call options which give the purchaser the right to buy the underlying security covered by the option from the Fund at the stated exercise price. A "covered" call option means that so long as a Fund is obligated as the writer of the option, it will own (i) the underlying securities subject to the option, or (ii) securities convertible or exchangeable without the payment of any consideration into the securities subject to the option.

    A Fund will receive a premium from writing call options, which increases the Fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, a Fund will limit its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Fund's obligation as writer of the option continues. Thus, in some periods a Fund will receive less total return and in other periods greater total return from writing covered call options than it would have received from its underlying securities had it not written call options.

    A Fund may sell put options to receive the premiums paid by purchasers and to close out a long put option position. In addition, when the Adviser wishes to purchase a security at a price lower than its current market price, a Fund may write a covered put at an exercise price reflecting the lower purchase price sought.

    A Fund may purchase call options to close out a covered call position or to protect against an increase in the price of a security it anticipates purchasing. A Fund may purchase put options on securities which it holds in its portfolio to protect itself against a decline in the value of the security. If the value of the underlying security were to fall below the exercise price of the put purchased in an amount greater than the premium paid for the option, the Fund would incur no additional loss. A Fund may also purchase put options to close out written put positions in a manner similar to call option closing purchase transactions. There are no other limits on a Fund's ability to purchase call and put options.

    Unless the parties provide for it, there is no central clearing or guaranty function in an OTC Option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC Option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor of credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC Options will be satisfied. The staff of the SEC currently takes the position that OTC Options purchased by a Fund or sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid unless the Fund has entered into a special arrangement to dispose of the security, and are subject to the Fund's limitation on investing in illiquid securities.

    Investments in options involve some of the same considerations that are involved in connection with investments in futures contracts (e.g., the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying security or contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract or securities, an option may or may not be less risky than ownership of the futures contract or actual securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract or securities. In the opinion of the Adviser, the risk that a Fund will be unable to close out an options contract will be minimized by only entering into options transactions for which there appears to be a liquid secondary market.

COMBINED TRANSACTIONS

    Funds may enter into multiples of the forwards, futures and options transactions described above in which they are permitted to engage, including multiple options transactions, multiple futures transactions, multiple foreign currency transactions (including forward foreign currency exchange contracts) and any combination of futures, options and foreign currency transactions, instead of a single transaction, as part of a single hedging strategy when, in the opinion of the Adviser, it is in the best interest of the Fund to do so. A combined transaction, while part of a single strategy, may contain elements of risk that are present in each of its component transactions and will be structured in accordance with applicable Securities and Exchange Commission (the "SEC") regulations and SEC staff guidelines.

RISKS OF OPTIONS ON FUTURES CONTRACTS, FORWARD CONTRACTS AND OPTIONS ON FOREIGN
  CURRENCIES

    Options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchase of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

    Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Furthermore, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

    The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effect of other political and economic events. In addition, exchange-traded options of foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions, on exercise.

    In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decision, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

GLOBAL INVESTING

    Investors should recognize that investing in foreign securities involves special considerations which are not typically associated with investing in domestic securities. Since the securities of foreign issuers are frequently denominated in foreign currencies, and since a Fund may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Fund will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. The investment policies of certain Funds permit entering into forward foreign currency exchange contracts in order to hedge holdings and commitments against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.

    As non-U.S. companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to domestic issuers, there may be less publicly available information about certain foreign securities than about domestic securities. Securities of some foreign issuers are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed issuers than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.

    Although the Funds will endeavor to achieve most favorable execution costs in their portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. In addition, it is expected that the expenses for custodian arrangements of a Fund's foreign securities will be somewhat greater than the expenses for the custodian arrangements for handling the U.S. securities of equal value.

    Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries.

INVESTMENT COMPANY SECURITIES

    The 1940 Act, generally prohibits a Fund from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of the Fund's total assets in any one investment company and no more than 10% in any combination of investment companies. The 1940 Act also prohibits a Fund from acquiring in the aggregate more than 10% of the outstanding voting shares of any registered closed-end investment company. A Fund may not purchase shares of any affiliated investment company except as permitted by the Investment Company Act of 1940 or other applicable law.

MORTGAGE-RELATED DEBT SECURITIES

    Mortgage-related debt securities represent ownership interests in individual pools of residential mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. Each mortgagor's monthly payment to his lending institution on his residential mortgage is "passed-through" to investors. Mortgage pools consist of whole mortgage loans or participations in loans. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. Lending institutions which originate mortgages for the pools are subject to certain standards, including credit and underwriting criteria for individual mortgages included in the pools.

    The coupon rate of interest on mortgage-related securities is lower than the interest rates paid on the mortgages included in the underlying pool, but only by the amount of the fees paid to the mortgage pooler, issuer, and/or guarantor of payment of the securities for the guarantee of the services of passing through monthly payments to investors. Actual yield may vary from the coupon rate, however, if mortgage-related securities are purchased at a premium or discount, traded in the secondary market at a premium or discount, or to the extent that mortgages in the underlying pool are prepaid as noted above. In addition, interest on mortgage-related securities is earned monthly, rather than semi-annually as is the case for traditional bonds, and monthly compounding may tend to raise the effective yield earned on such securities.

MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX

    The International Magnum Fund seeks to achieve its objective by investing primarily in equity securities of non-U.S. issuers in accordance with the EAFE country (defined below) weightings determined by the Adviser. After establishing regional allocation strategies, the Adviser then selects equity securities among issuers of a region. The Fund invests in countries (each an "EAFE country") comprising the Morgan Stanley Capital International EAFE (Europe, Australia and the Far East) Index (the "EAFE Index.")

    The EAFE Index is one of seven International Indices, twenty National Indices and thirty-eight Industry Indices making up the Morgan Stanley Capital International Indices. The Morgan Stanley Capital International EAFE Index is based on the share prices of 1,066 companies listed on the stock exchanges of Europe, Australia, New Zealand and the Far East. "Europe" includes Austria, Belgium, Denmark, Finland, France, Germany, Italy,

    The Netherlands, Norway, Spain, Sweden, Switzerland and the United Kingdom. "Far East" includes Japan, Hong Kong and Singapore/Malaysia.

MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX

    The investment objective of the Global Equity Allocation Fund is to provide long-term capital appreciation by investing in equity securities of U.S. and non-U.S. issuers in accordance with country weightings determined by the Adviser and with stock selection within each country designed to replicate a broad market index. The Adviser determines country allocations for the Fund on an ongoing basis within policy ranges dictated by each country's market capitalization and liquidity. The Fund will invest in the United States and industrialized countries throughout the world that comprise the Morgan Stanley Capital International World Index (the "World Index"). The World Index is one of seven International Indices, twenty National Indices and thirty-eight International Industry Indices making up the Morgan Stanley Capital International Indices.

    The World Index is based on the share prices of companies listed on the stock exchanges of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Italy, Japan, the Netherlands, New Zealand, Norway, Singapore/ Malaysia, Spain, Sweden, Switzerland, the United Kingdom and the United States.

OBLIGATIONS OF DOMESTIC BANKS, FOREIGN BANKS AND FOREIGN BRANCHES OF U.S. BANKS

    For purposes of the Funds' investment policies with respect to bank obligations, the assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches. Investments in bank obligations will include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by a Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and record keeping requirements than those applicable to domestic branches of U.S. banks. The Money Market Funds will invest in U.S. Dollar-denominated obligations of domestic branches of foreign banks and foreign branches of domestic banks only when the Adviser believes that the risks associated with such investment are minimal and that all applicable quality standards have been satisfied.

PORTFOLIO TURNOVER

    It is anticipated that the annual portfolio turnover rate for each of the Funds, except the Growth and Income and Aggressive Equity Funds, will not exceed 100%, although in any particular year, market conditions could result in portfolio activity at a greater or lesser rate than anticipated. High rates of portfolio turnover necessarily result in correspondingly heavier brokerage and portfolio trading costs which are paid by the Funds. In addition to portfolio trading costs, higher rates of portfolio turnover may result in the realization of capital gains. See "Taxes" in the Prospectus for more information on taxation. The portfolio turnover rate for a year is the lesser of the value of the purchases or sales for the year divided by the average monthly market value of the Fund for the year, excluding securities with maturities of one year or less. The rate of portfolio turnover will not be a limiting factor when a Fund deems it appropriate to purchase or sell securities for the portfolio. However, the U.S. federal tax requirement that a Fund derive less than 30% of its gross income from the sale or disposition of securities held less than three months may limit the Fund's ability to dispose of its securities. See "Federal Income Tax." The tables set forth in the Prospectus under "Financial Highlights" present each of the Non-Money Market Funds historical portfolio turnover ratios.

REPURCHASE AGREEMENTS

    The repurchase price under the repurchase agreements described in the Prospectus generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements will be held by the Custodian in the Federal Reserve/Treasury book-entry system or by another authorized securities depository. The term of a repurchase agreement is usually from overnight to one week, and never exceeds one year. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

REVERSE REPURCHASE AGREEMENTS

    A reverse repurchase agreement involves the sale of securities held by a Fund pursuant to the Fund's agreement to repurchase the securities at an agreed upon price, date and rate of interest. Such agreements are considered to be borrowings under the 1940 Act. While reverse repurchase transactions are outstanding, the Funds will maintain in a segregated account cash or liquid securities of an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.

SECURITIES LENDING

    Each Fund may lend its investment securities to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, a Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. Each Fund may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act, or the Rules and Regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the U.S. Government having a value at all times not less than 100% of the value of the securities loaned, including accrued interest, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Fund at any time, and (d) the Fund receive reasonable interest on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will only be made to borrowers deemed by the Adviser to be of good standing and when, in the judgment of the Adviser, the consideration which can be earned currently from such securities loans justifies the attendant risk. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Directors.

    At the present time, the Staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's Directors. In addition, voting rights may pass with the loaned securities, but if a material event will occur affecting an investment on loan, the loan must be called and the securities voted.

STAND-BY COMMITMENTS

    A Fund may enter into stand-by commitments with respect to obligations issued by or on behalf of states, territories, and possessions of the United States, the District of Columbia, and their political subdivisions, agencies, instrumentalities and authorities (collectively, "Municipal Obligations") held in its portfolio. Under a stand-by commitment, a dealer would agree to purchase, at a Fund's option, a specified Municipal Obligation at its amortized cost value to the Fund plus accrued interest, if any. Stand-by commitments may be exercisable by a Fund at any time before the maturity of the underlying Municipal Obligations and may be sold, transferred or assigned only with the instruments involved.

    The Funds expect that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held by a Fund will not exceed 1/2 of 1% of the value of that Fund's total assets calculated immediately after each stand-by commitment is acquired.

    The Funds intend to enter into stand-by commitments only with dealers, banks and broker-dealers which, in the Advisor's opinion, present minimal credit risks and otherwise satisfy applicable quality standards. The Funds' reliance upon the credit of these dealers, banks and broker-dealers will be secured by the value of the underlying Municipal Obligations that are subject to the commitment.

    The Funds will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their right thereunder for trading purposes. The acquisition of a stand-by commitment will not affect the valuation or assumed maturity of the underlying Municipal Obligation which will continue to be valued in accordance with the amortized cost method. The actual stand-by commitment will be valued at zero in determining net asset value. Accordingly, where a Fund pays directly or indirectly for a stand-by commitment, its cost will be reflected as an unrealized loss for the period during which the commitment is held by that Fund and will be reflected in realized gain or loss when the commitment is exercised or expires.

STRIPPED MORTGAGE-BACKED SECURITIES

    Stripped mortgage-backed securities ("SMBS") are derivative multiclass mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

    SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

    Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, certain of these securities may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

SWAP CONTRACTS

    The Global Equity, Emerging Markets Debt, Equity Growth, Value and Mid Cap Growth Funds may enter into Swap Contracts. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term "specified index" includes currencies, fixed interest rates, prices, total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a Fund may agree to swap the return generated by a fixed-income index for the return generated by a second fixed-income index. The currency swaps in which a Fund may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

    The swaps in which the noted Funds may engage also include rate caps, floors and collars under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to a swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors, and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

    Funds will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid securities, to avoid any potential leveraging of the Fund. To the extent that these swaps, caps, floors, and collars are entered into for hedging purposes, the Adviser believes such obligations do not constitute "senior securities" under the 1940 Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions. Funds may enter into OTC Derivatives transactions (Swaps, Caps, Floors, Puts, etc., but excluding foreign exchange contracts) with counterparties that are approved by the Adviser in accordance with guidelines established by the Board of Directors. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties with ratings below AA.

    The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the portfolio would be less favorable than it would have been if this investment technique were not used.

U.S. GOVERNMENT OBLIGATIONS

    Examples of types of U.S. Government obligations include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association, Government National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Maritime Administration, International Bank for Reconstruction and Development (the "World Bank"), the Asian-American Development Bank and the Inter-American Development Bank.

VARIABLE RATE DEMAND INSTRUMENTS

    Variable rate demand instruments held by each Money Market Fund may have maturities of more than 397 days, provided: (i) the Fund is entitled to the payment of principal at any time, or during specified intervals not exceeding 397 days, upon giving the prescribed notice (which may not exceed 30 days), and
(ii) the rate of interest on such instruments is adjusted at periodic intervals which may extend up to 397 days. In determining the weighted average maturity of a Fund and whether a variable rate demand instrument has a remaining maturity of 397 days or less, each instrument will be deemed by the Fund to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be recovered through demand. In determining whether an unrated variable rate demand instrument is of comparable quality at the time of purchase to instruments rated "high quality," the Adviser will follow guidelines adopted by the Company's Board of Directors.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

    Delivery of and payment for these securities may take as long as a month or more after the date of the purchase commitment but will take place no more than 120 days after the trade date. Each Fund will maintain with the appropriate Custodian a separate account with a segregated portfolio of cash or liquid securities in an amount at least equal to these commitments. It is possible that the market value at the time of settlement would be higher or lower than the purchase price if the general level of interest rates has changed.

ZERO COUPON BONDS

    Zero coupon bonds is a term used to describe notes and bonds which have been stripped of their unmatured interest coupons, or the coupons themselves, and also receipts or certificates representing interest in such stripped debt obligations and coupons. The timely payment of coupon interest and principal on zero coupon bonds issued by the U.S. Treasury remains guaranteed by the "full faith and credit" of the United States Government.

    A zero coupon bond does not pay interest. Instead, it is issued at a substantial discount to its "face value"--what it will be worth at maturity. The difference between a security's issue or purchase price and its face value represents the imputed interest an investor will earn if the security is held until maturity. For tax purposes, a portion of this imputed interest is deemed to be income received by zero coupon bondholders each year. Each Fund, which expects to qualify as a regulated investment company, intends to pass along such interest as a component of the Fund's distributions of net investment income.

    Zero coupon bonds may offer investors the opportunity to earn higher yields than those available on U.S. Treasury bonds of similar maturity. However, zero coupon bond prices may also exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest is returned to the investor.

    Zero Coupon Treasury Bonds are sold under a variety of different names, such as: Certificate of Accrual on Treasury Securities ("CATS"), Treasury Receipts ("TRs"), Separate Trading of Registered Interest and Principal of Securities ("STRIPS") and Treasury Investment Growth Receipts ("TIGERS").

                               FEDERAL INCOME TAX

    The following is only a summary of certain additional federal tax considerations generally affecting the Company and its shareholders that are not described in the Company's prospectuses. No attempt is made to present a detailed explanation of the federal, state or local tax treatment of the Company or its shareholders, and the discussion here and in the Company's prospectuses are not intended as a substitute for careful tax planning.

    Each Fund is generally treated as a separate corporation for federal income tax purposes, and thus the provisions of the Internal Revenue Code of 1986, as amended (the "Code") generally will be applied to each Fund separately, rather than to the Company as a whole. Each Fund intends to qualify and elect to be treated for each taxable year as a regulated investment company ("RIC") under subchapter M of the Code.

    The following discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Legislation and administrative changes or court decisions may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

    In order to qualify for the special tax treatment afforded to RICs under Subchapter M of the Code, each Fund must, among other things, (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and certain other related income, including, generally, gains from options, futures and forward contracts (the "90% Gross Income Test"); (b) derive less than 30% of its gross income each taxable year from the sale or other disposition of (i) stocks or securities, (ii) options, futures or forward contracts (other than options, futures or forward contracts on foreign currencies) and (iii) foreign currencies (or options, futures or forward contracts on foreign currencies), but only if not directly related to the Fund's principal business of investing in stocks or securities (or options and futures with respect to stocks or securities) held less than three months (the "Short-Short Gain Test"), and (c) diversify its holdings so that, at the end of each fiscal quarter of the Company's taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash, United States Government securities, securities of other RICs, and other securities and cash items, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer or two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses (other than U.S. Government securities or the securities of other
RICs). For purposes of the 90% gross income requirement described above, foreign currency gains may be excluded by regulation from income that qualifies under the 90% requirement.

    In addition to the requirements described above, in order to qualify as a RIC, a Fund must distribute at least 90% of its net investment income (which generally includes dividends, taxable interest, and net short-term capital gains less operating expenses) to shareholders. If a Fund meets all of the RIC requirements, it will not be subject to federal income tax on any of its net investment income or capital gains that it distributes to shareholders.

    If a Fund fails to qualify as a RIC for any taxable year, it will be taxable at regular corporate rates. In such case, distributions (including capital gain distributions) will be taxable as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits and such distributions generally will be eligible for the corporate dividends received deductions.

    Each Fund will decide whether to distribute or to retain all or part of any net capital gains (the excess of net long-term capital gains over net short-term capital losses) in any year for reinvestment. If any such gains are retained, the Fund will pay federal income tax thereon, and, if the Fund makes an election, the shareholders will include such undistributed gains in their income and shareholders subject to tax will be able to claim their share of the tax paid by the Fund as a credit against their federal income tax liability.

    A gain or loss realized by a shareholder on the sale or exchange of shares of a Fund held as a capital asset will be capital gain or loss, and such gain or loss will be long-term if the holding period for the shares exceeds one year, and otherwise will be short-term. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of. Any loss realized by a shareholder on the disposition of shares held 6 months or less is treated as a long-term capital loss to the extent of any distributions of net long-term capital gains received by the shareholder with respect to such shares or any inclusion of undistributed capital gain with respect to such shares.

    Each Fund will generally be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year at least 98% of its ordinary income and 98% of its capital gain net income (the excess of short and long-term capital gains over short and long-term capital losses) for the one-year period ending on October 31 of that year, plus certain other amounts.

    Each Fund is required by federal law to withhold 31% of reportable payments (which may include dividends, capital gains distributions and redemptions) paid to shareholders who have not certified on the Account Registration Form or on a separate form supplied by the Fund, that the Social Security or Taxpayer Identification Number provided is correct and that the shareholder is exempt from backup withholding or is not currently subject to backup withholding.

ADDITIONAL CONSIDERATIONS FOR THE TAX-FREE MONEY MARKET FUND

    In order for the Tax-Free Money Market Fund to pay exempt interest dividends during any taxable year, at the close of each quarter of its taxable year at least 50% of the value of the Fund's assets must consist of certain tax-exempt obligations. Exempt-interest dividends distributed to shareholders are not included in the shareholder's gross income for regular federal income tax purposes. Exempt-interest dividends may, however, be subject to the alternative minimum tax (the "AMT") imposed by Section 55 and, in the case of corporate taxpayers, the Code or the environmental tax (the "Environmental Tax") imposed by Section 59A of the Code. The AMT and the Environmental Tax may be imposed in two circumstances. First, exempt-interest dividends derived from certain "private activity bonds" issued after August 7, 1986, will generally be an item of tax preference (and therefore potentially subject to the AMT and the Environmental Tax) for both corporate and non-corporate taxpayers. Second, in the case of exempt-interest dividends received by corporate shareholders, all exempt-interest dividends, regardless of when the bonds from which they are derived were issued or whether they are derived from private activity bonds, will be included in the corporation's "adjusted current earnings," as defined in
Section 56(g) of the Code, in calculating the corporation's alternative minimum taxable income for purposes of determining the AMT and the Environmental Tax.

    The deduction otherwise allowable to property and casualty insurance companies for "losses incurred" will be reduced by an amount equal to a portion of exempt-interest dividends received or accrued during any taxable year. Foreign corporations engaged in a trade or business in the United States will be subject to a "branch profits tax" on their "dividend equivalent amount" for the taxable year, which will include exempt-interest dividends. Certain Subchapter S corporations may also be subject to taxes on their "passive investment income," which could include exempt-interest dividends. Up to 85% (depending on the taxpayer's income) of the Social Security benefits or railroad retirement benefits received by an individual during any taxable year will be included in the gross income of such individual depending upon the individual's "modified adjusted gross income" (which includes exempt-interest dividends).

    The Tax-Free Money Market Fund may not be an appropriate investment for persons (including corporations and other business entities) who are "substantial users" (or persons related to such users) of facilities financed by industrial development or private activity bonds. A "substantial user" is defined generally to include certain persons who regularly use such a facility in their trade or business. Such entities or persons should consult their tax advisors before purchasing shares of this Fund.

    Issuers of bonds purchased by the Tax-Free Money Market Fund (or the beneficiary of such bonds) may have made certain representations or covenants in connection with the issuance of such bonds to satisfy certain requirements of the Code that must be satisfied subsequent to the issuance of such bonds. Investors should be aware that exempt-interest dividends derived from such bonds may become subject to federal income taxation retroactively to the date of issuance thereof if such representations are determined to have been inaccurate or if the issuer of such bonds (or the beneficiary of such bonds) fails to comply with such covenants.

    Distributions of net investment income received by the Tax-Free Money Market Fund from investments in debt securities (other than interest on tax-exempt Municipal Obligations) and any net short-term capital gains distributed by the Fund will be taxable to shareholders as ordinary income and will not be eligible for the dividends received deduction for corporate shareholders. Although the Tax-Free Money Market Fund generally does not expect to receive net investment income other than Tax-Exempt Interest, up to 20% of the net assets of the Fund may be invested in Municipal Obligations that do not bear Tax-Exempt Interest, and any taxable income recognized by the Fund will be distributed and taxed to its shareholders.

FOREIGN INCOME TAX

    It is expected that each Fund will be subject to foreign withholding taxes with respect to its dividend and interest income from foreign countries, if any, and a Fund may be subject to foreign income or other taxes with respect to other income. So long as more than 50% in value of a Fund's total assets at the close of the taxable year consists of stock or securities of foreign corporations, the Fund may elect to treat certain foreign income taxes imposed on it under U.S. federal income tax law as paid directly by its shareholders. A Fund will make such an election only if it deems it to be in the best interest of its shareholders and will notify shareholders in writing each year if it makes an election and of the amount of foreign income taxes, if any, to be treated as paid by the shareholders. If a Fund makes the election, shareholders will be required to include in income their proportionate shares of the amount of foreign income taxes treated as imposed on the Fund and will be entitled to claim either a credit (subject to the limitations discussed below) or, if they itemize deductions, a deduction for their shares of the foreign income taxes in computing their federal income tax liability. (No deductions will be allowed in computing alternative minimum tax liability.)

    Shareholders who choose to utilize a credit (rather than a deduction) for foreign taxes will be subject to the limitation that the credit may not exceed the shareholder's U.S. tax (determined without regard to the availability of the credit) attributable to foreign source taxable income. For this purpose, the portion of dividends and distributions paid by a Fund from its foreign source income will be treated as foreign source income. A Fund's gains from the sale of securities will generally be treated as derived from U.S. sources and certain foreign currency gains and losses likewise will be treated as derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source "passive income," such as the portion of dividends received from a Fund which qualifies as foreign source income. In addition, the foreign tax credit is allowed to offset only 90% of the alternative minimum tax imposed on corporations as individuals. Because of these limitations, shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income taxes paid by a Fund.

    The foregoing is only a general description of the treatment of foreign income taxes under the U.S. federal income tax laws. Because the availability of a credit or deduction depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisers.

                   FEDERAL TAX TREATMENT OF FORWARD CURRENCY
                     CONTRACTS AND EXCHANGE RATE CONTRACTS

    Except for certain hedging transactions, each Fund is required for federal income tax purposes to recognize as gain or loss for each taxable year its net unrealized gains and losses on certain forward currency and futures contracts as of the end of each taxable year, as well as those actually realized during the year. In most cases, any such gain or loss recognized with respect to a regulated futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Gain or loss attributable to a foreign currency forward contract is treated as 100% ordinary income. Furthermore, forward currency futures contracts which are intended to hedge against a change in the value of securities held by a Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

    Any net gain realized from the closing out of futures contracts will generally be qualifying income for purposes of the 90% Gross Income test. In order to satisfy the Short-Short Gain test, however, a Fund will have to avoid realizing gains on futures contracts and certain forward contracts held less than three months and may be required to defer the closing out of futures contracts beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains of such contracts that have been open for less than three months as of the end of a Fund's taxable year and which are treated as recognized for tax purposes at the end of the taxable year will not be considered gains on securities held less than three months for purposes of the Short-Short Gain test.

    Gains or losses attributable to foreign currency contracts, or to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss. These gains or losses increase or decrease the amount of a Fund's net investment income, if any, available to be distributed to its shareholders as ordinary income.

                         TAXES AND FOREIGN SHAREHOLDERS

    Taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, foreign corporation, or foreign partnership ("Foreign Shareholder") depends on whether the income from the Company is "effectively connected" with a U.S. trade or business carried on by such shareholder.

    If the income from the Company is not effectively connected with a U.S. trade or business carried on by a Foreign Shareholder, distributions of ordinary income will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Furthermore, Foreign Shareholders will generally be exempt from United States federal income tax on gains realized on the sale of shares of the Company, distributions of net long-term capital gains, and amounts retained by the Company which are designated as undistributed capital gains.

    If the income from the Company is effectively connected with a U.S. trade or business carried on by a Foreign Shareholder, then distributions of net investment income and net long-term capital gains, and any gains realized upon the sale of shares of the Company, will be subject to U.S. federal income tax at the rates applicable to United States citizens and residents or domestic corporations.

    The Company may be required to withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless the Foreign Shareholder complies with Internal Revenue Service certification requirements.

    The tax consequences to a Foreign Shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described here. Furthermore, Foreign Shareholders are strongly urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Company.

                               PURCHASE OF SHARES

    For Class A shares of the Non-Money Funds, the purchase price of shares is based upon the net asset value per share plus the applicable sales charge, if any, next determined after the purchase order is received. Class B shares and Class C shares of the Non-Money Funds may be purchased at the net asset value per share next determined after the purchase order is received. For all classes of such Funds an order received prior to the regular close of the New York Stock Exchange (the "NYSE") (currently, 4:00 p.m., Eastern Time) will be executed at the price computed on the date of receipt; and an order received after the regular close of the NYSE will be executed at the price computed on the next day the NYSE is open. The purchase price of shares of the Non-Money Funds is based on such price as further described in the Prospectuses under "Purchase of Shares." Class A shares of the Non-Money Funds purchased without an initial sales charge that are redeemed within one year of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC"), certain Class B shares of the Non-Money Funds that are redeemed within six years of purchase are subject to a CDSC of up to 5.00% and certain Class C shares of the Non-Money Funds that are redeemed within one year of purchase are subject to a 1.00% CDSC, as described in the Prospectus under "Purchase of Shares." The initial sales charge and CDSC are not applicable to shares of any class of any Non-Money Market Fund purchased through the automatic reinvestment of dividends or distributions paid by any Fund.

    The price of shares of the Money Market Funds is the net asset value per share next determined after Federal Funds are available to such Fund. A purchase of a Money Market Fund's shares by check is credited to the shareholder's account at the price next determined after receipt of Federal Funds on the day of receipt and will begin receiving dividends the following day.

    Shares of the Company may be purchased on any day the NYSE is open, except that shares of the Money Market Funds may be purchased on any day when both the NYSE and the Federal Reserve Banks are open. The NYSE is closed when the following holidays are observed: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday when any of these holidays falls on a Saturday or Sunday, respectively. Federal Reserve Banks are closed on Martin Luther King Day, Columbus Day and Veterans Day, in addition to such NYSE holidays.

    Each Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Company, and (iii) to reduce or waive the minimum for initial and subsequent investments for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of a Fund's shares.

                              REDEMPTION OF SHARES

    Each Fund may suspend redemption privileges or postpone the date of payment
(i) during any period that the NYSE is closed, or trading on the NYSE is restricted as determined by the SEC, (ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for a Fund to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the SEC may permit. Additionally, if the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to payment wholly or partly in cash, the Company may pay the redemption proceeds in whole or in part by a distribution-in-kind of readily marketable securities held by the Funds in lieu of cash in conformity with applicable rules of the SEC. Shareholders may incur brokerage charges upon the sale of portfolio securities so received in payment of redemptions.

    Any redemption may be more or less than the shareholder's cost depending on, among other factors, the market value of the securities held by the Fund(s). Class A shares of the Non-Money Funds purchased without an initial sales charge due to the size of the purchase that are redeemed within one year of purchase are subject to a 1.00% CDSC, certain Class B shares of the Non-Money Funds that are redeemed within six years of purchase are subject to a CDSC of up to 5.00% that decreases to 0% after six years, and certain Class C shares of the Non-Money Funds that are redeemed within one year of purchase are subject to a 1.00% CDSC as described in the Prospectus under "Purchase of Shares." Such initial sales charge and CDSC are not applicable to shares of any class of any Fund purchased through the automatic reinvestment of dividends or distributions paid by any Fund.

    To protect your account and the Company from fraud, signature guarantees are required for certain redemptions. Signature guarantees enable the Company to verify the identity of the person who has authorized a redemption from your account. Signature guarantees are required in connection with: (1) all redemptions, regardless of the amount involved, when the proceeds are to be paid to someone other than the registered owner(s) and/or registered address; and (2) share transfer requests.

    Eligible signature guarantor institutions generally include banks, broker-dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, provided that the institution is a member of the Securities Transfer Agents Medallion Program or another recognized signature guarantee program. Notaries public are not acceptable guarantors.

    The signature guarantees must appear either: (1) on the written request for redemption; (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed; or (3) on all stock certificates tendered for redemption and, if shares held by the Company are also being redeemed, on the letter or stock power.

    Redemption of shares held in broker street name may not be accomplished by mail or telephone as described above. Shares held in broker street name may be redeemed only by contacting the investment dealer, bank or financial services firm ("Participating Dealer") that handles your account.

                             INVESTMENT LIMITATIONS

    Each current Fund of the Company has adopted certain investment policies which are either fundamental investment limitations or non-fundamental investment limitations. Fundamental investment limitations may not be changed without the approval of the lesser of: (1) at least 67% of the voting securities of the Fund present at a meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund. Non-fundamental investment limitations may be changed by the Board of Directors of the Company.

    For the purpose of adopting investment limitations the current Funds have been divided into three separate groups, which limitations apply only to the Funds that form a part of that group. The groups are comprised as follows:

Category I Funds:                 Global Fixed Income, Worldwide High
                                  Income, High Yield, American Value,
                                  Aggressive Equity, U.S. Real Estate,
                                  Global Equity Allocation, Asian Growth,
                                  Emerging Markets, Latin American,
                                  International Magnum, Japanese Equity,
                                  Growth and Income and European Equity
                                  Funds.

Category II Funds:                Equity Growth, Global Equity, Emerging
                                  Markets Debt, Mid Cap Growth and Value
                                  Funds.

Money Market Funds:               Money Market, Tax-Free Money Market and
                                  Government Obligations Money Market
                                  Funds.

CATEGORY I FUNDS

    The following are fundamental investment limitations with respect to the Category I Funds. No Category I Fund will:

     (1) invest in commodities, except that each of the Emerging Markets Fund, Latin American Fund, European Equity Fund, American Value Fund, Aggressive Equity Fund, Growth and Income and Worldwide High Income Fund may invest in futures contracts and options to the extent that not more than 5% of its total assets are required as deposits to secure obligations under futures contracts and not more than 20% of its total assets are invested in futures contracts and options at any time;

     (2) purchase or sell real estate or real estate limited partnerships, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate, and except that the U.S. Real Estate Fund may invest in real estate limited partnership interests, but may not invest in such interests that are not publicly traded;

     (3) underwrite the securities of other issuers;

     (4) invest for the purpose of exercising control over management of any company;

     (5) invest more than 5% of its total assets in securities of companies which have (with predecessors) a record of less than three years' continuous operation;

     (6) except with respect to the Latin American Fund and U.S. Real Estate Fund, acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Fund's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

     (7) write or acquire options or interests in oil, gas or other mineral exploration or development programs or leases;

     (8) purchase on margin or sell short except as specified above in (1) and except that the Emerging Markets Fund, Latin American Fund, European Equity Fund, Aggressive Equity Fund and Worldwide High Income Fund may enter into short sales in accordance with its investment objective and policies;

     (9) purchase or retain securities of an issuer if those officers and Directors of the Company or its investment adviser owning more than 1/2 of 1% of such securities together own more than 5% of such securities;

    (10) borrow, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 10% of the Fund's total assets valued at the lower of market or cost and a Fund may not purchase additional securities when borrowings exceed 5% of total assets, except that the Worldwide High Income Fund, Latin American Fund and Growth and Income Fund may enter into reverse repurchase agreements in accordance with its investment objective and policies and except that each of the Latin American Fund, Aggressive Equity Fund and Worldwide High Income Fund may borrow amounts up to 33 1/3% of its total assets (including the amount borrowed), less all liabilities and indebtedness other than the borrowing;

    (11) pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value, except that each of the Latin American, Aggressive Equity and Worldwide High Income Funds may pledge, mortgage or hypothecate its assets to secure borrowings in amounts up to 33 1/3% of its assets (including the amount borrowed);

    (12) invest more than an aggregate of 15% of the total assets of the Fund, determined at the time of investment, in illiquid assets, including repurchase agreements having maturities of more than seven days or invest in fixed time deposits with a duration of from two business days to seven calendar days if more than 10% of the Fund's total assets would be invested in these time deposits; provided, however, that no Fund shall invest (i) more than 10% of its total assets in securities subject to legal or contractual restrictions on resale and (ii) in fixed time deposits with a duration of over seven calendar days;

    (13) invest its assets in securities of any investment company, except by purchase in the open market involving only customary brokers' commissions or in connection with mergers, acquisitions of assets or consolidations and except as may otherwise be permitted by the 1940 Act;

    (14) issue senior securities;

    (15) make loans except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements, subject to the limitation described in (12) above) which are publicly distributed, and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the Rules and Regulations or interpretations of the SEC thereunder;

    (16) except for the Global Fixed Income Fund, Emerging Markets Fund, Latin America Fund, Aggressive Equity Fund and U.S. Real Estate Fund, purchase more than 10% of any class of the outstanding securities of any issuer; and

    (17) except for the Global Fixed Income Fund, Emerging Markets Fund, Latin America Fund and U.S. Real Estate Fund, purchase securities of an issuer (except obligations of the U.S. Government and its instrumentalities) if as the result, with respect to 75% of its total assets, more than 5% of the Funds total assets, at market value, would be invested in the securities of such issuer.

    The following are non-fundamental investment limitations with respect to the Category I Funds. As a matter of non-fundamental policy, no Category I Fund will:

     (1) purchase puts, calls, straddles, spreads and any combination thereof if by reason thereof the value of its aggregate investment in such derivative securities will exceed 5% of its respective total assets except that the Emerging Markets, Latin American, European Equity, Aggressive Equity, Growth and Income and Worldwide High Income Funds may purchase puts and calls on foreign currencies and may write covered call options in accordance with its investment objective and policies;

     (2) purchase warrants if, by reason of such purchase, more than 5% of the value of the Fund's net assets would be invested in warrants valued at the lower of cost or market. Included in this amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants that are not listed on a nationally recognized stock exchange;

     (3) invest in oil, gas or other mineral leases; and

     (4) invest in illiquid securities, except the Emerging Markets Fund may invest up to 25% of its total assets in privately placed securities, provided that it may not invest more than 15% of its total assets in illiquid securities, including securities for which there is no readily available market, and provided further that it will not invest more than 10% of its total assets in securities which are restricted from sale to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"), except securities that are not registered under the 1933 Act but that can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act.

    Each of the Global Fixed Income, Latin American, Aggressive Equity and U.S. Real Estate Funds will diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash (including cash items and receivables), U.S. Government securities, and other securities, with such other securities limited, in respect of any one issuer, for purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities).

    The percentage limitations contained in these restrictions apply at the time of purchase of securities. Future Funds of the Company may adopt different limitations.

CATEGORY II FUNDS

    The following are fundamental investment limitations with respect to the Category II Funds. No Category II Fund will:

     (1) invest in physical commodities or contracts on physical commodities, except that any Fund may acquire physical commodities as a result of ownership of securities or other instruments and may purchase or sell options or futures contracts or invest in securities or other instruments backed by physical commodities;

     (2) purchase or sell real estate, although each Fund may purchase and sell securities of companies which deal in real estate, other than real estate limited partnerships, and may purchase and sell marketable securities which are secured by interests in real estate;

     (3) make loans except: (i) by purchasing debt securities in accordance with their respective investment objectives and policies, or entering into repurchase agreements, subject to the limitations described in non-fundamental investment limitation (8) below, (ii) by lending their portfolio securities, and (iii) by lending portfolio assets to other Funds, banks, brokers, dealers and other financial institutions, so long as such loans are not inconsistent with the 1940 Act, the rules, regulations, interpretations or orders of the SEC and its staff thereunder;

     (4) except for the Emerging Markets Debt Fund, with respect to 75% of each Fund's assets, purchase a security if, as a result, the Fund would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any issuer;

     (5) except for the Emerging Markets Debt Fund, with respect to 75% of each Fund's assets, purchase securities of any issuer if, as a result, more than 5% of the Fund's total assets, taken at market value at the time of such investment, would be invested in the securities of such issuer except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

     (6) issue any class of senior security or sell any senior security of which it is the issuer, except that each Fund may borrow money as a temporary measure for extraordinary or emergency purposes, provided that such borrowings do not exceed 33 1/3% of the Fund's total assets (including the amount borrowed) less liabilities (exclusive of borrowings) and except that the Emerging Markets Debt Fund may borrow from banks in an amount not in excess of 33 1/3% of its total assets (including the amount borrowed) less liabilities in accordance with its investment objective and policies. The term "senior security" shall not include any temporary borrowings that do not exceed 5% of the value of a Fund's total assets at the time the Fund makes such temporary borrowing. Notwithstanding the foregoing limitations on issuing or selling senior securities and borrowing, a Fund may engage in investment strategies that obligate it either to purchase securities or segregate assets, or enter into reverse repurchase agreements, provided that it will segregate assets to cover its obligations pursuant to such transactions in accordance with applicable rules, orders, or interpretations of the SEC or its staff. This investment limitation shall not preclude a Fund from issuing multiple classes of shares in reliance on SEC rules or orders.

     (7) underwrite the securities of other issuers (except to the extent that a Fund may be deemed to be an underwriter within the meaning of the 1933 Act in connection with the disposition of restricted securities);

     (8) Acquire any securities of companies within one industry, if as a result of such acquisition, more than 25% of the value of the Fund's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, when any such Fund adopts a temporary defensive position.

    The following are non-fundamental investment limitations with respect to the Category II Funds. As a matter of non-fundamental policy, no Category II Fund will:

     (1) enter into futures contracts to the extent that each Fund's outstanding obligations to purchase securities under these contracts in combination with its outstanding obligations with respect to options transactions would exceed 50% of each Fund's total assets, and will maintain assets sufficient to meet its obligations under such contracts in a segregated account with the custodian bank or will otherwise comply with the SEC's position on asset coverage;

     (2) write put or call options except to the extent described above in (1);

     (3) purchase on margin, except for use of short-term credit as may be necessary for the clearance of purchases and sales of securities, provided that each Fund may make margin deposits in connection with transactions in options, futures, and options on futures;

     (4) sell short unless the Fund (i) owns the securities sold short, (ii) by virtue of its ownership of other securities, has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, or (ii) maintains in a segregated account on the books of the Fund's custodian an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the current market value of the security sold short or such other amount as the SEC or its staff may permit by rule, regulation, order, or interpretation, except that the Emerging Markets Debt Fund may from time to time sell securities short without limitation but consistent with applicable legal requirements as stated in its Prospectus; provided that transactions in futures contracts and options are not deemed to constitute selling securities short;

     (5) purchase or retain securities of an issuer if those Officers and Directors of the Company or any of its investment advisers owning more than 1/2 of 1% of such securities together own more than 5% of such securities;

     (6) borrow money other than from banks or other Funds of the Company, provided that a Fund may borrow from banks or other Funds of the Company so long as such borrowing is not inconsistent with the 1940 Act or the rules, regulations, interpretations or orders of the SEC and its staff thereunder; or, except for the Emerging Markets Debt Fund, purchase additional securities when borrowings exceed 5% of total assets;

     (7) pledge, mortgage or hypothecate assets in an amount greater than 10% of its total assets in the case of the Equity Growth, Global Equity and Emerging Markets Debt Funds or 50% of its total assets in the case of the Mid Cap Growth and Value Funds, provided that each Fund may segregate assets without limit in order to comply with the requirements of Section 18(f) of the 1940 Act and applicable rules, regulations or interpretations of the SEC and its staff;

     (8) invest more than an aggregate of 15% of the net assets of the Fund, determined at the time of investment, in illiquid securities provided that this limitation shall not apply to any investment in securities that are not registered under the 1933 Act but that can be sold to qualified institutional investors in accordance with Rule 144A under the 1933 Act and are determined to be liquid securities under guidelines or procedures adopted by the Board of Directors;

     (9) invest for the purpose of exercising control over management of any company;

    (10) invest its assets in securities of any investment company, except by purchase in the open market involving only customary brokers' commissions or in connection with mergers, acquisitions of assets or consolidations and except as may otherwise be permitted by the 1940 Act;

    (11) in the case of the Equity Growth, Global Equity, and Emerging Markets Debt Funds, make loans as described in fundamental investment limitations 3(ii) and 3(iii), above, in an amount exceeding 33 1/3% of its total assets; and

    (12) in the case of the Emerging Markets Debt Fund, purchase a security if, as a result, with respect to 50% of its assets, it would hold more than 10% of the outstanding voting securities of an issuer or have more than 5% of its total assets invested in securities of an issuer or, with respect to 100% of its assets, it would have more than 25% of its total assets invested in securities of the issuer, except that these limitations do not apply to investments in U.S. Government securities.

    Unless otherwise indicated, if a percentage limitation on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or total cost of the Fund's assets will not be considered a violation of the restriction, and the sale of securities will not be required.

MONEY MARKET FUNDS

    The following are fundamental investment limitations with respect to the Money Market Funds. No Money Market Fund will:

     (1) invest in commodities;

     (2) purchase or sell real estate or real estate limited partnerships, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate;

     (3) underwrite the securities of other issuers;

     (4) invest for the purpose of exercising control over management of any company;

     (5) invest more than 5% of its total assets in securities of companies which have (with predecessors) a record of less than three years' continuous operation, except that the Tax-Free Money Market Fund may not invest in private activity bonds where the payment of principal and interest are the responsibility of a company (including its predecessors) with less than three years of continuous operations;

     (6) acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Fund's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (in the case of the Money Market Fund) instruments issued by U.S. banks or their domestic branches;

     (7) write or acquire options or interests in oil, gas or other mineral exploration or development programs or leases;

     (8) issue senior securities or borrow money, except for borrowing money from banks for temporary purposes or (with respect to the Money Market Fund and Government Obligations Fund) for reverse repurchase agreements, and then in amounts not in excess of 10% of the value of the Fund's total assets at the time of such borrowing, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Fund; or mortgage, pledge, hypothecate or in any manner transfer as security for indebtedness any securities owned or held by the Fund, any assets except as may be necessary in connection with permitted borrowings and then, in amounts not in excess of 10% of the value of the Fund's total assets at the time of the borrowing; or purchase portfolio securities while borrowings in excess of 5% of the Fund's net assets are outstanding. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Fund's securities by enabling the Fund to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient.);

     (9) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions;

    (10) make short sales of securities or maintain a short position or write or sell puts, calls, straddles, spreads or combinations thereof;

    (11) with respect to the Money Market Fund, invest in other investment companies except to the extent permitted by the 1940 Act, provided that the Fund may invest only in investment companies that are unaffiliated with the Fund; and with respect to the Tax-Free Money Market Fund and Government Obligations Money Market Fund, invest more than 10% of the value of the Fund's assets in other investment companies that are unaffiliated with the Fund and then no more than 5% of the Fund's assets may be invested in any one money market fund;

    (12) with respect to the Money Market Fund, purchase any securities other than Money-Market Instruments, some of which may be subject to repurchase agreements, but the Fund may make interest-bearing savings deposits in amounts not in excess of 5% of the value of the Fund's assets and may make time deposits;

    (13) with respect to the Tax-Free Money Market Fund, under normal market conditions invest less than 80% of its net assets in securities the interest on which is exempt from the regular federal income tax and does not constitute an item of tax preference for purposes of the federal alternative minimum tax ("Tax-Exempt Interest");

    (14) with respect to the Government Obligations Money Market Fund, purchase securities other than U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and repurchase agreements relating to such obligations. There is no limit on the amount of the Fund's assets which may be invested in the securities of any one issuer of obligations that the Fund is permitted to purchase;

    (15) purchase the securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or securities subject to unconditional demand features issued by a non-controlled person) if immediately after and as a result at the time of purchase more than 5% of the Fund's total assets would be invested in the securities of such issuer; except that, under applicable regulations, the Fund may invest more than 5% of its total assets in any one issuer for up to three business days;

    (16) enter into repurchase agreements with more than seven days maturity if, as a result, more than 10% of the value of its net assets would be invested in these agreements and other investments for which market quotations are not readily available or which are otherwise illiquid; and

    (17) make loans, except that a Fund may purchase or hold debt obligations in accordance with its investment objectives, policies and limitations and, with respect to the Money Market and Government Obligations Money Market Funds, may enter into repurchase agreements for securities, and may lend portfolio securities against collateral, consisting of cash or securities which are consistent with the Fund's permitted investments, which is equal at all times to at least 100% of the value of the securities loaned. There is no investment restriction on the amount of securities that may be loaned.

    With respect to limitation (6) above concerning industry concentration, the Money Market Fund will consider wholly-owned finance companies to be in the industries of their parents if their activities are primarily related to financing the activities of the parents, and will divide utility companies according to their services. For example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

    The following are non-fundamental investment limitations with respect to the Money Market Funds. As a matter of non-fundamental policy, no Money Market Fund will:

     (1) purchase puts, calls, straddles, spreads and any combination thereof if by reason thereof the value of its aggregate investment in such derivative securities will exceed 5% of its respective total assets;

     (2) purchase warrants if, by reason of such purchase, more than 5% of the value of the Fund's net assets would be invested in warrants valued at the lower of cost or market. Included in this amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants that are not listed on a nationally recognized stock exchange; and

     (3) invest in oil, gas or other mineral leases.

    The percentage limitations contained in these restrictions apply at the time of purchase of securities. Future Funds of the Company may adopt different limitations.

                 DETERMINING MATURITIES OF CERTAIN INSTRUMENTS

    Generally, the maturity of a portfolio instrument shall be deemed to be the period remaining until the date noted on the face of the instrument as the date on which the principal amount must be paid, or in the case of an instrument called for redemption, the date on which the redemption payment must be made. However, instruments having variable or floating interest rates or demand features may be deemed to have remaining maturities as follows: (1) a government obligation with a variable rate of interest readjusted no less frequently than annually may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate; (b) an instrument with a variable rate of interest, the principal amount of which is scheduled on the face of the instrument to be paid in one year or less, may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate;
(c) an instrument with a variable rate of interest that is subject to a demand feature may be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand; (d) an instrument with a floating rate of interest that is subject to a demand feature may be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand; and (e) a repurchase agreement may be deemed to have a maturity equal to the period remaining until the date on which the repurchase of the underlying securities is scheduled to occur, or where no date is specified, but the agreement is subject to demand, the notice period applicable to a demand for the repurchase of the securities.

                           MANAGEMENT OF THE COMPANY

OFFICERS AND DIRECTORS

    The Company's Officers, under the supervision of the Board of Directors, manage the day-to-day operations of the Company. The Directors set broad policies for the Company and choose its Officers. Three Directors and all of the Officers of the Company are directors, officers or employees of the Company's advisers or administrative services providers. The other Directors have no affiliation with the Company's advisers, distributor or administrative services providers or their affiliates. The Directors are also Directors of other open-end funds advised by MSAM (collectively with the Company, the "Open-End Fund Complex") and certain Directors are Directors of closed-end fund[s] advised by MSAM (together with the Open-End Fund Complex, the "Fund Complex"). Officers of the Company are also officers of funds in the Fund Complex and some or all of the other investment companies managed, administered, advised or distributed by MSAM or its affiliates. A list of the Directors and Officers of the Company and a brief statement of their present positions and principal occupations during the past five years is set forth below:

NAME, ADDRESS AND DATE OF
BIRTH                           POSITION WITH FUND      PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
------------------------------  ----------------------  --------------------------------------------------
Barton M. Biggs*                Chairman and Director   Chairman and Director of Morgan Stanley Asset
 1221 Avenue of the Americas                             Management Inc. and Morgan Stanley Asset
 New York, NY 10020                                      Management Limited; Managing Director of Morgan
 11/26/32                                                Stanley & Co. Incorporated; Member of Investment
                                                         Advisory Counsel of the Thailand Fund; Member of
                                                         the Yale Development Board; Director of the Rand
                                                         McNally Company; Director and Officer of various
                                                         investment companies managed by Morgan Stanley
                                                         Asset Management Inc.

Warren J. Olsen*                Director and President  Principal of Morgan Stanley Asset Management Inc;
 1221 Avenue of the Americas                             President and Director of various investment
 New York, NY 10020                                      companies managed by Morgan Stanley Asset
 12/21/56                                                Management Inc.

John D. Barrett, II             Director                Chairman and Director of Barrett Associates, Inc.
 521 Fifth Avenue                                        (investment counseling); Director of the Ashforth
 New York, NY 10135                                      Company (real estate); Director of the Morgan
 8/21/35                                                 Stanley Institutional Fund, Inc., Morgan Stanley
                                                         Universal Funds, Inc. and PCS Cash Fund, Inc.

Gerard E. Jones                 Director                Partner in Richards & O'Neil LLP (law firm);
 43 Arch Street                                          Director of the Morgan Stanley Institutional
 Greenwich, CT 06830                                     Fund, Inc., Morgan Stanley Universal Funds, Inc.
 1/23/37                                                 and PCS Cash Fund, Inc.

Andrew McNally IV               Director                Chairman and Chief Executive Officer of Rand
 8255 North Central                                      McNally (publication); Director of Allendale
 Park Avenue                                             Insurance Co., Mercury Finance (consumer
 Skokie, IL 60076                                        finance); Zenith Electronics, Hubbell, Inc.
 11/11/39                                                (industrial electronics); Director of the Morgan
                                                         Stanley Institutional Fund, Inc., Morgan Stanley
                                                         Universal Funds, Inc. and PCS Cash Fund, Inc.

Samuel T. Reeves                Director                Chairman of the Board and CEO, Pinacle Trading
 8211 North Fresno Street                                L.L.C. (investment firm); Director, Pacific Gas
 Fresno, CA 93720                                        and Electric and PG&E Enterprises (utilities);
 7/28/34                                                 Director of the Morgan Stanley Institutional
                                                         Fund, Inc., Morgan Stanley Universal Funds, Inc.
                                                         and PCS Cash Fund, Inc.

Fergus Reid                     Director                Chairman and Chief Executive Officer of LumeLite
 85 Charles Colman Blvd.                                 Corporation (injection molding firm); Trustee and
 Pawling, NY 12564                                       Director of Vista Mutual Fund Group; Director of
 8/12/32                                                 the Morgan Stanley Institutional Fund, Inc.,
                                                         Morgan Stanley Universal Funds, Inc. and PCS Cash
                                                         Fund, Inc.

NAME, ADDRESS AND DATE OF
BIRTH                           POSITION WITH FUND      PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
------------------------------  ----------------------  --------------------------------------------------
Frederick O. Robertshaw         Director                Of Counsel, Copple, Chamberlin & Boehm, P.C. and
 2800 North Central Avenue                               Rake, Copple, Downey & Black, P.C. (law firms);
 Phoenix, AZ 85004                                       Director of the Morgan Stanley Institutional
 1/24/34                                                 Fund, Inc., Morgan Stanley Universal Funds, Inc.
                                                         and PCS Cash Fund, Inc.

Frederick B. Whittemore*        Director                Advisory Director of Morgan Stanley & Co.
 1251 Avenue of the                                      Incorporated; Vice-Chairman and Director of
 Americas, 30th Flr.                                     various investment companies managed by Morgan
 New York, NY 10020                                      Stanley Asset Management Inc.
 11/12/30

James W. Grisham*               Vice President          Principal of Morgan Stanley Asset Management Inc.;
 1221 Avenue of the Americas                             Officer of various investment companies managed
 New York, NY 10020                                      by Morgan Stanley Asset Management Inc.
 10/24/41

Michael F. Klein*               Vice President          Principal of Morgan Stanley Asset Management Inc;
 1221 Avenue of the Americas                             Officer of various investment companies managed
 New York, NY 10020                                      by Morgan Stanley Asset Management Inc.
 12/12/58                                                Previously practiced law with the New York law
                                                         firm of Rogers & Wells.

Harold J. Schaaff, Jr.*         Vice President          Principal of Morgan Stanley & Co. Incorporated;
 1221 Avenue of the Americas                             General Counsel and Secretary of Morgan Stanley
 New York, NY 10020                                      Asset Management Inc.; Officer of various
 6/10/60                                                 investment companies managed by Morgan Stanley
                                                         Asset Management Inc.

Joseph P. Stadler*              Vice President          Vice President of Morgan Stanley Asset Management
 1221 Avenue of the Americas                             Inc.; Officer of various investment companies
 New York, NY 10020                                      managed by Morgan Stanley Asset Management Inc.
 6/7/54                                                  Previously with Price Waterhouse LLP
                                                         (accounting).

Valerie Y. Lewis*               Secretary               Vice President of Morgan Stanley Asset Management
 1221 Avenue of the Americas                             Inc.; Officer of various investment companies
 New York, NY 10020                                      managed by Morgan Stanley Asset Management Inc.
 3/26/56                                                 Previously with Citicorp (banking).

Karl O. Hartmann                Assistant Secretary     Senior Vice President, Secretary and General
 73 Tremont Street                                       Counsel of Chase Global Funds Services Company;
 Boston, MA 02108-3913                                   Previously with Leland, O'Brien, Rubinstein
 3/7/55                                                  Associates, Inc. (investments).

James R. Rooney                 Treasurer               Vice President, Director of Fund Administration
 73 Tremont Street                                       and Compliance Services, Chase Global Funds
 Boston, MA 02108-3913                                   Services Company; Officer of various investment
 10/21/58                                                companies managed by Morgan Stanley Asset
                                                         Management Inc. Previously with Scudder, Stevens
                                                         & Clark, Inc. (investment) and Ernst & Young LLP
                                                         (accounting).

Joanna Haigney                  Assistant Treasurer     Manager of Fund Administration and Compliance
 73 Tremont Street                                       Services, Chase Global Funds Services Company;
 Boston, MA 02108-3913                                   Officer of various investment companies managed
 10/10/66                                                by Morgan Stanley Asset Management Inc.
                                                         Previously with Coopers & Lybrand LLP.

------------------
* "Interested Person" within the meaning of the 1940 Act

REMUNERATION OF DIRECTORS AND OFFICERS


    The Open-End Fund Complex pays each of the nine Directors who is not an "interested person" an annual aggregate fee of $55,000, plus out-of-pocket expenses. The Open-End Fund Complex will pay each of the members of the Company's Audit Committee, which consists of three of the Company's Directors who are not "interested persons," an additional annual aggregate fee of $10,000 for serving on such a committee. The allocation of such fees will be among the two funds in the Open-End Fund Complex in direct proportion to their respective average net assets. For the fiscal period ended June 30, 1996, the Company paid approximately $77,000 in Directors' fees and expenses. Directors who are also Officers or affiliated persons receive no remuneration for their services as Directors. The Company's Officers and employees are paid by the Advisers or their agents. As of March 14, 1997, to Company management's knowledge, the Directors and officers of the Company, as a group, owned less than 1% of the outstanding common stock of each Fund of the Company. The following table shows aggregate compensation paid to each of the Company's Directors by the Company and the Fund Complex, respectively, for the fiscal year from July 1, 1995 to June 30, 1996.


                               COMPENSATION TABLE

                                                                                                      (5)
                                                                                                     TOTAL
                                                                       (3)                        COMPENSATION
                                                                    PENSION OR                        FROM
                                                        (2)         RETIREMENT         (4)         REGISTRANT
                                                     AGGREGATE       BENEFITS       ESTIMATED       AND FUND
                                                    COMPENSATION    ACCRUED AS       ANNUAL       COMPLEX PAID
                       (1)                              FROM       PART OF FUND   BENEFITS UPON        TO
             NAME OF PERSON, POSITION                REGISTRANT      EXPENSES      RETIREMENT     DIRECTORS++
--------------------------------------------------  ------------   ------------   -------------   ------------
Barton M. Biggs*
 Director and Chairman of the Board...............     $    0          $ 0             $ 0          $     0
John D. Barrett, II,*
 Director.........................................     $65,000         $ 0             $ 0          $65,000
John E. Eckleberry,***
 Director.........................................     $    0          $ 0             $ 0          $     0
Gerard E. Jones,*
 Director.........................................     $65,000         $ 0             $ 0          $72,100
Warren J. Olsen,*
 Director and President...........................     $    0          $ 0             $ 0          $     0
Andrew McNally IV,*
 Director.........................................     $55,000+        $ 0             $ 0          $55,000
Samuel T. Reeves,*
 Director.........................................     $55,000+        $ 0             $ 0          $55,000
Fergus Reid,*
 Director.........................................     $65,000+        $ 0             $ 0          $72,100
Frederick O. Robertshaw,**
 Director.........................................     $55,000+        $ 0             $ 0          $55,000
Frederick B. Whittemore,**
 Director (Chairman of the Board until June 28,
 1995)............................................     $    0          $ 0             $ 0          $13,750

------------------
  * Elected (Director) as of June 28, 1995.

 ** Reelected as of June 28, 1995.

*** Resigned as of June 28, 1995.

  + The total amount of deferred compensation for Frederick O. Robertshaw, Samuel T. Reeves, Fergus Reid, Andrew McNally, IV, and Frederick B. Whittemore was $0, $32,500, $27,500, $27,500 and $3,000, respectively.

 ++ Although the Fund Complex includes Morgan Stanley Universal Funds, Inc.
    ("Universal"), as of June 30, 1996, the Directors had not received compensation for their services on the Board of Directors of Universal.

INVESTMENT ADVISORY AND ADMINISTRATIVE AGREEMENTS

    MSAM is a wholly-owned subsidiary of Morgan Stanley Group Inc. (the "Group"). The principal offices of the Group are located at 1221 Avenue of the Americas, New York, NY 10020. MAS is an indirect wholly-owned subsidiary of the Group with its principal offices located at One Tower Bridge, West Conshohocken, PA 19428.

    As one of the world's premier global investment managers affiliated with one of the leading global financial services firms and with offices in the United States, Europe and Asia, MSAM brings a truly global perspective to the investment of its clients' assets. This global perspective, coupled with Morgan Stanley's long-standing tradition of integrity and prudence, puts MSAM in a unique position to offer investment management services. As compensation for advisory services to the Company for the fiscal years ended June 30, 1994, June 30, 1995 and June 30, 1996, the Adviser earned fees of approximately $2,322,000 (and voluntarily waived a portion of such fees equal to approximately $1,026,000), $4,571,000 (and voluntarily waived a portion of such fees equal to approximately $868,000), $7,177,000 (and voluntarily waived a portion of such fees equal to approximately $1,328,000) respectively. Further, for the fiscal years ended June 30, 1994, June 30, 1995 and June 30, 1996, MSAM, as adviser for the PCS Money Market Portfolio (the "Predecessor Money Market Portfolio") the predecessor to the Money Market Fund received $686,138, $611,754 and $759,398, respectively (net of voluntary fee waivers of $109,879, $87,105 and $153,797 respectively) and as adviser for the PCS Government Obligations Money Market Portfolio (the "Predecessor Government Obligations Money Market Portfolio") the predecessor to the Government Obligations Money Market Fund received $412,757, $897,867 and $395,312 respectively (net of voluntary fee waivers of $25,448, $0 and $45,251, respectively).

    MAS provides investment services to employee benefit plans, endowment funds, foundations, and other institutional investors and has served as investment adviser to the MAS Funds, a registered open-end investment company, since 1984. At September 30, 1996, MAS managed investments totaling approximately $37.5 billion.

    Pursuant to the Administration Agreements between the Advisers, respectively, and the Company, MSAM and MAS (each, an "Administrator") provide administrative services to those Funds that MSAM or MAS, respectively, serves as Adviser. For their services under the Administration Agreements, the Company pays the Administrators a monthly fee which on an annual basis equals 0.25% of the average daily net assets of each Non-Money Market Fund and 0.10% of the first $200 million of each Money Market Fund's average daily net assets, 0.75% of the next $200 million of average daily net assets, .05% of the next $200 million of average daily net assets, and .03% on average daily net assets over $600 million. For the fiscal years ended June 30, 1994, June 30, 1995 and June 30, 1996, the Company paid administrative fees to MSAM of approximately $852,000, $1,154,000 and $1,801,654 respectively. For the fiscal years ended June 30, 1994, June 30, 1995 and June 30, 1996, PFPC Inc., which served as administrator to the Predecessor Money Market Portfolio and Predecessor Government Obligations Money Market Portfolio (the "Predecessor Portfolios"), was paid aggregate administrative fees of $283,085, $346,829 and $273,252 respectively. MAS did not serve as an Administrator and received no compensation from the Company prior to the end of the fiscal year ended June 30, 1996.

    Under Sub-Administration Agreements between the Administrators, respectively, and The Chase Manhattan Bank ("Chase"), Chase Global Funds Services Company ("CGFSC," formerly Mutual Funds Service Company, a corporate affiliate of Chase) provides certain administrative services to the Company. CGFSC provides operational and administrative services to investment companies with approximately $66 billion in assets and having approximately 200,000 shareholder accounts as of September 30, 1996. CGFSC's business address is 73 Tremont Street, Boston, Massachusetts 02108-3913.

DISTRIBUTION OF FUND SHARES

    Morgan Stanley & Co. Incorporated ("Morgan Stanley"), a wholly-owned subsidiary of the Group, served as the distributor of the Company's shares pursuant to a Distribution Agreement with the Company and a Plan of Distribution for the Money Market Funds and each class of the Non-Money Funds pursuant to Rule 12b-1 under the 1940 Act (each, a "Plan" and collectively, the "Plans"). Subsequent to January 1, 1997, Van Kampen American Capital Distributors, Inc. (the "Distributor") replaced Morgan Stanley as distributor of the Company's shares pursuant to a Distribution Agreement with the Company and the Plans. Under each Plan the Company's distributor is entitled to receive from the Funds a distribution fee, which is accrued daily and paid quarterly, of up to 0.50% for each of the Money Market Funds and up to 0.75% of the Class B shares and Class C shares of each of the Non-Money Funds, on an annualized basis, of the average daily net assets of such Fund or classes. The Distributor expects to allocate most of its fee to investment dealers, banks or financial service firms that provide distribution, administrative or shareholder services (a "Participating Dealer"). The actual amount of such compensation is agreed upon by the Company's Board of Directors and by the Distributor. The Distributor may, in its discretion, voluntarily waive from time to time all or any portion of its distribution fee and the Distributor is free to make additional payments out of its own assets to promote the sale of Fund shares.

    The Plans obligate the Funds to accrue and pay to the Distributor the fee agreed to under its Distribution Agreement. The Plans do not obligate the Funds to reimburse the Distributor for the actual expenses the Distributor may incur in fulfilling its obligations under the Plan. Thus, under each Plan, even if the Distributor's actual expenses exceed the fee payable to it thereunder at any given time, the Funds will not be obligated to pay more than that fee. If the Distributor's actual expenses are less than the fee it receives, the Distributor will retain the full amount of the fee. The Plans for the Class A, Class B and Class C shares of the Non-Money Market Funds were most recently approved by the Company's Board of Directors, including those directors who are not "interested persons" of the Company as that term is defined in the 1940 Act and who have no direct or indirect financial interest in the operation of a Plan or in any agreements related thereto, on December 12, 1996 and the Plan for the Money Market Funds was most recently approved on.

    The Distributor did not serve as the distributor and received no compensation from the Company prior to the end of the fiscal year ended June 30, 1996. As compensation for providing distribution services to the Company for the fiscal year ended June 30, 1996, Morgan Stanley received aggregate fees of approximately $4,267,000 which were attributable approximately as follows:

                                                                                                    FISCAL YEAR ENDED
                                                                                                      JUNE 30, 1996
FUND NAME                                                                                                 (000)
-------------------------------------------------------------------------------------------------  -------------------
Global Equity Allocation Fund-Class A............................................................       $     126
Global Equity Allocation Fund-Class B+...........................................................              47
Global Equity Allocation Fund-Class C+...........................................................             496
Global Fixed Income Fund-Class A.................................................................              26
Global Fixed Income Fund-Class B+................................................................               3
Global Fixed Income Fund-Class C+................................................................              56
Asian Growth Fund-Class A........................................................................             516
Asian Growth Fund-Class B+.......................................................................             194
Asian Growth Fund-Class C+.......................................................................           1,505
Emerging Markets Fund-Class A....................................................................             131
Emerging Markets Fund-Class B+...................................................................              35
Emerging Markets Fund-Class C+...................................................................             309
Latin American Fund-Class A......................................................................              28
Latin American Fund-Class B+.....................................................................               6
Latin American Fund-Class C+.....................................................................              55
American Value Fund-Class A......................................................................              57
American Value Fund-Class B+.....................................................................              14
American Value Fund-Class C+.....................................................................             187
Worldwide High Income Fund-Class A...............................................................              90
Worldwide High Income Fund-Class B+..............................................................             112
Worldwide High Income Fund-Class C+..............................................................             231
Aggressive Equity Fund-Class A...................................................................               4
Aggressive Equity Fund-Class B...................................................................              10
Aggressive Equity Fund-Class C...................................................................              10
High Yield Fund-Class A..........................................................................               2
High Yield Fund-Class B..........................................................................               5
High Yield Fund-Class C..........................................................................               5
U.S. Real Estate Fund-Class A....................................................................               1
U.S. Real Estate Fund-Class B....................................................................               3
U.S. Real Estate Fund-Class C....................................................................               3
International Magnum Fund-Class A**..............................................................             N/A
International Magnum Fund-Class B**..............................................................             N/A
International Magnum Fund-Class C**..............................................................             N/A
Japanese Equity Fund-Class A**...................................................................             N/A
Japanese Equity Fund-Class B**...................................................................             N/A
Japanese Equity Fund-Class C**...................................................................             N/A
Growth and Income Fund-Class A**.................................................................             N/A
Growth and Income Fund-Class B**.................................................................             N/A
Growth and Income Fund-Class C**.................................................................             N/A
European Equity Fund-Class A**...................................................................             N/A
European Equity Fund-Class B**...................................................................             N/A
European Equity Fund-Class C**...................................................................             N/A
Money Market Fund**++............................................................................             N/A
Tax-Free Money Market Fund**.....................................................................             N/A
Government Obligations Money Market Fund**++.....................................................             N/A
Equity Growth Fund-Class A**.....................................................................             N/A
Equity Growth Fund-Class B**.....................................................................             N/A
Equity Growth Fund-Class C**.....................................................................             N/A
Global Equity Fund-Class A**.....................................................................             N/A
Global Equity Fund-Class B**.....................................................................             N/A
Global Equity Fund-Class C**.....................................................................             N/A
Emerging Markets Debt Fund-Class A**.............................................................             N/A
Emerging Markets Debt Fund-Class B**.............................................................             N/A
Emerging Markets Debt Fund-Class C**.............................................................             N/A
Mid Cap Growth Fund-Class A**....................................................................             N/A
Mid Cap Growth Fund-Class B**....................................................................             N/A
Mid Cap Growth Fund-Class C**....................................................................             N/A
Value Fund-Class A**.............................................................................             N/A
Value Fund-Class B**.............................................................................             N/A
Value Fund-Class C**.............................................................................             N/A

------------------
** Not operational as of June 30, 1996.
 + The Class B shares listed above were created on May 1, 1995. The original
   Class B shares were renamed Class C shares, as listed above, on May 1, 1995. The Class B shares commenced operations on August 1, 1995.
++ As compensation for providing distribution services to the Predecessor
   Portfolios for the fiscal years ended June 30, 1996, Morgan Stanley received fees from the Predecessor Money Market Portfolio in the amount of $843,776 and from the Predecessor Government Obligations Money Market Portfolio in the amount of $439,236.

CODE OF ETHICS

    The Board of Directors of the Company has adopted a Code of Ethics under Rule 17j-1 of the 1940 Act which incorporates the Code of Ethics of the Adviser (together, the "Codes"). The Codes significantly restrict the personal investing activities of all employees of the Adviser and, as described below, impose additional, more onerous, restrictions on the Company's investment personnel.

    The Codes require that all employees of the Adviser preclear any personal securities investment (with limited exceptions, such as government securities). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to all employees of the Adviser include a ban on acquiring any securities in a "hot" initial public offering and a prohibition from profiting on short-term trading in securities. In addition, no employee may purchase or sell any security that at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any fund advised by the Adviser. Furthermore, the Codes provide for trading "blackout periods" that prohibit trading by investment personnel of the Company within periods of trading by the Company in the same (or equivalent) security.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


    The names and addresses of the holders of 5% or more of the outstanding shares of any class of the Company as of March 14, 1997 and the percentage of outstanding shares of such classes owned beneficially or of record by such shareholders as of such date are, to Company management's knowledge, as follows:


    GLOBAL EQUITY ALLOCATION FUND: Scott & Stringfellow PSP, C/O David Plageman, P.O. Box 1575, Richmond, VA 23213, owned 5% of the total outstanding Class A shares of such Fund.


    GLOBAL FIXED INCOME FUND: Lehman Brothers Inc., P.O. Box 29198, Brooklyn, NY 11202, owned 8% of the total outstanding Class A shares of such Fund; The Private Bank & Trust Co., 10 Dearborn Street, Chicago, IL 60602, owned 8% of the total outstanding Class A shares of such Fund; Charles Schwab & Co. Inc., Exclusive Benefit of its Customers, 101 Montgomery Street, San Francisco, CA 94104, owned 8% of the total outstanding Class A shares of such Fund; Fredmar Inc., P.O. Box 7669, Warwick, RI 02887, owned 11% of the total outstanding Class B shares of such Fund; Oppenheimer & Co., Inc., P.O. Box 3484, Church Street Station, New York, NY 10008, owned 22% of the total outstanding Class B shares of such Fund and Piper Jaffray as Cust., FBO Mary Lou Concialdi, 222 S. 9th Street, Minneapolis, MN 55402, owned 7% of the total outstanding Class B shares of such Fund.



    AMERICAN VALUE FUND: Prudential Securities, FBO John P. Dobson, 140 Christie Hill Road, Darien, CT 06820, owned 6% of the total outstanding Class A shares of such Fund; Smith Barney, Inc., 388 Greenwich Street, New York, NY 10013, owned 6% of the total outstanding Class A shares of such Fund; James
G. McMurray, M.D., Profit Sharing Plan, 303 Williams Avenue, Suite 411, Huntsville, AL 35801, owned 5% of the total outstanding Class B shares of such Fund and Morgan Stanley Group, Inc., 1221 Avenue of the Americas, New York, NY 10020, owned 11% of the total outstanding Class C shares of such Fund.



    WORLDWIDE HIGH INCOME FUND: FTC & Co., Datalynx 118, P.O. Box 173736, Denver, CO 80217, owned 11% of the total outstanding Class A shares of such Fund and Charles Schwab & Co., Inc., Exclusive Benefit of its Customers, 101 Montgomery Street, San Francisco, CA 94104 owned 14% of the total outstanding Class A shares of such Fund.



    EMERGING MARKETS FUND: Charles Schwab & Co., Inc., Exclusive Benefit of its Customers, 101 Montgomery Street, San Francisco, CA 94104, owned 35% of the total outstanding Class A shares of such Fund.*



    HIGH YIELD FUND: Donaldson, Lufkin, Jenrette Securities Corporation Inc., P.O. Box 2052, Jersey City, NJ 07303, owned 8% of the total outstanding Class A shares of such Fund and Morgan Stanley Group, Inc., 1221 Avenue of the Americas, New York, NY 10020, owned 76% of the total outstanding Class A shares of such Fund, 49% of the total outstanding Class B shares of such Fund and 74% of the total outstanding Class C shares of such Fund.*



    LATIN AMERICAN FUND: Charles Schwab & Co., Inc., Exclusive Benefit of its Customers, 101 Montgomery Street, San Francisco, CA 94104, owned 32% of the total outstanding Class A shares of such Fund.*



    U.S. REAL ESTATE FUND: PaineWebber for the Benefit of Aspire Partners LP, C/O Global Direct Mail, 22 Harbor Drive, Port Washington, NY 11050, owned 20% of the total outstanding Class A shares of such Fund; Morgan Stanley Group, Inc., 1221 Avenue of the Americas, New York, NY 10020, owned 12% of the total outstanding Class A shares of such Fund; Prudential Securities Inc., FBO Mr. John H. McCoy, Rosemont Business Campus, 919 Conestoga Road, Suite 112, Rosemont, PA 19010, owned 8% of the total outstanding Class A shares of such Fund; Charles Schwab & Co. Inc., Exclusive Benefit of its Customers, 101 Montgomery Street, San Francisco, CA 94104, owned 21% of the total outstanding Class A shares of such Fund; Rauscher Pierce Refsnes Inc., FBO George Rastelli & Angelo Bacciocchi Trustee San Marino, Cement Wall Corporation Employment Psp, 1955 Bellingham, Troy, MI 48083, owned 6% of the total outstanding Class B shares of such Fund; Quin-Tec Inc., 14057 Stephens, Warren, MI 48089, owned 6% of the total outstanding Class B shares of such Fund; Prudential Securities Inc., FBO Eugene R. Burkard, San Diego, CA 92103, owned 11% of the total outstanding Class C shares of such Fund; Dain Bosworth Inc., FBO Lancaster Ventures LLC, P.O. Box 6368, Lincoln, NE 68506, owned 8% of the total outstanding Class C shares of such Fund and Robert F. Johnston, C/O Beacon Hill Financial, 19 Elm Street, Cohasset, MA 02025, owned 7% of the total outstanding Class C shares of such Fund.



    AGGRESSIVE EQUITY FUND: Lehman Brothers Inc., P.O. Box 29198, Brooklyn, NY 11202, owned 7% of the total outstanding Class A shares of such Fund; Morgan Stanley Group, Inc., 1221 Avenue of the Americas, New York, NY 10020, owned 16% of the total outstanding Class A shares of such Fund, 19% of the total outstanding Class B shares of such Fund and 32% of the total outstanding Class C shares of such Fund and PaineWebber for the Benefit of LD Hancock, P.O. Box 2203, Tupelo, MS 38803, owned 9% of the total outstanding Class A shares of such Fund.*



    INTERNATIONAL MAGNUM FUND: Morgan Stanley Group, Inc., 1221 Avenue of the Americas, New York, NY 10020, owned 31% of the total outstanding Class A shares of such Fund; 46% of the total outstanding Class B shares of such Fund and 48% of the total outstanding Class C shares of such Fund; Boatmans Trust Company, FBO Lambros LP, P.O. Box 14737, St. Louis, MO 63178, owned 7% of the total outstanding Class A shares of such Fund; Wachovia Bank of NC Cust, FBO East Carolina University Endowment and Foundation, 300 N. Main Street, P.O. Box 3073, Winston Salem, NC 27101, owned 28% of the total outstanding Class A shares of such Fund; Interstate/Johnson Lane, Interstate Tower, P.O. Box 1220, Charlotte, NC 28201, owned 6% of the total outstanding Class C shares of such Fund and Key Industries Inc., Profit Sharing Plan, P.O. Box 24848, Seattle, WA 98124, owned 6% of the total outstanding Class C shares of such Fund. *


    MONEY MARKET FUND: PFPC, Inc., 400 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809, owned 100% of the total outstanding shares of the Fund.*


    GOVERNMENT OBLIGATIONS MONEY MARKET FUND: PFPC, Inc., 400 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809, owned 100% of the total outstanding shares of the Fund.*


    TAX-FREE MONEY MARKET FUND:  N/A

    JAPANESE EQUITY FUND:  N/A

    GROWTH AND INCOME FUND:  N/A

    EUROPEAN EQUITY FUND:  N/A

    EQUITY GROWTH FUND:  N/A

    GLOBAL EQUITY FUND:  N/A

    EMERGING MARKETS DEBT FUND:  N/A

    MID CAP GROWTH FUND:  N/A

    VALUE FUND:  N/A

    The shareholder may be deemed a "controlling person" of the particular Fund by virtue of its power to control the voting or disposition of the shares it owns. As a result of its ownership position, the shareholder may be able to control the outcome of matters voted on by shareholders of the Fund.

                       MONEY MARKET FUND NET ASSET VALUE

    Each of the Money Market Funds seeks to maintain a stable net asset value per share of $1.00. Each Fund uses the amortized cost method of valuing its securities, which does not take into account unrealized gains or losses. The use of amortized cost and the maintenance of a Fund's per share net asset value at $1.00 is based on the Fund's election to operate under the provisions of Rule 2a-7 under the 1940 Act. As a condition of operating under that Rule, each of the Money Market Funds must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 397 days or less, and invest only in securities which are of "eligible quality" as determined in accordance with regulations of the SEC.

    The Rule also requires that the Directors, as a particular responsibility within the overall duty of care owed to shareholders, establish procedures reasonably designed, taking into account current market conditions and the Funds' investment objectives, to stabilize the net asset value per share as computed for the purposes of sales and redemptions at $1.00. These procedures include periodic review, as the Directors deem appropriate and at such intervals as are reasonable in light of current market conditions, of the relationship between the amortized cost value per share and a net asset value per share based upon available indications of market value. In such review, investments for which market quotations are readily available are valued at the most recent bid price or quoted yield available for such securities or for securities of comparable maturity, quality and type as obtained from one or more of the major market makers for the securities to be valued. Other investments and assets are valued at fair value, as determined in good faith by, or under procedures adopted by, the Directors.

    In the event of a deviation of over 1/2 of 1% between a Fund's net asset value based upon available market quotations or market equivalents and $1.00 per share based on amortized cost, the Directors will promptly consider what action, if any, should be taken. The Directors will also take such action as they deem appropriate to eliminate or to reduce to the extent reasonably practicable any material dilution or other unfair results which might arise from differences between the two. Such action may include redemption in kind, selling instruments prior to maturity to realize capital gains or losses or to shorten the average maturity, withholding dividends, paying distributions from capital or capital gains or utilizing a net asset value per share as determined by using available market quotations.

    There are various methods of valuing the assets and of paying dividends and distributions from a money market fund. Each of the Money Market Funds values its assets at amortized cost while also monitoring the available market bid price, or yield equivalents. Since dividends from net investment income will be declared daily and paid monthly, the net asset value per share of such Funds will ordinarily remain at $1.00, but the Investment Funds' daily dividends will vary in amount. Net realized short-term capital gains, if any, less any capital loss carryforwards, will be distributed whenever the Directors determine that such distributions would be in the best interest of shareholders, but in any event, at least once a year. The Money Market Funds do not expect to realize any long-term capital gains. Should any such gains be realized, they will be distributed annually, less any capital loss carryforwards.

                             PORTFOLIO TRANSACTIONS

    The Investment Advisory Agreement authorizes the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Funds and directs the Adviser to use its best efforts to obtain the best available price and most favorable execution with respect to all transactions for the Funds. The Company has authorized the Adviser to pay higher commissions in recognition of brokerage services which, in the opinion of the Adviser, are necessary for the achievement of better execution, provided the Adviser believes this to be in the best interest of the Company.

    In purchasing and selling securities for the Funds, it is the Company's policy to seek to obtain quality execution at the most favorable prices, through responsible broker-dealers. In selecting broker-dealers to execute the securities transactions for the Funds, consideration will be given to such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing broker-dealers, and the brokerage and research services which they provide to the Company. Some securities considered for investment by a Fund may also be appropriate for other clients served by the Adviser. If purchase or sale of securities consistent with the investment policies of a Fund and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Company's Directors.

    Subject to the overriding objective of obtaining the best execution of orders, the Adviser may allocate a portion of the Company's portfolio brokerage transactions to Morgan Stanley or broker affiliates of Morgan Stanley under procedures adopted by the Board of Directors. For the three fiscal years ended June 30, 1994, June 30, 1995 and June 30, 1996, the Company paid brokerage commissions of approximately $618,000, $115,622 and $180,458, respectively, to the Distributor, an affiliated broker-dealer. For the fiscal years ended June 30, 1994, June 30, 1995 and June 30, 1996, commissions paid to the Distributor represented approximately 30%, 7% and 6%, respectively, of the total amount of brokerage commissions paid in such period and which were paid on transactions that represented 21%, 3% and 2% respectively, of the aggregate dollar amount of transactions that incurred commissions paid by the Company during such period.

    Fund securities will not be purchased from, or through, or sold to or through, the Adviser or Morgan Stanley or any "affiliated persons," as defined in the 1940 Act, of Morgan Stanley when such entities are acting as principals, except to the extent permitted by law.

                            PERFORMANCE INFORMATION

    The Company may from time to time quote various performance figures to illustrate the Funds' past performance.

    Performance quotations by investment companies are subject to rules adopted by the SEC, which require the use of standardized performance quotations. In the case of total return, non-standardized performance quotations may be furnished by the Company but must be accompanied by certain standardized performance information computed as required by the SEC. Current yield and average annual compounded total return quotations used by the Company are based on the standardized methods of computing performance mandated by the SEC. An explanation of those and other methods used by the Company to compute or express performance follows.

TOTAL RETURN

    From time to time the Funds may advertise total return. Total return figures are based on historical earnings and are not intended to indicate future performance. The average annual total return is determined by finding the average annual compounded rates of return over 1-, 5-, and 10-year periods (or over the life of the Fund) that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1-, 5-, and 10- year period (or over the life of the Fund) and the deduction of all applicable Company expenses on an annual basis.

    Total return figures are calculated according to the following formula:

   P(1+T)n      =      ERV


    where:

         P      =      a hypothetical initial payment of $1,000
         T      =      average annual total return
         n      =      number of years
       ERV      =      ending redeemable value of hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof).

    Calculated using the formula above, the average annualized total return, exclusive of a sales charge or deferred sales charge, for each of the Funds that commenced operations prior to June 30, 1996 for the one-year period ended June 30, 1996 and for the period from the inception of each Fund through June 30, 1996 are as follows:

                                                       ONE-YEAR        INCEPTION
                                          INCEPTION  PERIOD ENDED    THROUGH JUNE
                                            DATE     JUNE 30, 1996     30, 1996
                                          ---------  -------------   -------------
Global Equity Allocation Fund
    Class A Shares......................   01/04/93      24.62%          14.58%
    Class B Shares+.....................   08/01/95      18.08%            N/A
    Class C Shares+.....................   01/04/93      23.65%          13.74%
Global Fixed Income Fund
    Class A Shares......................   01/04/93       5.20%           7.12%
    Class B Shares+.....................   08/01/95       3.76%            N/A
    Class C Shares+.....................   01/04/93       4.47%           6.27%
Asian Growth Fund
    Class A Shares......................   06/23/93       4.45%          13.78%
    Class B Shares+.....................   08/01/95       1.82%            N/A
    Class C Shares+.....................   06/23/93       3.64%          12.98%
American Value Fund
    Class A Shares......................   10/18/93      17.41%          11.29%
    Class B Shares+.....................   08/01/95      12.29%            N/A
    Class C Shares+.....................   10/18/93      16.50%          10.42%
Worldwide High Income Fund
    Class A Shares......................   04/21/94      19.61%          13.28%
    Class B Shares+.....................   08/01/95      17.07%            N/A
    Class C Shares+.....................   04/21/94      18.71%          12.45%
Emerging Markets Fund
    Class A Shares......................   07/06/94      14.16%           0.47%
    Class B Shares+.....................   08/01/95       9.45%            N/A
    Class C Shares+.....................   07/06/94      13.30%           0.29%
Latin American Fund
    Class A Shares......................   07/06/94      39.35%           3.56%
    Class B Shares+.....................   08/01/95      29.96%            N/A
    Class C Shares+.....................   07/06/94      38.26%           2.64%
Aggressive Equity Fund
    Class A Shares......................   01/02/96      20.52%            N/A
    Class B Shares......................   01/02/96      20.18%            N/A
    Class C Shares......................   01/02/96      20.10%            N/A
U.S. Real Estate Fund
    Class A Shares......................   05/01/96       4.63%            N/A
    Class B Shares......................   05/01/96       4.54%            N/A
    Class C Shares......................   05/01/96       4.54%            N/A
High Yield Fund
    Class A Shares......................   05/01/96       0.29%            N/A
    Class B Shares......................   05/01/96       0.21%            N/A
    Class C Shares......................   05/01/96       0.21%            N/A
International Magnum Fund
    Class A Shares......................        N/A        N/A             N/A
    Class B Shares......................        N/A        N/A             N/A
    Class C Shares......................        N/A        N/A             N/A
Japanese Equity Fund
    Class A Shares......................        N/A        N/A             N/A
    Class B Shares......................        N/A        N/A             N/A
    Class C Shares......................        N/A        N/A             N/A
Growth and Income Fund
    Class A Shares......................        N/A        N/A             N/A
    Class B Shares......................        N/A        N/A             N/A
    Class C Shares......................        N/A        N/A             N/A

                                                       ONE-YEAR        INCEPTION
                                          INCEPTION  PERIOD ENDED    THROUGH JUNE
                                            DATE     JUNE 30, 1996     30, 1996
                                          ---------  -------------   -------------
European Equity Fund
    Class A Shares......................        N/A        N/A             N/A
    Class B Shares......................        N/A        N/A             N/A
    Class C Shares......................        N/A        N/A             N/A
Equity Growth Fund
    Class A Shares......................        N/A        N/A             N/A
    Class B Shares......................        N/A        N/A             N/A
    Class C Shares......................        N/A        N/A             N/A
Global Equity Fund
    Class A Shares......................        N/A        N/A             N/A
    Class B Shares......................        N/A        N/A             N/A
    Class C Shares......................        N/A        N/A             N/A
Emerging Markets Debt Fund
    Class A Shares......................        N/A        N/A             N/A
    Class B Shares......................        N/A        N/A             N/A
    Class C Shares......................        N/A        N/A             N/A
MidCap Growth Fund
    Class A Shares......................        N/A        N/A             N/A
    Class B Shares......................        N/A        N/A             N/A
    Class C Shares......................        N/A        N/A             N/A
Value Fund
    Class A Shares......................        N/A        N/A             N/A
    Class B Shares......................        N/A        N/A             N/A
    Class C Shares......................        N/A        N/A             N/A
Money Market Fund.......................   08/04/89        N/A             N/A
Tax-Free Money Market Fund..............        N/A        N/A             N/A
Government Obligations Money Market
 Fund...................................   03/12/92        N/A             N/A

------------------
  The European Equity, International Magnum, Japanese Equity, Growth and Income, Equity Growth, Global Equity, Emerging Markets Debt, Mid Cap Growth, Value, Money Market, Tax-Free Money Market and Government Obligations Money Market Funds had not commenced operations in the fiscal year ended June 30, 1996.

+ The Class B shares listed above were created on May 1, 1995. The original
  Class B shares were renamed Class C shares, as listed above, on May 1, 1995. The Class B shares commenced operations on August 1, 1995.

* Not Annualized.

    The cumulative total rates of return for the International Magnum Fund from inception to the date of the financial statements included herein is 2.17% for the Class A Shares, 1.92% for the Class B Shares and 1.83% for the Class C Shares.

    The cumulative total rates of return for the Money Market and Government Obligations Money Market Funds from the date of the financial statements included herein is 2.26% and 2.20%, respectively.

YIELD FOR CERTAIN FUNDS

    From time to time certain of the Funds may advertise yield.

    Current yield reflects the income per share earned by a Fund's investments.

    Current yield is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period.

    Current yield figures are obtained using the following formula:

                      2[(a - b + 1) - 1]
Yield          =      ------------------
                              cd

    where:

    a          =      dividends and interest earned during the period
    b          =      expenses accrued for the period (net of reimbursements)
    c          =      the average daily number of shares outstanding during the period that were entitled to receive income distributions
    d          =      the maximum offering price per share on the last day of the period

    The 30-day yield for the Global Fixed Income Fund as of June 30, 1996 was 4.63% for Class A shares; 4.69% for Class B shares and 3.94% for Class C shares. The 30-day yield for the Worldwide High Income Fund as of June 30, 1996 was 12.56% for Class A shares; 12.42% for Class B shares and 12.40% for Class C shares.

                  CALCULATION OF YIELD FOR MONEY MARKET FUNDS

    The current yield of the Money Market, Tax-Free Money Market and Government Obligations Money Market Funds are calculated daily on a base period return for a hypothetical account having a beginning balance of one share for a particular period of time (generally 7 days). The return is determined by dividing the net change (exclusive of any capital changes in such account) by its average net asset value for the period, and then multiplying it by 365/7 to determine the annualized current yield. The calculation of net change reflects the value of additional shares purchased with the dividends by the Fund, including dividends on both the original share and on such additional shares. The yields of the Predecessor Money Market Portfolio and Predecessor Government Obligations Money Market Portfolio for the 7-day period ended June 30, 1996 were 4.40% and 4.42% respectively. An effective yield, which reflects the effects of compounding and represents an annualization of the current yield with all dividends reinvested, may also be calculated for each Portfolio by dividing the base period return by 7, adding 1 to the quotient, raising the sum to the 365th power, and subtracting 1 from the result. The effective yields of the Predecessor Money Market Portfolio and Predecessor Government Obligations Money Market Portfolio for the 7-day period ended June 30, 1996 were 4.50% and 4.52% respectively.


    The yields of the Money Market Fund and Government Obligations Money Market Fund for the 7-day period ended December 31, 1996 were 4.47% and 4.43%, respectively. The effective yields of the Money Market Fund and Government Obligations Money Market Fund for the 7-day period ended December 31, 1996 were 4.57% and 4.53%, respectively.


    The yield of a Fund will fluctuate. The annualization of a week's dividend is not a representation by the Fund to what an investment in the Fund will actually yield in the future. Actual yields will depend on such variables as investment quality, average maturity, the type of instruments the Fund invests in, changes in interest rates on instruments, changes in the expenses of the Fund and other factors. Yields are one basis investors may use to analyze the Funds, and other investment vehicles; however, yields of other investment vehicles may not be comparable because of the factors set forth in the preceding sentence, differences in the time periods compared, and differences in the methods used in valuing fund instruments, computing net asset value and calculating yield.

                            TAXABLE EQUIVALENT YIELD

    It is easy to calculate your own taxable equivalent yield if you know your tax bracket. The formula is:

   Tax Free Yield
-------------------       =      Your Taxable Equivalent
1 - Your Tax Bracket             Yield

    For example, if you are in the 28% tax bracket and can earn a tax-free yield of 7.5%, the taxable equivalent yield would be 10.42%. The table below indicates the advantages of investments in Municipal Bonds for certain investors. Tax-exempt rates of interest payable on a Municipal Bond (shown at the top of each column) are equivalent to the taxable yields set forth opposite the respective income tax levels, based on income tax rates effective for the tax year 1996 under the Internal Revenue Code. There can, of course, be no guarantee that the Tax-Free Money Market Fund will achieve a specific yield. Also, it is possible that some portion of the Fund's dividends may be subject to federal income taxes. A substantial portion, if not all, of such dividends may be subject to state and local taxes.

                         TAXABLE EQUIVALENT YIELD TABLE

          SAMPLE LEVEL OF             FEDERAL
           TAXABLE INCOME              INCOME         TAXABLE EQUIVALENT RATES BASED ON TAX-EXEMPT YIELD OF:
------------------------------------    TAX     ------------------------------------------------------------------
  SINGLE RETURN      JOINT RETURN     BRACKETS   3%     4%     5%     6%      7%      8%      9%     10%     11%
-----------------  -----------------  --------  -----  -----  -----  -----  ------  ------  ------  ------  ------
$0-$24,000         $0-$40,000           15%     3.53%  4.71%  5.88%  7.06%  8.24%   9.41%   10.59%  11.76%  12.94%
$24,001-$58,150    $40,101-$96,900      28%     4.17%  5.56%  6.94%  8.33%  9.72%   11.11%  12.50%  13.89%  15.28%
$58,151-$121,300   $96,901-$147,700     31%     4.35%  5.80%  7.25%  8.70%  10.14%  11.59%  13.04%  14.49%  15.94%
$123,301-$263,750  $147,001-$263,750    36%     4.69%  6.25%  7.81%  9.38%  10.94%  12.50%  14.06%  15.63%  17.19%
$263,751 and up    $263,751 and up     39.6%    4.97%  6.62%  8.28%  9.93%  11.59%  13.23%  14.90%  16.56%  18.21%


--------------

* Net amount subject to 1996 Federal Income Tax after deductions and exemptions, not indexed for 1996 income tax rates.

COMPARISONS

    To help investors better evaluate how an investment in a Fund of Morgan Stanley Fund, Inc. might satisfy their investment objective, advertisements regarding the Company may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. The following publications may be used:

    (a) Dow Jones Composite Average or its component averages -- an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

    (b) Standard & Poor's 500 Stock Index or its component indices -- unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities company stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

    (c) The New York Stock Exchange composite or component indices -- unmanaged indices of all industrial, utilities, transportation and finance company stocks listed on the New York Stock Exchange.

    (d) Wilshire 5000 Equity Index or its component indices -- represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

    (e) Lipper -- Capital Appreciation Index -- a composite of mutual funds managed for maximum capital gains.

    (f) Lipper -- Mutual Fund Performance Analysis and Lipper -- Fixed Income Fund Performance Analysis -- measures total return and average current yield for the mutual fund industry. Ranks individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

    (g) Morgan Stanley Capital International EAFE Index -- an arithmetic, market value-weighted average of the performance of over 1,000 securities on the stock exchanges of countries in Europe, Australia and the Far East.

    (h) Goldman Sachs 100 Convertible Bond Index -- currently includes 67 bonds and 33 preferred. The original list of names was generated by screening for convertible issues of $100 million or greater in market capitalization. The index is priced monthly.

    (i) Salomon Brothers GNMA Index -- includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Association.

    (j) Salomon Brothers High Grade Corporate Bond Index -- consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

    (k) Salomon Brothers Broad Investment Grade Bond -- is a market-weighted index that contains approximately 4700 individually priced investment grade corporate bonds rated BBB or better, United States Treasury/agency issues and mortgage pass-through securities.

    (l) Salomon Brothers World Bond Index -- measures the total return performance of high-quality securities in major sectors of the international bond market. The index covers approximately 600 bonds from 10 currencies:

Australian Dollars       Netherlands Guilder
Canadian Dollars         Swiss Francs
European Currency Units  UK Pounds Sterling
French Francs            U.S. Dollars
Japanese Yen             German Deutsche Marks

    (m) J.P. Morgan Traded Global Bond Index -- is an unmanaged index of government bond issues and includes Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, the Netherlands, Spain, Sweden, United Kingdom and United States gross of withholding tax.

    (n) Lehman LONG-TERM Treasury Bond -- is composed of all bonds covered by the Lehman Treasury Bond Index with maturities of 10 years or greater.

    (o) Lehman Aggregate Bond Index -- is an unmanaged index made up of the Government/Corporate Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index.

    (p) NASDAQ Industrial Index -- is composed of more than 3,000 industrial issues. Ifmis a value-weighted index calculated on price change only and does not include income.

    (q) Composite Indices -- 70% Standard & Poor's 500 Stock Index and 30% NASDAQ Industrial Index; 36% Standard & Poor's 500 Stock Index and 65% Salomon Brothers High Grade Bond Index; and 65% Standard & Poor's 500 Stock Index and 35% Salomon Brothers High Grade Bond Index.

    (r) CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. -- analyzes price, current yield, risk, total return and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

    (s) Mutual Fund Source Book, published by Morningstar, Inc. -- analyzes price, yield, risk and total return for equity funds.

    (t) Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Investor's Daily, Lipper Analytical Services, Inc., Morningstar, Inc., New York Times, Personal Investor, Wall Street Journal and Weisenberger Investment Companies Service -- publications that rate fund performance over specified time periods.

    (u) Consumer Price Index (or cost of Living Index), published by the United States Bureau of Labor Statistics -- a statistical measure of change, over time, in the price of goods and services in major expenditure groups. (v) Stocks, Bonds, Bills and Inflation, published by Hobson Associates -- historical measure of yield, price and total return for common and small company stock, long-term government bonds, Treasury bills and inflation.

    (w) Savings and Loan Historical Interest Rates -- as published in the United States Savings & Loan League Fact Book.

    (x) Historical data supplied by the research departments of First Boston Corporation, the J.P. Morgan companies, Salomon Brothers, Merrill Lynch, Pierce, Fenner & Smith, Lehman Brothers Inc. and Bloomberg L.P.

    (y) The MSCI Combined Far East Free ex-Japan Index, a market-capitalization weighted index comprising stocks in Hong Kong, Indonesia, Korea, Malaysia, Philippines, Taiwan and Thailand. Korea is included in the MSCI Combined Far East Free ex-Japan Index at 20% of its market capitalization.

    (z) CS First Boston High Yield Index -- generally includes over 180 issues with an average maturity range of seven to ten years with a minimum capitalization of $100 million. All issues are individually trader-priced monthly.

    (bb) Morgan Stanley Capital International World Index -- An arithmetic, market value-weighted average of the performance of over 1,470 securities listed on the stock exchanges of countries in Europe, Australia, New Zealand, the Far East, Canada and the United States.

    (cc) Morgan Stanley Capital International Emerging Markets Global Latin American Index -- An unmanaged, arithmetic market value weighted average of the performance of over 196 securities on the stock exchanges of Argentina, Brazil, Chile, Colombia, Mexico, Peru and Venezuela. (Assumes reinvestment of dividends.)

    (dd) IFC Global Total Return Composite Index -- An unmanaged index of common stocks and includes developing countries in Latin America, East and South Asia, Europe, the Middle East and Africa (net of dividends reinvested).

    (ee) EMBI+ -- Expanding on the EMBI, which includes only Bradys, the EMBI+ includes a broader group of Brady Bonds, loans, Eurobonds and U.S. Dollar local markets instruments. A more comprehensive benchmark than EMBI, the EMBI+ covers 49 instruments from 14 countries. At $98 billion, its market cap is nearly 50% higher than the EMBI's. The EMBI+ is not, however, intended to replace the EMBI but rather to complement it. The EMBI continues to represent the most liquid, most easily traded segment of the market, while the EMBI+ represents the broader market, including more of the assets that investors typically hold in their portfolios. Both of these indices are published daily.

    (ff) The MSCI Latin America Global Index -- is a broad-based market cap weighted composite index covering at least 60% of markets in Mexico, Argentina, Brazil, Chile, Colombia, Peru and Venezuela (Assumes reinvestment of dividends).

    (gg) Morgan Stanley Capital International Japan Index -- An unmanaged index of common stocks (assumes dividends reinvested).

    (hh) NAREIT Index -- An unmanaged market weighted index of tax qualified REITs (excluding healthcare REITs) listed on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System, including dividends.

    (ii) Standard & Poor's 400 Mid Cap Index -- The Standard and Poor's Midcap 400 is a capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market where the medium market capitalization is approximately $700 million.

    In assessing such comparisons of performance an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the composition of investments in the Company's Funds, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by the Company to calculate its performance. In addition, there can be no assurance that the Company will continue this performance as compared to such other averages.

GENERAL PERFORMANCE INFORMATION

    Each Fund's performance will fluctuate, unlike bank deposits or other investments which pay a fixed yield for a stated period of time. Past performance is not necessarily indicative of future return. Actual performance will depend on such variables as portfolio quality, average portfolio maturity, the type of portfolio instruments acquired, changes in interest rates, portfolio expenses and other factors. Performance is one basis investors may use to analyze a Fund as compared to other funds and other investment vehicles. However, performance of other funds and other investment vehicles may not be comparable because of the foregoing variables, and differences in the methods used in valuing their portfolio instruments, computing net asset value and determining performance.

    From time to time, a Fund's performance may be compared to other mutual funds tracked by financial or business publications and periodicals. For example, a Fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of the Funds to one another in appropriate categories over specific periods of time may also be quoted in advertising.

    Fund advertising may include data on historical returns of the capital markets in the United States compiled or published by Ibbotson Associates of Chicago, Illinois ("Ibbotson"), including returns on common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the Consumer Price Index), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices. The Funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the Funds. The Funds may also compare their performance to that of other compilations or indices that may be developed and made available in the future.

    The Funds may include in advertisements, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, foreign securities, stocks, bonds, treasury bills and shares of a Fund. In addition, advertisements may include a discussion of certain attributes or benefits to be derived by an investment in a Fund and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning and various investment alternatives. Advertisements may include lists of representative Morgan Stanley clients. The Funds may also from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of a Fund would increase the value, not only of the original investment in the Fund, but also of the additional Fund shares received through reinvestment.

    The Funds may include in its advertisements, discussions or illustrations of the potential investment goals of a prospective investor (including materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting, questionnaires designed to help create a personal financial profile, worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return and action plans offering investment alternatives), investment management techniques, policies or investment suitability of a Fund (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments). Advertisements and sales materials relating to a Fund may include information regarding the background and experience of its portfolio managers; the resources, expertise and support made available to the portfolio managers by Morgan Stanley; and the portfolio managers' goals, strategies and investment techniques.

    The Funds' advertisements may discuss economic and political conditions of the U.S. and foreign countries, the relationship between sectors of the U.S., a foreign, or the global economy and the U.S., a foreign, or the global economy as a whole and the effects of inflation. The Funds may include discussions and illustrations of the growth potential of various global markets including, but not limited to, Africa, Europe, Latin America, North America, South America, Emerging Markets and individual countries. These discussions may include the past performance of the various markets or market sectors; forecasts of population, gross national product and market performance; and the underlying data which supports such forecasts. From time to time advertisements, sales literature, communications to shareholders or other materials may summarize the substance of information contained in the Funds' shareholder reports (including the investment composition of a Fund), as well as the views of Morgan Stanley as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund.

    The Funds may quote various measures of volatility and benchmark correlation in advertising. The Funds may compare these measures to those of other funds. Measures of volatility seek to compare the historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. Measures of volatility and correlation may be calculated using averages of historical data. A Fund may also advertise its current interest rate sensitivity, duration, weighted average maturity or similar maturity characteristics.

    The Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a Fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.

AMERICAN VALUE FUND

    The American Value Fund's portfolio managers are "value" investors, and as such, their mission is to buy stocks of quality U.S.-based companies they believe to be selling below their intrinsic worth and sell them when they reach fair value. This involves buying quality stocks when they are out of favor with the majority of investors and selling them after the market has realized their fair value.

    Since 1926, small market capitalization stocks have, on average, outperformed large market capitalization stocks by 2%-3% annualized. Small capitalized stocks are defined as the five smallest market capitalization deciles of the Center for Research in Security Prices at the University of Chicago ("CRSP"); large capitalization stocks constitute the five largest CRSP market capitalization deciles.

    Wilshire Associates reports small cap value stocks (an index made up of the lowest price-to-book, lowest price-to-earnings and highest yielding small capitalization stocks) have outperformed the average small cap stock as well as the average small cap growth stock during the period of 1978 to 1995, and with less risk than the average small cap growth stock (an index made up of small capitalization stocks with the highest earnings growth, highest price-to-book and highest price-to-earnings ratios as shown in the chart below).

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                     RETURNS   RISK (STANDARD DEVIATION)
S&P 500                                 15.4%                      15.7%
Small Capitalization Value              20.0%                      19.7%
Small Capitalization Mean               16.7%                      21.3%
Small Capitalization Growth             16.6%                      24.7%
Source:
Wilber Associates Style
Performance
Date 1978-1995

    Past performance is no guarantee of future results. The S&P 500 and the Style Portfolio Data are unmanaged indices of securities. The risk factor is an annualized standard deviation of the annual returns. The Small Cap Value Index is a straightforward composite benchmark. It is the average of three separate indices: Low Price/Book Index ("Low P/B"), High Yield Index, and Low Price/Earnings Index ("Low P/E"). Each index is computed by sorting the companies of stocks ranked 501-2000 by market capitalization by the fundamental measure. The universe is then split into equally weighted deciles based on the sorted fundamental measure. The Low P/B and the Low P/E indices are simply the unweighted returns from the 8th and 9th decile. The High Yield Index is the unweighted return from the 2nd and 3rd decile. The process is a repetitive, rigid algorithm which is not subject to manager selectivity. The Small Cap Index is the Decile 6-8 index of the Center for Research in Security Prices of the University of Chicago ("CRSP"). The CRSP indices are composed of nearly all common stocks traded on the NYSE, AMEX, and NASDAQ within a given market-cap range. The size cutoffs are determined by ranking all NYSE stocks by market cap, forming deciles, and then adding all the issues that fit the size range from the other deciles. The CRSP Decile 6-8 represents the sixth through eighth deciles. The market capitalization ranges characterized by both indices are consistent with each other and represent the MSAM/Chicago definition of the small capitalization universe.

THE ASIAN GROWTH POTENTIAL

    Annual growth, as measured by Gross National Product, in the 1990s is projected to be 5.3% in Asia as compared with 2% in both North America and Europe, according to the World Bank Atlas. According to Morgan Stanley research, the economies in this region are less mature and are expected to have a higher rate of sustainable growth well into the next century.

    According to research conducted by J. Walter Thompson, by the year 2000, Asia will have two-thirds of the world's population; only four of the world's largest cities will be non-Asian; affluent Asian households will rise by 50% to 51 million; and per capita Gross Domestic Product ("GDP") will double. In addition, 240 million Asian households will have televisions (a 70% increase in the past 5 years, as compared with a 4.3% increase in Britain and a 6.7% increase in the U.S.). China currently has one-quarter of the world's population and is projected to have 200 million middle-class consumers by the year 2000. By 2012, China, alone, is projected to have the world's largest economy.

    Annualized returns of stock markets in Asia are, in some cases, twice that of the U.S., according to Morgan Stanley Capital International (MSCI) Indices. On a relative basis, stock prices in this region are less than many countries in the world, according to MSCI.

    MORGAN STANLEY: THE ASIAN AUTHORITY. Morgan Stanley has a strong commitment to the Asian region. The portfolio team is based in Morgan Stanley's Singapore office, with managers who are native to the region and the markets they analyze, offering local insights that have contributed to a superior performance record. Morgan Stanley has over 1,250 employees located in the Far East and has offices in Singapore, Shanghai, Taipei and Seoul.

                              ESTIMATED GNP GROWTH
                                   1990-2000

Asia...................        5.3%
North America..........        2.0%
South America..........        2.2%
Europe.................        2.0%
Middle East............        1.6%
Africa.................        0.3%
SOURCE: WORLD BANK
ATLAS

           1991-1995 ANNUALIZED RETURNS/GROSS DIVIDENDS (US DOLLARS)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                                                       RETURNS (%)
Hong Kong                                                                                     25.51
Philippines                                                                                   36.29
CFEFxJ                                                                                        20.89
Thailand                                                                                      20.62
Singapore                                                                                     18.60
Malaysia                                                                                      15.29
USA                                                                                           13.62
World                                                                                          9.73
EAFE                                                                                           7.56
Korea                                                                                          4.52
Indonesia                                                                                     -3.61
Taiwan                                                                                        -5.11
Japan                                                                                         -4.89
Past performance of Asian markets is not a guarantee of their future performance and is
not indicative of the Fund's future performance. The chart is for educational purposes only.
For information on the performance of the Morgan Stanley Asian Growth Fund, please contact
your investment representative.
Sources: MSCI Indices*

Past Performance is no guarantee of future results. The MSCI indices represent an unmanaged basket of equity securities. The returns shown assume the reinvestment of all distributions of income and capital gains and do not reflect the deduction of sales charges or management fees and expenses that would be applicable to a managed basket of equity securities. The deduction of such sales charges and management fees and expenses would reduce the returns shown. It is not possible to invest directly in an index of equity securities, including any of the MSCI indices. An investment strategy may be designed to replicate an index of equity securities and may be more or less successful in achieving such a replication.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS

    The Company's Articles of Incorporation permit the Directors to issue 21.75 billion shares of common stock, par value $.001 per share, from an unlimited number of Funds. Currently the Company is authorized to offer shares of twenty-two Funds, nineteen of which have Class A, Class B and Class C shares.

    The shares of each Fund of the Company are fully paid and non-assessable, and have no preference as to conversion, exchange, dividends, retirement or other features. The shares of each Fund of the Company have no pre-emptive rights. The shares of the Company have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. A shareholder is entitled to one vote for each full share owned (and a fractional vote for each fractional share owned), then standing in his name on the books of the Company.

DIVIDENDS AND DISTRIBUTIONS

    The Company's policy is to distribute substantially all of each Fund's net investment income, if any. Each Fund may choose to make sufficient distributions of net capital gains to avoid liability for federal excise tax. A Fund will not be subject to federal income tax on capital gains or ordinary income distributed to shareholders so long as it qualifies as a RIC (see discussion under "Dividends and Distributions" and "Taxes" in the Prospectus). However, the Company may also choose to retain net realized capital gains and pay taxes on such gains. The amounts of any income dividends or distributions cannot be predicted.

    Any dividend or distribution paid shortly after an investor purchases shares of an Non-Money Market Fund will reduce the per share net asset value of that Fund by the per share amount of the dividend or distribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes to shareholders subject to taxes as set forth in the Prospectus.

    As set forth in the Prospectus, unless the shareholder elects otherwise in writing, all dividends and distributions of a Fund are automatically reinvested in additional shares of that Fund at net asset value as of the business day following the record date.

This reinvestment policy will remain in effect until the shareholder notifies the Transfer Agent in writing at least three days prior to a record date that the shareholder has elected either the Income Option (income dividends in cash and distributions in additional shares at net asset value) or the Cash Option (both income dividends and distributions in cash). No initial sales charge or CDSC is imposed on shares of any of the Funds, including the Non-Money Funds, that are purchased through the automatic reinvestment of dividends and distributions of a Fund.

    Each Fund generally will be treated as a separate corporation (and hence as a separate "regulated investment company") for federal tax purposes. Any net capital gains of any Fund, whether or not distributed to investors, cannot be offset against net capital losses of any other Fund.

CUSTODY ARRANGEMENTS

    Chase serves as the Company's domestic custodian except with respect to the Money Market Funds. Chase is not affiliated with Morgan Stanley & Co. Incorporated. Morgan Stanley Trust Company, Brooklyn, NY, acts as the Company's custodian for foreign assets held outside the United States and employs subcustodians who were approved by the Directors of the Company in accordance with Rule 17f-5 adopted by the SEC under the 1940 Act. Morgan Stanley Trust Company is an affiliate of Morgan Stanley & Co. Incorporated. In the selection of foreign subcustodians, the Directors consider a number of factors, including, but not limited to, the reliability and financial stability of the institution, the ability of the institution to provide efficiently the custodial services required for the Company, and the reputation of the institution in the particular country or region. PNC Bank, N.A. serves as the Company's custodian for each of the Money Market Funds.

                     DESCRIPTION OF SECURITIES AND RATINGS

I.  DESCRIPTION OF COMMERCIAL PAPER AND BOND RATINGS

    EXCERPTS FROM MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") DESCRIPTION OF BOND RATINGS:

    AAA -- Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. AA -- Bonds which are rated AA are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Moody's applies numerical modifiers 1, 2 and 3 in the Aa and A rating categories. The modifier 1 indicates that the security ranks at a higher end of the rating category, modifier 2 indicates a mid-range rating and the modifier 3 indicates that the issue ranks at the lower end of the rating category.

    A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future. BAA -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. BA -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. CAA -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. CA -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    EXCERPTS FROM STANDARD & POOR'S CORPORATION ("S&P") DESCRIPTION OF BOND
ARATINGS: AAA -- Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation and indicate an extremely strong capacity to pay principal and interest. AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only to a small degree. A -- Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories. BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories. BB, B, CCC, CC -- Debt rated BB, B, CCC and CC is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

    C -- The rating C is reserved for income bonds on which no interest is being paid. D -- Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

    DESCRIPTION OF MOODY'S RATINGS OF STATE AND MUNICIPAL NOTES: Moody's ratings for state and municipal notes and other short-term obligations are designated Moody's Investment Grade ("MIG"). Symbols used are as follows: MIG-1 -- best quality, enjoying strong protection from established cash flows of funds for their servicing or from established broad-based access to the market for refinancing, or both; MIG-2 -- high quality with margins of protection ample although not so large as in the preceding group.

    DESCRIPTION OF MOODY'S HIGHEST COMMERCIAL PAPER RATING: Prime-1 ("P1") -- Judged to be of the best quality. Their short-term debt obligations carry the smallest degree of investment risk.

    EXCERPT FROM S&P'S RATING OF MUNICIPAL NOTES ISSUES: S-1+ -- very strong capacity to pay principal and interest; SP-1 -- strong capacity to pay principal and interest.

    DESCRIPTION OF S&P'S HIGHEST COMMERCIAL PAPER RATING: A-1+ -- this designation indicates the degree of safety regarding timely payment is overwhelming. A-1 -- this designation indicates the degree of safety regarding timely payment is very strong.

    WITH RESPECT TO RATINGS BY IBCA LTD., the designation A1 by IBCA, Ltd. indicates that the obligation is supported by a very strong capacity for timely repayment. Those obligations rated A1+ are supported by the highest capacity for timely repayment. Obligations rated A2 are supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

II.  DESCRIPTION OF UNITED STATES GOVERNMENT SECURITIES

    The term "United States Government securities" refers to a variety of securities which are issued or guaranteed by the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government.

    United States Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by federal agencies and United States Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain agencies and instrumentalities, such as the Government National Mortgage Associates, are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the Treasury, if needed to service debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and Federal National Mortgage Association, are not guaranteed by the United States, but those institutions are protected by the discretionary authority for the United States Treasury to purchase certain amounts of their securities to assist the institution in meeting its debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System and the Federal Home Loan Mortgage Corporation, are federally chartered institutions under Government supervision, but their debt securities are backed only by the creditworthiness of those institutions, not the United States Government.

    Some of the United States Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Maritime Administration, Small Business Administration, and the Tennessee Valley Authority.

    An instrumentality of the United States Government is a Government agency organized under federal charter with Government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Immediate Credit Banks, and the Federal National Mortgage Association.

                              FINANCIAL STATEMENTS




    The Company's audited financial statements and notes thereto for the fiscal year ended June 30, 1996, and the report thereon of Price Waterhouse LLP, independent accountants, which appear in the June 30, 1996 Annual Report to Shareholders which were previously filed with the Commission (Accession
Number: 0000912057-96-019894) are incorporated herein by reference. The International Magnum Fund, Japanese Equity Fund, Growth and Income Fund, European Equity Fund, Equity Growth Fund, Global Equity Fund, Emerging Markets Debt Fund, Mid Cap Growth Fund, Value Fund, Money Market Fund, Tax-Free Money Market Fund and Government Obligations Money Market Fund were not operational as of the date of the Annual Report.

    The PCS Cash Fund, Inc.'s audited financial statements and notes thereon for the fiscal year ended June 30, 1996, and the report thereon of Coopers & Lybrand LLP which appear in the PCS Cash Fund, Inc.'s Annual Report to Shareholders which were previously filed with the Commission (Accession
Number: 0000935069-96-000098) are incorporated herein by reference. These financial statements and notes and report thereon relate to the PCS Money Market Portfolio and PCS Government Obligations Money Market Portfolio which were the predecessors of the Morgan Stanley Money Market Fund and Morgan Stanley Government Obligations Money Market Fund, respectively.

    The following are included: (i) the Company's unaudited financial statements and notes thereto for the period ended November 30, 1996 for the International Magnum Fund and (ii) the Company's unaudited financial statements and notes thereto for the period ended December 31, 1996 for the Money Market Fund and Government Obligations Money Market Fund.

                                 MORGAN STANLEY
                           INTERNATIONAL MAGNUM FUND

-------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS
                               NOVEMBER 30, 1996

                                                                      VALUE
       SHARES                                                         (000)
---------------------------------------------------------------------------

COMMON STOCKS (86.1%)
  AUSTRALIA (1.5%)
        7,300  Broken Hill Proprietary Co., Ltd. ................  $    107
        7,700  News Corp., Ltd. .................................        41
       12,000  Western Mining Corp. Holdings Ltd. ...............        76
                                                                   --------
                                                                        224
                                                                   --------
  AUSTRIA (0.4%)
          800  Boehler-Udderholm AG..............................        55
                                                                   --------
  BELGIUM (1.0%)
          400  Arbed S.A. .......................................        45
          400  Delhaize Freres et Cie, 'Le Lion' S.A. ...........        23
        1,500  G.I.B. Holdings LTD...............................        67
          400  G.I.B. Holdings VVPR (New)........................        18
                                                                   --------
                                                                        153
                                                                   --------
  DENMARK (1.3%)
        1,030  BG Bank A/S (New)                                         45
          500  Jyske Bank A/S (Registered).......................        37
        2,340  Unidanmark A/S, Class A (Registered)..............       117
                                                                   --------
                                                                        199
                                                                   --------
  FINLAND (1.1%)
        2,650  Amer Group Ltd. Class A...........................        58
        1,750  Huhtamaki Oy, series 1............................        76
       11,000  Merita Ltd., Class A                                      34
                                                                   --------
                                                                        168
                                                                   --------
  FRANCE (5.7%)
          240  Bongrain S.A. ....................................        94
        1,500  Banque Nationale de Paris.........................        60
          700  Cie de Saint Gobain...............................       101
          750  Elf Acquitaine....................................        65
          460  Eridania Beghin-Say S.A. .........................        71
          500  Groupe Danone RFD.................................        74
        1,500  Lafarge Coppee S.A. ..............................        95
          540  PSA Peugeot Citroen S.A. .........................        66
          700  SGS-Thomson Microelectronics N.V. ................        46
        1,090  Total S.A., Class B...............................        87
        6,250  Usinor Sacilor....................................        94
                                                                   --------
                                                                        853
                                                                   --------
  GERMANY (5.1%)
        2,670  BASF AG...........................................        99
        1,900  Bayer AG..........................................        76
        1,700  Deutsche Telekom AG ADR...........................        36
        9,900  Gerresheimer Glas AG..............................       217
          250  Karstadt AG.......................................        86
          120  Mannesmann AG.....................................        50
        1,300  VEBA AG...........................................        77
          300  Volkswagen AG.....................................       119
                                                                   --------
                                                                        760
                                                                   --------
  HONG KONG (6.5%)
        2,000  Asia Satellite Telecommunications Holdings
                 Ltd. ...........................................         5
       55,000  China Resources Enterprise Ltd. ..................        79
       17,000  Cheung Kong Holdings Ltd. ........................       150
       14,000  Citic Pacific Ltd. ...............................        73
        4,000  Hang Seng Bank Ltd. ..............................        48
        3,000  Henderson Land Development Co., Ltd. .............        30
        5,200  Hong Kong & Shanghai Bank.........................       108
       83,200  Hong Kong Telecommunications Ltd. ................       144

                                                                      VALUE
       SHARES                                                         (000)
---------------------------------------------------------------------------
       19,000  Hutchison Whampoa Ltd. ...........................  $    147
       13,000  New World Development Co. Ltd. ...................        88
        7,000  Swire Pacific Ltd., Class A.......................        66
        6,000  Wharf Holdings Ltd. ..............................        31
                                                                   --------
                                                                        969
                                                                   --------
  ITALY (1.6%)
        9,700  Marzotto (Gaetano) & Figili S.p.A. ...............        61
       73,000  Olivetti S.p.A. ..................................        26
       30,000  Stet Societa' Finanziaria Telefonica S.p.A. ......        92
       35,000  Telecom Italia S.p.A. Di Risp.....................        64
                                                                   --------
                                                                        243
                                                                   --------
  JAPAN (33.5%)
        9,000  Amada Co., Ltd. ..................................        75
       13,000  Asahi Tec Corp. ..................................        80
        5,000  Canon, Inc. ......................................       105
        7,000  Daibiru Corp. ....................................        82
       15,000  Daicel Chemical Industries Ltd. ..................        71
        7,000  Daifuku Co., Ltd. ................................        82
        5,000  Dai Nippon Printing Co., Ltd. ....................        91
        9,000  Daikin Industries Ltd. ...........................        84
        8,000  Daiwa Securities Co., Ltd. .......................        86
        2,100  FamilyMart........................................        83
        4,000  Fuji Machine Manufacturing Co. ...................       109
        3,000  Fuji Photo Film Ltd. .............................        94
        3,000  Hitachi Credit Corp. .............................        50
       14,000  Hitachi Ltd. .....................................       130
       12,000  Inabata & Co. ....................................        83
       19,000  Kaneka Corp. .....................................       113
        4,000  Kurita Water Industries...........................        85
        2,000  Kyocera Ltd. .....................................       129
        7,000  Kyudenko Co., Ltd. ...............................        75
        4,000  Matsushita Communication Industries...............       104
        7,000  Matsushita Electric Industries Ltd. ..............       121
       26,000  Mitsubishi Chemical Corp. ........................        98
        7,000  Mitsubishi Estate Co., Ltd. ......................        89
       15,000  Mitsubishi Heavy Industries Ltd. .................       123
        6,000  Mitsumi Electric Co., Ltd. .......................       110
        3,000  Murata Manufacturing Co., Ltd. ...................       102
       12,000  NEC Corp. ........................................       145
        8,000  Nifco, Inc. ......................................        88
        1,300  Nintendo Corp., Ltd. .............................        92
           13  Nippon Telephone & Telegraph Corp. ...............        93
       16,000  Nissan Motor Co. .................................       114
        5,000  Nomura Securities Co., Ltd. ......................        84
       14,000  Obayashi Corp. ...................................       105
        9,000  Ricoh Co., Ltd. ..................................        96
        4,000  Rinnai............................................        88
        2,000  Sangetsu Co., Ltd. ...............................        44
        4,000  Sankyo Co., Ltd. .................................       107
       10,000  Sanwa Shutter.....................................        80
        2,000  Secom Co., Ltd. ..................................       121
        8,000  Sekisui Chemical Co. .............................        89
        9,000  Sekisui House Co., Ltd. ..........................        96
        2,000  Shimamura Co Ltd .................................        75
        2,400  Sony Corp. .......................................       154
       16,000  Stanley Electric Co. .............................        98
       11,000  Sumitomo Marine & Fire Insurance Co. .............        78
        7,000  Suzuki Motor Co., Ltd. ...........................        73
        2,000  TDK Corp. ........................................       129
       22,000  Toshiba Corp. ....................................       142

                                 MORGAN STANLEY
                           INTERNATIONAL MAGNUM FUND

-------------------------------------------------------------------
                        PORTFOLIO OF INVESTMENTS (CONT.)
                               NOVEMBER 30, 1996

                                                                      VALUE
       SHARES                                                         (000)
---------------------------------------------------------------------------

  JAPAN (CONT.)

       14,000  Tsubakimoto Chain.................................  $     82
       18,000  Taisei Corp., Ltd. ...............................       100
        4,000  Tokyo Electron Ltd. ..............................       114
        5,000  Yamanuchi Pharmaceutical Co. .....................       101
                                                                   --------
                                                                      5,042
                                                                   --------
  MALAYSIA (4.1%)
        7,000  Commerce Asset Holgings Bhd. .....................        53
        4,000  Edaran Otomobil Nasional Bhd. ....................        39
        6,000  Genting Bhd. .....................................        43
       10,000  Ijm Corp. Bhd.....................................        23
       14,000  IOI Corp. Bhd. ...................................        22
        4,000  Leader Universal Holdings Bhd. ...................         9
       12,000  Magnum Corp. Bhd. ................................        24
        2,000  Malayan Banking Bhd. .............................        20
       13,000  Malaysian International Shipping Bhd. (Foreign)...        41
       12,000  Petronas Gas Bhd. ................................        49
       19,000  Renong Bhd. ......................................        35
        9,000  Resorts World Bhd. ...............................        45
       24,000  Sime Darby Bhd. ..................................        90
        6,000  TA Enterprise Bhd. ...............................         9
        8,000  Tanjong plc.......................................        33
        8,000  Telekom Malaysia Bhd. ............................        73
        1,000  United Engineers Ltd. (Malaysia)..................         8
                                                                   --------
                                                                        616
                                                                   --------
  NETHERLANDS (3.9%)
        1,528  ABN Amro Holdings N.V. ...........................        99
        1,000  Akzo Nobel N.V. ..................................       133
        2,700  ING Groep N.V. ...................................        95
        3,000  KLM Royal Dutch Airlines N.V. ....................        77
        2,000  Koninklijke Van Ommeren N.V. .....................        87
        2,500  Phillips Electronics N.V. ........................       101
                                                                   --------
                                                                        592
                                                                   --------
  NORWAY (1.4%)
       26,600  Den Norske Bank A/S, Class A......................        99
        2,900  Saga Petroleum A/S, Series B......................        43
       12,200  Storebrand Asa....................................        73
                                                                   --------
                                                                        215
                                                                   --------
  PORTUGAL (0.2%)
        1,700  Banco Totta & Acores S.A., Class B (Registered)...        30
                                                                   --------
  SINGAPORE (1.2%)
        2,000  Development Bank of Singapore Ltd. (Foreign)......        26
        4,000  Keppel Corp., Ltd. ...............................        31
        2,000  Sembawang Corp., Ltd. ............................        11
        2,000  Singapore Airlines Ltd. (Foreign).................        19
        1,000  Singapore Press Holdings (Foreign)................        19
        3,000  Straits Steamship Land Ltd. ......................        10
        4,000  United Overseas Bank Ltd. (Foreign)...............        42
       11,000  Want Want Holdings................................        27
                                                                   --------
                                                                        185
                                                                   --------
  SPAIN (2.9%)
        7,000  Iberdrola S.A. ...................................        81
                                                                      VALUE
       SHARES                                                         (000)
---------------------------------------------------------------------------
        2,100  Repsol S.A. ......................................  $     78
        9,000  Sevillana de Electricidad.........................        84
        4,850  Telefonica de Espana S.A. ........................       106
       12,000  Uralita S.A. .....................................        89
                                                                   --------
                                                                        438
                                                                   --------
  SWEDEN (2.3%)
          600  Electrolux AB, Series B...........................        35
        3,600  Nordbanken AB.....................................       102
        2,000  Skandia Forsakrings AB............................        57
        3,300  S.K.F. AB, Class B................................        70
        2,500  Sparbanken Sverige AB Class A.....................        41
        1,600  Svenska Handelsbanken Class A.....................        44
                                                                   --------
                                                                        349
                                                                   --------
  SWITZERLAND (5.3%)
           65  Ascom Holding AG (Bearer).........................        69
           50  Bobst AG (Bearer).................................        69
           50  Ciba-Geigy AG (Registered)........................        62
          180  Forbo Holdings AG (Registered)....................        73
          120  Holderbank Financiere Glarus AG, Class B
                 (Bearer)........................................        87
           70  Magazine Globus (Participating Certificates)......        38
          120  Nestle S.A. (Registered)..........................       130
          700  Oerlikon-Buehrle Holdings AG......................        72
           40  Schindler Holding AG..............................        42
           50  SIG Schweizerische Industrie-Gesellschaft Holdings
                 AG (Registered).................................        61
          150  Sulzer AG (Registered)............................        86
                                                                   --------
                                                                        789
                                                                   --------
  UNITED KINGDOM (7.1%)
        6,000  Bass plc..........................................        79
       12,300  BAT Industries plc................................        98
       16,000  British Telecommunications plc....................       102
       14,700  Calor Group plc...................................        73
       19,000  Courtaulds Textiles plc...........................        80
       12,000  Imperial Tobacco Group plc........................        76
       15,500  John Mowlem & Co plc..............................        30
        5,600  Kwik Save Group plc...............................        28
        7,125  Reckitt & Colman plc..............................        84
       18,000  Royal & Sun Alliance Insurance Group plc..........       136
        2,800  Southern Electric plc.............................        33
       10,000  Tate Lyle plc.....................................        82
        5,100  Unilever plc......................................       121
       11,800  WPP Group plc.....................................        45
                                                                   --------
                                                                      1,067
                                                                   --------
TOTAL COMMON STOCKS (COST $12,821)...............................    12,947
                                                                   --------
PREFERRED STOCKS (1.3%)
  GERMANY (1.3%)
          295  Dyckerhoff AG.....................................        76
        1,030  Hornbach Holding AG...............................        68
        1,320  RWE AG............................................        48
                                                                   --------
TOTAL PREFERRED STOCKS (COST $181)...............................       192
                                                                   --------

                                 MORGAN STANLEY
                           INTERNATIONAL MAGNUM FUND

-------------------------------------------------------------------
                        PORTFOLIO OF INVESTMENTS (CONT.)
                               NOVEMBER 30, 1996

       NO. OF                                                         VALUE
       RIGHTS                                                         (000)
---------------------------------------------------------------------------
RIGHTS (0.2%)
  SINGAPORE (0.2%)
        3,000  Oversea-Chinese Banking Corp. (Foreign) (Cost
                 $36)............................................  $     36
                                                                   --------
       NO. OF
     WARRANTS
WARRANTS (0.1%)
  SINGAPORE (0.1%)
        8,000  Straits Steamship, expiring 12/12/00 (Cost $10)...         9
TOTAL FOREIGN SECURITIES (87.7%) (COST $13,048)..................    13,184
                                                                   --------

         FACE
       AMOUNT                                                         VALUE
        (000)                                                         (000)
---------------------------------------------------------------------------
SHORT-TERM INVESTMENT (8.9%)
  REPURCHASE AGREEMENT (8.9%)
       $1,344  Chase Securities, Inc., 5.45%, dated 11/29/96, due
                 12/2/96, to be repurchased at $1,345,
                 collateralized by $1,390 of U.S. Treasury Bills,
                 4.76%, due 2/27/96, valued at $1,373 (COST
                 $1,344).........................................  $  1,344
                                                                   --------
FOREIGN CURRENCY (2.2%) (COST $327)..............................       336
                                                                   --------
TOTAL INVESTMENTS (98.8%) (COST $14,719).........................    14,864
OTHER ASSETS AND LIABILITIES (1.2%)..............................       173
                                                                   --------
NET ASSETS (100%)................................................  $ 15,037
                                                                   --------
                                                                   --------

---------------
ADR   -- American Depositary Receipt
RFD   -- Ranked for Dividend

FORWARD FOREIGN CURRENCY EXCHANGE INFORMATION:

    Under the terms of forward foreign currency exchange contracts open at November 30, 1996, the Fund is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars or foreign currency as indicated below:

   CURRENCY                             IN EXCHANGE              NET UNREALIZED
  TO DELIVER      VALUE   SETTLEMENT        FOR          VALUE    GAIN (LOSS)
     (000)        (000)      DATE          (000)         (000)       (000)
---------------  -------  ----------  ----------------  -------  --------------
   BEF      309  $    10   12/27/96   USD     10        $    10      $   --
   FRF      903      173   12/27/96   USD    177            177           4
    DEM     275      179   12/27/96   USD    183            183           4
  JPY    87,324      770   12/27/96   USD    810            810          40
   NLG      135       78   12/27/96   USD     80             80           2
   CHF      108       83   12/27/96   USD     88             88           5
  BEF     3,245      103    1/24/97   USD    104            104           1
    DEM     771      503    1/24/97   USD    510            510           7
  JPY   282,362    2,501    1/30/97   USD  2,540          2,540          39
   USD    1,320    1,320    1/30/97   JPY 145,380         1,288         (32)
   NLG      485      283    2/10/97   USD    285            285           2
   CHF      666      515    2/10/97   USD    535            535          20
  FRF     2,370      456    2/24/97   USD    463            463           7
   NLG      100       59    2/24/97   USD     60             60           1
                 -------                                -------      ------
                 $ 7,033                                $ 7,133      $  100
                 -------                                -------      ------
                 -------                                -------      ------

---------------

BEF    --   Belgian Franc
DEM    --   German Mark
FRF    --   French Franc
JPY    --   Japanese Yen
NLG    --   Netherlands Guilder
CHF    --   Swiss Franc
USD    --   United States Dollar

--------------------------------------------------------------------------------

                    MORGAN STANLEY INTERNATIONAL MAGNUM FUND
                      STATEMENT OF ASSETS AND LIABILITIES

-------------------------------------------------------------------

                               NOVEMBER 30, 1996

                                                                (000)
---------------------------------------------------------------------
ASSETS:
  Investments in Securities, at Value (Note 1) -- See
   accompanying portfolios                                    $14,528
  Foreign Currency at Value                                       336
  Receivable for:
    Investments Sold                                            1,372
    Fund Shares Sold                                              347
    Dividends                                                      24
    Interest                                                        1
  Unrealized Gain on Forward Foreign Currency Contracts           100
  Deferred Organization Costs                                      27
  Receivable from Investment Adviser                               25
                                                              -------
    Total Assets                                               16,760
                                                              -------
LIABILITIES:
  Payable for:
    Investments Purchased                                       1,641
    Investment Advisory Fees                                       23
    Administrative Fees                                             6
    Custody Fees                                                   24
  Other                                                            29
                                                              -------
    Total Liabilities                                           1,723
                                                              -------
NET ASSETS                                                    $15,037
                                                              -------
                                                              -------
NET ASSETS CONSIST OF:
  Capital Stock at Par                                        $     1
  Paid in Capital in Excess of Par                             14,659
  Accumulated Net Investment Income (Loss)                        (15)
  Accumulated Net Realized Gain                                   148
  Unrealized Appreciation (Depreciation) on Investments and
   Foreign Currency Translations                                  244
                                                              -------
NET ASSETS                                                    $15,037
                                                              -------
                                                              -------
CLASS A SHARES:
  Net Assets                                                  $ 4,673
  Shares Issued and Outstanding ($.001 par value)
   (Authorized 375,000,000)                                       381
  Net Asset Value and Redemption Price Per Share              $ 12.26
                                                              -------
                                                              -------
  Maximum Sales Charge                                          4.75%
  Maximum Offering Price Per Share (Net Asset Value Per
   Share x 100/95.25)                                         $ 12.87
                                                              -------
                                                              -------
CLASS B SHARES:
  Net Assets                                                  $ 4,906
  Shares Issued and Outstanding ($.001 par value)
   (Authorized 375,000,000)                                       401
  Net Asset Value and Offering Price Per Share                $ 12.23
                                                              -------
                                                              -------
CLASS C SHARES:
  Net Assets                                                  $ 5,458
  Shares Issued and Outstanding ($.001 par value)
   (Authorized 375,000,000)                                       447
  Net Asset Value and Offering Price Per Share                $ 12.22
                                                              -------
                                                              -------

                    MORGAN STANLEY INTERNATIONAL MAGNUM FUND
                            STATEMENT OF OPERATIONS

-------------------------------------------------------------------

                                                                  FOR THE
                                                                   PERIOD
                                                                  JULY 1,
                                                                1996 TO *
                                                                 NOVEMBER
                                                                  30,1996
                                                                    (000)
-------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends                                                   $        59
  Interest                                                             39
  Less Foreign Taxes Withheld                                          (6)
                                                              -----------
    Total Income                                                       92
                                                              -----------
EXPENSES:
  Investment Advisory Fees
    Basic Fee                                                          50
    Less: Fees Waived                                                 (50)
                                                              -----------
  Investment Advisory Fees -- Net                                       0
  Administrative Fees                                                  18
  Custodian Fees                                                       38
  Filing and Registration Fees                                          3
  Directors' Fees and Expenses                                          1
  Professional Fees                                                    14
  Shareholder Reports                                                   1
  Distribution Fees
    Class A                                                             4
    Class B                                                            16
    Class C                                                            18
  Blue Sky Fees
    Class A                                                             3
    Class B                                                             3
    Class C                                                             3
  Other                                                                 2
  Expenses Reimbursed by Adviser                                      (17)
                                                              -----------
    Net Expenses                                                      107
                                                              -----------
Net Investment Income (Loss)                                          (15)
                                                              -----------
NET REALIZED GAIN (LOSS) ON:
  Investments                                                          26
  Foreign Currency Transactions                                       122
                                                              -----------
    Net Realized Gain (Loss)                                          148
                                                              -----------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
  Investments                                                         136
  Foreign Currency Translations                                       108
                                                              -----------
    Change in Unrealized Appreciation/Depreciation                    244
                                                              -----------
Net Realized Gain (Loss) and Change in Unrealized
    Appreciation/Depreciation                                         392
                                                              -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    OPERATIONS                                                $       377
                                                              -----------
                                                              -----------

------------------
* Commencement of Operations.

                    MORGAN STANLEY INTERNATIONAL MAGNUM FUND
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                    FOR THE
                                                                     PERIOD
                                                               JULY 1, 1996
                                                                       TO *
                                                               NOVEMBER 30,
                                                                       1996
                                                                      (000)
---------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Gain (Loss)                                  $         (15)
  Net Realized Gain (Loss) on Investments and Foreign
   Currency                                                             148
  Change in Unrealized Appreciation/(Depreciation)                      244
                                                              -------------
  Net Increase (Decrease) in Net Assets Resulting from
   Operations                                                           377
                                                              -------------
CAPITAL SHARE TRANSACTIONS (1):
  Issued                                                             14,804
  Distributions Reinvested                                                0
  Redeemed                                                             (144)
                                                              -------------
  Net Increase in Net Assets Resulitng from Capital Share
   Transactions                                                      14,660
                                                              -------------
  Total Increase in Net Assets                                       15,037
NET ASSETS -- Beginning of Period                                        --
                                                              -------------
NET ASSETS -- End of Period (Including undistributed net
  investment income of $0 and $0, respectively)               $      15,037
                                                              -------------
                                                              -------------
---------------------------------------------------------------------------
Capital Share Transactions:
(1) Class A:
    --------
   Shares:
     Issued                                                             386
     Distributions Reinvested                                             0
     Redeemed                                                            (5)
                                                              -------------
   Net Increase in Class A Shares Outstanding                           381
                                                              -------------
                                                              -------------
   Dollars:
     Issued                                                   $       4,609
     Distributions Reinvested                                             0
     Redeemed                                                           (64)
                                                              -------------
   Net Increase in Class A Shares Outstanding                 $       4,545
                                                              -------------
                                                              -------------
(1) Class B:
    --------
   Shares:
     Issued                                                             400
     Distributions Reinvested                                             0
     Redeemed                                                             1
                                                              -------------
   Net Increase in Class B Shares Outstanding                           401
                                                              -------------
                                                              -------------
   Dollars:
     Issued                                                   $       4,817
     Distributions Reinvested                                             0
     Redeemed                                                           (15)
                                                              -------------
   Net Increase in Class B Shares Outstanding                 $       4,802
                                                              -------------
                                                              -------------
(1) Class C:
    --------
   Shares:
     Issued                                                             453
     Distributions Reinvested                                             0
     Redeemed                                                            (6)
                                                              -------------
   Net Increase in Class A Shares Outstanding                           447
                                                              -------------
                                                              -------------
   Dollars:
     Issued                                                   $       5,378
     Distributions Reinvested                                             0
     Redeemed                                                           (65)
                                                              -------------
   Net Increase in Class A Shares Outstanding                 $       5,313
                                                              -------------
                                                              -------------
---------------------------------------------------------------------------

* Commencement of Operations.

                    MORGAN STANLEY INTERNATIONAL MAGNUM FUND
                              FINANCIAL HIGHLIGHTS

-------------------------------------------------------------------

                                               CLASS A         CLASS B         CLASS C
                                              ---------       ---------       ---------
                                                FOR THE         FOR THE         FOR THE
                                                 PERIOD          PERIOD          PERIOD
                                                JULY 1,         JULY 1,         JULY 1,
                                               1996 TO*        1996 TO*        1996 TO*
                                               NOVEMBER        NOVEMBER        NOVEMBER
SELECTED PER SHARE DATA AND RATIOS             30, 1996        30, 1996        30, 1996
---------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $   12.00       $   12.00       $   12.00
                                              ---------       ---------       ---------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                     0.01           (0.02)          (0.02)
  Net Realized and Unrealized Gain on
   Investments                                     0.25            0.25            0.24
                                              ---------       ---------       ---------
  Total From Investment Operations                 0.26            0.23            0.22
NET ASSET VALUE, END OF PERIOD                $   12.26       $   12.23       $   12.22
                                              ---------       ---------       ---------
                                              ---------       ---------       ---------
TOTAL RETURN (1)                                   2.17%           1.92%           1.83%
                                              ---------       ---------       ---------
                                              ---------       ---------       ---------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)             $   4,673       $   4,906       $   5,458
Ratio of Expenses to Average Net Assets            1.64%**         2.39%**         2.40%
Ratio of Net Investment Income (Loss) to
 Average Net Assets                                0.21%**        (0.54)%**       (0.55)%
Portfolio Turnover Rate                               6%              6%              6%
---------------------------------------------------------------------------------------
Average Commission Rate                       $  0.0412       $  0.0412       $  0.0412
---------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation
 During the Period
  Per Share Benefit to Net Investment
   Loss                                       $    0.06       $    0.05       $    0.05
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                   2.98%**         3.73%**         3.73%
  Net Investment Loss to Average Net
   Assets                                         (1.13)%**       (1.88)%**       (1.88)%
---------------------------------------------------------------------------------------

 *  Commencement of Operations.

 **  Annualized

(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total return for periods of less than one year are not annualized.

                              MORGAN STANLEY FUNDS
                         NOTES TO FINANCIAL STATEMENTS
                               NOVEMBER 30, 1996

--------------------------------------------------------------------------------

Morgan Stanley Fund, Inc. (the "Fund") was incorporated under the laws of Maryland. The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company which offers redeemable shares of diversified and non-diversified investment portfolios. As of November 30, 1996, the Fund had thirteen separate active investment portfolios (each a "Portfolio", and together, the "Portfolios"). These financial statements report on the Morgan Stanley International Magnum Fund (referred to herein as "International Magnum"), which commenced operations on July 1, 1996.

The Fund currently offers three classes of shares, Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.75%. Class B shares are sold with a contingent deferred sales charge on redemptions made within 6 years of purchase which declines annually from 5% for redemptions made in year one, down to 1% in year six. The contingent deferred sales charge is based on the lesser of the current market value of the shares redeemed or the total cost of such shares. Class B shares will automatically convert to Class A shares after the seventh year following purchase. Class C shares are sold with a contingent deferred sales charge of 1% for shares that are redeemed within one year of purchase, based on the lesser of the current market value of the shares redeemed or the total cost of such shares. All three classes of shares have identical voting, dividend, liquidation and other rights.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures on the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average of the mean between the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service which are based primarily on institutional size trading in similar groups of securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available, including restricted securities, are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be done by others.

2. TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. A Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation as the income and/or capital gains is earned.

3. REPURCHASE AGREEMENTS: In connections with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/ or retention of the collateral or proceeds may be subject to legal proceedings.

4. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

    - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

    - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, and the foreign currency portion of gain and losses

                              MORGAN STANLEY FUNDS
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                               NOVEMBER 30, 1996

--------------------------------------------------------------------------------
realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from forward foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in net unrealized currency gains (losses) for the period is reflected on the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibly lower level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Prior governmental approval for foreign investments may be required under certain circumstances in some countries, and the extent of foreign investment in domestic companies may be subject to limitations in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violation of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign" shares' market values may vary.

5. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: Each Portfolio may enter into forward foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A forward currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the forward rate and the change in market value is recorded by the Portfolio as realized gain or loss. The Portfolio records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. ORGANIZATIONAL COSTS: The organizational costs of the Portfolios are being amortized on a straight line basis over a period of five years beginning with each Portfolio's commencement of operations. Morgan Stanley Asset Management, Inc. has agreed that in the event any of it's initial shares in a Portfolio which comprised the Fund at it's inception are redeemed, the proceeds on redemption will be reduced by the pro-rata portion of any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the initial shares held at the same time of redemption.

7. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Distributions shares based upon their relative net assets. Distributions from the Portfolios are recorded as a reduction of their costs.

Certain portfolios own shares of real estate investment trusts ("REITs") which report information on the source of their distributions annually. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

The amount and the character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

Permanent book and tax basis differences relating to shareholder distributions may result in reclassification among undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.

Permanent book and tax basis differences, if any, are not included in ending undistributed (distributions in excess of) net investment income for the purpose of calculating net investment income (loss) per share in the Financial Highlights.

                              MORGAN STANLEY FUNDS
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                               NOVEMBER 30, 1996

--------------------------------------------------------------------------------

B. ADVISER: Morgan Stanley Asset Management, Inc. (the "Adviser" or "MASM" ), a wholly owned subsidiary of Morgan Stanley Group, Inc. provides the Fund with investment advisory services at a fee paid quarterly and calculated at the annual rates of average daily net assets indicated below. The Adviser has agreed to reduce advisory fees payable to it and to reimburse the Portfolios, if necessary, if the annual operating expenses, as defined, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                         CLASS A MAX.     CLASS B AND CLASS C
                                           OPERATING        MAX. OPERATING
FUND                     ADVISORY FEE    EXPENSE RATIO       EXPENSE RATIO
-----------------------  -------------  ---------------  ---------------------
International Magnum            1.00%           1.65%               2.40%

C. ADMINISTRATOR: MSAM also provides the fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of each Portfolio, plus reimbursement of out-of-pocket expenses. Under and agreement between MASM and The Chase Manhattan Bank ("Chase"), Chase through its affiliate Chase Global Funds Services Company ("MFSC"), provides certain administrative services to the Fund. Chase is compensated for such services by MSAM from the fee it receives from the Fund.

D. DISTRIBUTOR: Morgan Stanley & Co. Incorporated (the "Distributor"), a wholly-owned subsidiary of Morgan Stanley Group, Inc. and an affiliate of MSAM, serves as the distributor of the Fund and provides all classes of each Portfolio with the distribution services pursuant to separate Distribution Plans in accordance with Rule12b-1 under the Investment Company Act of 1940. The Distributor is entitled to receive from the Portfolios a distribution fee, which is accrued daily and paid quarterly, at a minimum rate of 0.25% for the Class A shares of each Portfolio, and 0.75% of the Class B shares and Class C shares of each Portfolio, on an annualized basis of the average daily net assets of such classes.

E. CUSTODIAN: Morgan Stanley Trust Company ("MSTC"), a wholly owned subsidiary of Morgan Stanley Group, Inc., acts as custodian for the Fund's assets held outside the United States in accordance with a custodian agreement. Chase is the custodian for the Fund's domestic assets in accordance with a Custodian Agreement. Custodian fees are computed and payable monthly based on assets held, investment purchased and sales activity, an account maintenance fee, plus reimbursement for certain out-of-pocket expenses.

For the period ended November 30, 1996, the following Portfolios incurred custody fees and had amounts payable to MSTC at November 30, 1996:

                                               MSTC CUSTODY          CUSTODY FEES
                                               FEES INCURRED        PAYABLE TO MSTC
FUND                                               (000)                 (000)
------------------------------------------  -------------------  ---------------------
International                                           34                    20

F. PURCHASES AND SALES: For the period ended November 30, 1996, purchases and sales of investment securities other than long-term U.S. Government securities and short term investments were:

                                                            PURCHASES
FUND                                                          (000)     SALES (000)
---------------------------------------------------------  -----------     -----
International Magnum                                           13,524          502

G. OTHER: At November 30, 1996, the net assets of the Portfolios was substantially comprised of foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. dollar value of and investment income from such securities.

At November 30, 1996, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio was:

                                      NET APPRECIATION
                             COST      (DEPRECIATION)     APPRECIATION     (DEPRECIATION)
FUND                         (000)          (000)             (000)             (000)
-------------------------  ---------  -----------------  ---------------  -----------------
International Magnum          14,392            136               763              (627)

                                    MORGAN STANLEY
                                  MONEY MARKET FUND
                               PORTFOLIO OF INVESTMENTS
                                  DECEMBER 31, 1996
                                     (Unaudited)


      FACE                                                                            AMORTIZED
     AMOUNT                                                                              COST
      (000)                                                                              (000)
-----------------------------------------------------------------------------------------------
AGENCY OBLIGATIONS  (22.0%)
     FEDERAL HOME LOAN BANK DISCOUNT NOTES  (9.4%)
           $ 4,435  5.22%, 1/2/97                                                     $   4,434
             9,595  5.23%, 1/9/97                                                         9,584
            10,000  5.22%, 1/30/97                                                        9,958
                                                                                      ---------
                                                                                         23,976
                                                                                      ---------
     FEDERAL HOME LOAN MORTGAGE CORPORATION DISCOUNT NOTES (6.8%)
             9,365  5.20%, 1/3/97                                                         9,362
             8,000  5.23%, 1/27/97                                                        7,970
                                                                                      ---------
                                                                                         17,332
                                                                                      ---------
     FEDERAL NATIONAL MORTGAGE ASSOCIATION DISCOUNT NOTES (5.8%)
             9,880  5.21%, 1/28/97                                                        9,841
             5,000  5.37%, 3/20/97                                                        4,942
                                                                                      ---------
                                                                                         14,783
                                                                                      ---------
TOTAL AGENCY OBLIGATIONS  (COST $56,091)                                                 56,091
                                                                                      ---------
CERTIFICATES OF DEPOSIT  (20.0%)
     BANKS  (20.0%)
             5,000  ABN-AMRO Bank (NY), Yankee,  6.12%, 7/14/97                           5,000
            10,000  Barclay's Bank, Yankee,   5.36%, 2/5/97                              10,000
            10,000  CIBC   5.49%, 1/15/97                                                10,000
             7,000  Deutsche Bank, Yankee,   5.42%, 2/3/97                                7,001
            10,000  National Westminster Bank   5.42%, 1/6/97                            10,000
             6,000  Royal Bank Of Canada (NY), Yankee,   6.05%, 6/11/97                   6,000
             3,000  Societe Generale Bank  6.18%, 9/8/97                                  3,000
                                                                                      ---------
TOTAL CERTIFICATES OF DEPOSIT (COST $51,001)                                             51,001
                                                                                      ---------
COMMERCIAL PAPER (35.9%)
      BANKING  (6.7%)
             5,000  Deutsche Bank  5.47%, 1/23/97                                         4,983
             5,000  Societe Generale   5.32%, 2/20/97                                     4,963
             7,000  Sun Trust Banks   5.30%, 1/6/97                                       6,995
                                                                                      ---------
                                                                                         16,941
                                                                                      ---------
     ENTERTAINMENT & LEISURE  (3.9%)
            10,000  The Walt Disney Co.   5.34%, 1/24/97                                  9,966
                                                                                      ---------
     FINANCE  (21.4%)
             3,000  ABN-AMRO North American Finance Corp.  5.58%, 3/6/97                  2,970
             5,000  ABN-AMRO North American Finance Corp.  5.28%, 5/15/97                 4,902
            10,000  Bank of Austvia Finance, Inc.    5.30%, 1/21/97                       9,971
             5,000  FCC National Bank   5.51%, 5/5/97                                     5,000
            10,000  General Electric Credit Corp.   5.27%, 4/18/97                        9,843
            10,000  METLIFE Funding   5.36%, 1/21/97                                      9,970
             5,000  Private Export Funding Corp.   5.30%, 2/10/97                         4,971
             7,000  Private Export Funding Corp.   5.31%, 2/20/97                         6,949
                                                                                      ---------
                                                                                         54,576
                                                                                      ---------


               The accompanying notes are an integral part of the financial statements.


      FACE                                                                            AMORTIZED
     AMOUNT                                                                              COST
      (000)                                                                              (000)
-----------------------------------------------------------------------------------------------
      RETAIL (3.9%)
          $ 10,000  JC Penny   5.31%, 2/20/97                                         $   9,926
                                                                                      ---------

TOTAL COMMERCIAL PAPER (COST $91,409)                                                    91,409
                                                                                      ---------

VARIABLE RATE OBLIGATIONS (11.8%)
     FEDERAL NATIONAL MORTGAGE ASSOCIATION FLOATING RATE NOTE (5.9%)
        (h) 15,000  5.41%, 9/2/97                                                        15,000
     STUDENT LOAN MARKETING ASSOCIATION FLOATING RATE NOTE (5.9%)
        (h) 15,000  5.57%, 10/30/97                                                      15,005
                                                                                      ---------

TOTAL VARIABLE RATE OBLIGATIONS  (COST $30,005)                                          30,005
                                                                                      ---------

SHORT-TERM INVESTMENT  (10.1%)
   REPURCHASE AGREEMENT   (10.1%)
            25,777  Goldman Sachs, 6.52%, dated 12/31/96,
                     due 1/2/97, to be repurchased at $25,786, collateralized
                     by $16,935 U.S. Treasury Bonds, 14.00%, due 1/15/11,
                     valued at $25,777  (COST $25,777)                                   25,777
                                                                                      ---------

TOTAL INVESTMENTS  (99.8%)  (COST $254,283)                                             254,283
OTHER ASSETS IN EXCESS OF LIABILITIES (0.2%)                                                571
                                                                                      ---------
NET ASSETS (100%)                                                                      $254,854
                                                                                      ---------
                                                                                      ---------

------------------
   (h) -  Variable or floating rate securities - rate disclosed is as of December 31, 1996.


               The accompanying notes are an integral part of the financial statements.



                                    MORGAN STANLEY
                             GOVERNMENT MONEY MARKET FUND
                               PORTFOLIO OF INVESTMENTS
                                  DECEMBER 31, 1996
                                     (Unaudited)



      FACE                                                                            AMORTIZED
     AMOUNT                                                                              COST
      (000)                                                                              (000)
-----------------------------------------------------------------------------------------------
AGENCY OBLIGATIONS  (72.4%)
     FEDERAL HOME LOAN BANK DISCOUNT NOTES  (17.1%)
          $ 10,000  5.22%, 1/16/97                                                    $   9,978
            10,000  5.22%, 1/23/97                                                        9,968
                                                                                      ---------
                                                                                         19,946
                                                                                      ---------
     FEDERAL HOME LOAN MORTGAGE CORPORATION DISCOUNT NOTES (38.3%)
            10,000  5.20%, 1/3/97                                                         9,997
            10,000  5.23%, 1/17/97                                                        9,977
            15,000  5.23%, 1/27/97                                                       14,944
            10,000  5.38%, 3/25/97                                                        9,876
                                                                                      ---------
                                                                                         44,794
                                                                                      ---------
     FEDERAL NATIONAL MORTGAGE ASSOCIATION DISCOUNT NOTES (17.0%)
            15,000  5.22%, 1/28/97                                                       14,941
             5,000  5.34%, 3/20/97                                                        4,942
                                                                                      ---------
                                                                                         19,883
                                                                                      ---------
TOTAL AGENCY OBLIGATIONS  (COST $84,623)                                                 84,623
                                                                                      ---------
VARIABLE RATE OBLIGATION  (8.6%)
     FEDERAL NATIONAL MORTGAGE ASSOCIATION  (8.6%)
        (h) 10,000  Series 97-Y  5.43%, 6/19/97 (COST $10,000)                           10,000
                                                                                      ---------
SHORT-TERM INVESTMENT  (19.1%)
     REPURCHASE AGREEMENT   (19.1%)
           $22,343  Goldman Sachs, 6.52%, dated 12/31/96,
                     due 1/2/97, to be repurchased at $22,351, collateralized
                     by $18,505 U.S. Treasury Bonds, 8.50%, due 2/15/20,
                     valued at $22,343  (COST $22,343)                                   22,343
                                                                                      ---------
TOTAL INVESTMENTS  (100.1%)  (COST $116,966)                                            116,966
LIABILITIES IN EXCESS OF OTHER ASSETS  (-0.1%)                                            (150)
                                                                                      ---------
NET ASSETS (100%)                                                                      $116,816
                                                                                      ---------
                                                                                      ---------

-------------------
   (h) -  Variable or floating rate securities - rate disclosed is as of December 31, 1996.


               The accompanying notes are an integral part of the financial statements.


         MORGAN STANLEY FUNDS
    STATEMENT OF ASSETS AND LIABILITIES

--------------------------------------------------------------------------------


                                                  DECEMBER 31,   1996
                                                       (UNAUDITED)

                                                       GOVERNMENT
                                                      OBLIGATIONS
                                                            MONEY        MONEY
                                                           MARKET       MARKET
                                                             FUND         FUND
                                                            (000)        (000)
--------------------------------------------------------------------------------
ASSETS:
   Investments in Securities, at Value*
    (Note 1) - See accompanying portfolios               $116,966     $254,283
   Interest Receivable                                         24        1,054
   Deferred Organization Costs                                 34           34
   Other                                                       23           42
                                                   ---------------------------
     Total Assets                                         117,047      255,413
                                                   ---------------------------

LIABILITIES:
   Payable for:
    Dividends Declared                                         96          271
    Investment Advisory Fees                                   24           67
    Administrative Fees                                        22           41
    Custody Fees                                                5           13
    Professional Fees                                           -            1
    Distribution Fees                                          48          112
    Shareholder Reporting Expenses                             22           23
    Directors' Fees and Expenses                                8            9
    Filing and Registration Fees                                6           22
                                                   ---------------------------
     Total Liabilities                                        231          559
                                                   ---------------------------
NET ASSETS                                               $116,816     $254,854
                                                   ---------------------------
                                                   ---------------------------

NET ASSETS CONSIST OF:
   Capital Stock at Par                                      $117         $255
   Paid in Capital in Excess of Par                       116,798      254,711
   Accumulated (Distribution in excess of) Net
    Realized Gain (Loss)                                      (99)        (112)
                                                   ---------------------------
NET ASSETS                                               $116,816     $254,854
                                                   ---------------------------
                                                   ---------------------------

CLASS A SHARES:
   Net Assets                                            $116,816     $254,854
   Shares Issued and Outstanding ($.001 par
    value) (Authorized 2,625,000,000)                     116,915      254,966
   Net Asset Value and
    Redemption Price Per Share                              $1.00        $1.00
                                                   ---------------------------
                                                   ---------------------------

   Investments at Cost, Including Foreign Currency       $116,966     $254,283
                                                   ---------------------------
                                                   ---------------------------


   * Includes repurchase agreements aggregating $22,343,000 and $25,777,000 for Government Obligations Money Market Fund and Money Market Fund, respectively


     The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY FUNDS
                               STATEMENT OF OPERATIONS
                                     (Unaudited)

                                             Government
                                            Obligations
                                           Money Market           Money Market
                                                   Fund                   Fund
                                       Six Months Ended       Six Months Ended
                                           December, 31           December, 31
                                                   1996                   1996
                                                   (000)                  (000)

--------------------------------------------------------------------------------
INVESTMENT INCOME:
   Interest                            $          3,335       $          5,818
                                         --------------         --------------
     Total Income                                 3,335                  5,818
                                         --------------         --------------
EXPENSES:
   Investment Advisory Fees
     Basic Fee                                      275                    444
     Less: Fees Waived                              (64)                   (91)
                                         --------------         --------------
   Investment Advisory Fees - Net                   211                    353

   Administrative Fees                               66                    104
   Custodian Fees                                    11                     24
   Filing and Registration Fees                       -                     13
   Directors' Fees and Expenses                       3                      3
   Professional Fees                                 22                     21
   Shareholder Reports                               20                     20
   Distribution Fees                                224                    442
   Amortization of Organizational Costs               7                      7
   Blue Sky Fees                                     19                     30
   Other                                             14                     35
                                         --------------         --------------
     Net Expenses                                   597                  1,052
                                         --------------         --------------
   Net Investment Income (Loss)                   2,738                  4,766
                                         --------------         --------------

   NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS                   $2,738                 $4,766
                                         --------------         --------------
                                         --------------         --------------


     The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY FUNDS
                          STATEMENT OF CHANGES IN NET ASSETS
                                  MONEY MARKET FUND



                                                                Six Months Ended
                                                               December 31, 1996          Year Ended
                                                                     (Unaudited)       June 30, 1996
                                                                           (000)               (000)
--------------------------------------------------------------------------------    ----------------
Increase (Decrease) in Net Assets
Operations:
    Net Investment Income                                                 $4,766              $7,849
    Net Realized Loss                                                          -                (100)
                                                                ----------------    ----------------
    Net Increase in Net Assets Resulting from Operations                   4,766               7,749
                                                                ----------------    ----------------
Distributions:
    Net Investment Income                                                 (4,766)             (7,849)
                                                                ----------------    ----------------
Capital Share Transactions (1):
     Subscribed                                                          340,994           1,390,774
     Distributions Reinvested                                              3,331               7,425
     Redeemed                                                           (260,444)         (1,398,641)
                                                                ----------------    ----------------
   Net Increase (Decrease) in Net Assets Resulting
   from Capital Share Transactions                                        83,881                (442)
                                                                ----------------    ----------------
   Total Increase (Decrease) in Net Assets                                83,881                (542)
Net Assets - Beginning of Period                                         170,973             171,515
                                                                ----------------    ----------------
Net Assets - End of Period                                              $254,854            $170,973
                                                                ----------------    ----------------
                                                                ----------------    ----------------

----------------------------------------------------------------------------------------------------
Capital Share Transactions:
(1) Shares:
      Subscribed                                                         340,994           1,390,774
      Distributions Reinvested                                             3,331               7,425
      Redeemed                                                          (260,444)         (1,398,641)
                                                                ----------------    ----------------
   Net Increase (Decrease) in Shares Outstanding                          83,881                (442)
                                                                ----------------    ----------------
                                                                ----------------    ----------------
----------------------------------------------------------------------------------------------------


           The accompanying notes are an integral part of the financial statements.


                                 MORGAN STANLEY FUNDS
                          STATEMENT OF CHANGES IN NET ASSETS
                       GOVERNMENT OBLIGATIONS MONEY MARKET FUND



                                                                                   SIX MONTHS ENDED
                                                                                  DECEMBER 31, 1996          YEAR ENDED
                                                                                        (UNAUDITED)       JUNE 30, 1996
                                                                                              (000)                (000)
----------------------------------------------------------------------------------------------------      -------------
Increase (Decrease) in Net Assets
Operations:
  Net Investment Income                                                                      $2,738              $4,114
  Net Realized Loss                                                                               -                 (99)
                                                                                      -------------       -------------
  Net Increase in Net Assets Resulting from Operations                                        2,738               4,015
                                                                                      -------------       -------------

Distributions:
  Net Investment Income                                                                      (2,738)             (4,114)
  Net Realized Gain                                                                               -                 (12)
                                                                                      -------------       -------------
  Net Decrease in Net Assets Resulting from Distributions                                    (2,738)             (4,126)
                                                                                      -------------       -------------

Capital Share Transactions (1):
   Subscribed                                                                               162,299           1,373,640
   Distributions Reinvested                                                                   1,763               3,511
   Redeemed                                                                                (193,224)         (1,298,567)
                                                                                      -------------       -------------
  Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions           (29,162)             78,584
                                                                                      -------------       -------------
  Total Increase (Decrease) in Net Assets                                                   (29,162)             78,473
Net Assets - Beginning of Period                                                            145,978              67,505
                                                                                      -------------       -------------
Net Assets - End of Period                                                                 $116,816            $145,978
                                                                                      -------------       -------------
                                                                                      -------------       -------------

------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
(1) Shares:
      Subscribed                                                                            162,299           1,373,640
      Distributions Reinvested                                                                1,763               3,511
      Redeemed                                                                             (193,224)         (1,298,567)
                                                                                      -------------       -------------
  Net Increase (Decrease) in Shares Outstanding                                             (29,162)             78,584
                                                                                      -------------       -------------
                                                                                      -------------       -------------

------------------------------------------------------------------------------------------------------------------------


                The accompanying notes are an integral part of the financial statements.

                                                  MORGAN STANLEY FUNDS

                                                  FINANCIAL HIGHLIGHTS


                                                  MONEY MARKET FUND


                                                     Six Month Ended
                                                    December 31, 1996            Year Ended        Year Ended         Year Ended
Selected Per Share Data and Ratios                        (Unaudited)         June 30, 1996     June 30, 1995      June 30, 1994
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                            $1.00                 $1.00             $1.00              $1.00
                                                    -----------------         -------------     -------------     --------------
Income From Investment Operations
     Net Investment Income                                     0.0224                0.0463            0.0446             0.0246
     Net Realized and Unrealized Gain (Loss)                        -               (0.0006)           0.0001                  -
                                                    -----------------         -------------     -------------     --------------
     Total From Investment Operations                          0.0224                0.0457            0.0447             0.0246
                                                    -----------------         -------------     -------------     --------------
Distribution:
     Net Investment Income                                    (0.0224)              (0.0463)          (0.0446)           (0.0246)
     Net Realized Gain                                              -                     -           (0.0001)                 -
                                                    -----------------         -------------     -------------     --------------

     Total Distributions                                      (0.0224)              (0.0463)          (0.0447)           (0.0246)
                                                    -----------------         -------------     -------------     --------------

Net Asset Value, End of Period                                  $1.00                 $1.00             $1.00              $1.00
                                                    -----------------         -------------     -------------     --------------
                                                    -----------------         -------------     -------------     --------------

Total Return                                                    2.26%                 4.72%             4.55%              2.49%
                                                    -----------------         -------------     -------------     --------------
                                                    -----------------         -------------     -------------     --------------

Ratios and Supplemental Data
Net Assets, End of Period (000's)                            $254,854              $170,973          $171,515           $176,599
Ratio of Expenses to Average Net Assets                         0.98% **              0.98%             0.98%              0.98%
Ratio of Net Investment Income  to Average
 Net Assets                                                     4.04% **              4.65%             4.45%              2.45%
--------------------------------------------------------------------------------------------------------------------------------
Ratios Before Expense Limitation:
     Expenses to Average Net Assets                             0.97% **              1.22%             1.18%              1.19%
     Net Investment Income to Average Net Assets                3.97% **              4.41%             4.25%              2.24%
--------------------------------------------------------------------------------------------------------------------------------
**   Annualized



                                                           Year Ended           Year Ended
Selected Per Share Data and Ratios                      June 30, 1993        June 30, 1992
------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                            $1.00                $1.00
                                                        -------------        -------------
Income From Investment Operations
     Net Investment Income                                     0.0243               0.0402
     Net Realized and Unrealized Gain (Loss)                   0.0001                    -
                                                        -------------        -------------
     Total From Investment Operations                          0.0244               0.0402
                                                        -------------        -------------
Distribution:
     Net Investment Income                                    (0.0243)             (0.0402)
     Net Realized Gain                                        (0.0001)                   -
                                                        -------------        -------------

     Total Distributions                                      (0.0244)             (0.0402)
                                                        -------------        -------------
Net Asset Value, End of Period                                  $1.00                $1.00
                                                        -------------        -------------
                                                        -------------        -------------
Total Return                                                    2.47%                4.11%
                                                        -------------        -------------
Ratios and Supplemental Data
Net Assets, End of Period (000's)                            $156,310             $190,034
Ratio of Expenses to Average Net Assets                         0.98%                0.98%
Ratio of Net Investment Income  to  Average
  Net Assets                                                    2.44%                3.97%
------------------------------------------------------------------------------------------
Ratios Before Expense Limitation:
     Expenses to Average Net Assets                             1.20%                1.27%
     Net Investment Income to Average Net Assets                2.22%                3.68%
------------------------------------------------------------------------------------------
**   Annualized


    The accompanying notes are an integral part of the financial statements.

                                       MORGAN STANLEY FUNDS

                                       FINANCIAL HIGHLIGHTS


                              GOVERNMENT OBLIGATIONS MONEY MARKET FUND

                                                              Six Month Ended
                                                            December 31, 1996             Year Ended             Year Ended
Selected Per Share Data and Ratios                                (Unaudited)          June 30, 1996          June 30, 1995
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                    $1.00                  $1.00                  $1.00
                                                                -------------          -------------          -------------
Income From Investment Operations
    Net Investment Income                                              0.0220                 0.0464                 0.0448
    Net Realized and Unrealized Gain (Loss)                                 -                (0.0011)                     -
                                                                -------------          -------------          -------------
    Total From Investment Operations                                   0.0220                 0.0453                 0.0448
                                                                -------------          -------------          -------------
Distribution:
    Net Investment Income                                             (0.0220)               (0.0464)               (0.0448)
    Net Realized Gains                                                      -                (0.0001)                     -

    Total Distributions                                               (0.0220)               (0.0465)               (0.0448)

Net Asset Value, End of Period                                          $1.00                  $1.00                  $1.00
                                                                -------------          -------------          -------------
                                                                -------------          -------------          -------------

Total Return                                                            2.20%                  4.72%                  4.58%
                                                                -------------          -------------          -------------
                                                                -------------          -------------          -------------
Ratios and Supplemental Data
Net Assets, End of Period (000's)                                    $116,816               $145,978                $67,505
Ratio of Expenses to Average Net Assets                                 0.95% **               0.95%                  0.95%
Ratio of Net Investment Income  to Average Net Assets                   4.57% **               4.68%                  4.61%
---------------------------------------------------------------------------------------------------------------------------
Ratios Before Expense Limitation:
    Expenses to Average Net Assets                                      1.10% **               1.24%                  1.12%
    Net Investment Income to Average Net Assets                         4.46% **               4.39%                  4.44%
---------------------------------------------------------------------------------------------------------------------------
*   Commencement of operations
**  Annualized



                                                                                                              For the Period
                                                                   Year Ended             Year Ended      March 12, 1992* to
Selected Per Share Data and Ratios                              June 30, 1994          June 30, 1993           June 30, 1992
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                    $1.00                  $1.00                   $1.00
                                                                -------------          -------------           -------------

Income From Investment Operations
    Net Investment Income                                              0.0243                 0.0246                  0.0094
    Net Realized and Unrealized Gain (Loss)                            0.0011                 0.0002                       -
                                                                -------------          -------------           -------------

    Total From Investment Operations                                   0.0254                 0.0248                  0.0094
                                                                -------------          -------------           -------------
Distribution:
    Net Investment Income                                             (0.0243)               (0.0246)                (0.0094)
    Net Realized Gains                                                (0.0011)               (0.0002)                      -

    Total Distributions                                               (0.0254)               (0.0248)                (0.0094)
                                                                -------------          -------------           -------------

Net Asset Value, End of Period                                          $1.00                  $1.00                   $1.00
                                                                -------------          -------------           -------------
                                                                -------------          -------------           -------------

Total Return                                                            2.45%                  2.51%                   0.94%
                                                                -------------          -------------           -------------
                                                                -------------          -------------           -------------

Ratios and Supplemental Data
Net Assets, End of Period (000's)                                    $102,551               $101,736                $269,627
Ratio of Expenses to Average Net Assets                                 0.95%                  0.95%                   0.95% **
Ratio of Net Investment Income  to Average Net Assets                   2.40%                  2.50%                   3.07% **
----------------------------------------------------------------------------------------------------------------------------
Ratios Before Expense Limitation:
    Expenses to Average Net Assets                                      1.22%                  1.19%                   1.29% **
    Net Investment Income to Average Net Assets                         2.13%                  2.26%                   2.73% **
----------------------------------------------------------------------------------------------------------------------------
*   Commencement of operations
**  Annualized

                                 MORGAN STANLEY FUNDS
                            NOTES TO FINANCIAL STATEMENTS
                            DECEMBER 31, 1996 (UNAUDITED)

Morgan Stanley Fund, Inc. (the "Fund") was incorporated under the laws of Maryland on August 14, 1992 and commenced operations on January 4, 1993. The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company which offers redeemable shares of diversified and non-diversified investment portfolios. As of December 31, 1996, the Fund had thirteen separate active investment portfolios: Morgan Stanley Global Equity Allocation Fund, Morgan Stanley Global Fixed Income Fund, Morgan Stanley Asian Growth Fund, Morgan Stanley American Value Fund, Morgan Stanley Worldwide High Income Fund, Morgan Stanley Latin American Fund, Morgan Stanley Emerging Markets Fund, Morgan Stanley Aggressive Equity Fund, Morgan Stanley U.S. Real Estate Fund, Morgan Stanley High Yield Fund, Morgan Stanley International Magnum Fund, Morgan Stanley Government Money Market Fund and Morgan Stanley Money Market Fund (referred to herein respectively as "Global Equity Allocation Fund", "Global Fixed Income Fund", "Asian Growth Fund", "American Value Fund", "Worldwide High Income Fund", "Latin American Fund", "Emerging Markets Fund", "Aggressive Equity Fund", "U.S. Real Estate Fund", "High Yield Fund", "International Magnum Fund", "Government Money Market Fund" and "Money Market Fund" individually a "Portfolio" and collectively as the "Portfolios").

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures on the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average of the mean between the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service which are based primarily on institutional size trading in similar groups of securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available, including restricted securities, are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be done by others.

2. TAXES: It is each portfolio's intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. A portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation as the income and/or capital gains is earned.

3. REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

    - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

    - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, the foreign currency portion of gain and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from forward foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in net unrealized currency gains (losses) for the period is reelected on the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibly lower level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Prior governmental approval for foreign investments may be required under certain circumstances in some countries, and the extent of foreign investment in domestic companies may be subject to limitations in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violation of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign" shares' market values may vary.

5. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: Each Portfolio may enter into forward foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A forward currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the forward rate and the change in market value is recorded by the Portfolio as realized gain or loss. The Portfolio records realized gains or losses when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of couterparties to meet the terms of their contracts but is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: Each portfolio may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place a month or more (not exceeding 120 days) after the date of the transaction. Additionally each portfolio may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the portfolio on such securities prior to delivery. When the portfolio enters into a purchase transaction on a when-issued or delayed basis, it establishes a segregated account in which it maintains liquid assets in an amount at least equal in value to the portfolio's commitments to purchase such securities. Purchasing securities on a forward commitment or when issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

7. ORGANIZATIONAL COSTS: The organizational costs of the Portfolios are being amortized on a straight line basis over a period of five years beginning with each portfolio's commencement of operations. Morgan Stanley Asset Management, Inc. has agreed that in the event any of it's initial shares in a Portfolio which comprised the Fund at it's inception are redeemed, the proceeds on redemption will be reduced by the pro-rata portion of any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the initial shares held at the same time of redemption.

8. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Distributions from the Portfolios are recorded on the ex-distribution date.

The amount and the character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatment for foreign currency transactions, net operating losses, foreign taxes on net realized gains, deductibility of interest expense on short sales and gains on certain securities of corporations designated as "passive foreign investment companies".

Permanent book and tax basis differences relating to shareholder distributions may result in reclassification among undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.

Permanent book and tax basis differences, if any, are not included in ending undistributed (distributions in excess of) net investment income for the purpose of calculating net investment income (loss) per share in the Financial Highlights.

B. ADVISER: Morgan Stanley Asset Management, Inc. (the "Adviser" or "MSAM"), a wholly owned subsidiary of Morgan Stanley Group, Inc. provides the Fund with investment advisory services at a fee paid quarterly and calculated at the annual rates of average daily net assets indicated below. The Adviser has agreed to reduce advisory fees payable to it and to reimburse the Portfolios, if necessary, if the annual operating expenses, as defined, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                       CLASS A             CLASS B AND CLASS C
                                       MAX. OPERATING      MAX. OPERATING
FUND                         ADVISORY FEE   EXPENSE RATIO       EXPENSE RATIO
-------------------------------------------------------------------------
Government Money Market 0.45%          1.24%                       N/A
Money Market            0.45%          1.22%                       N/A

C. ADMINISTRATOR: MSAM also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of each portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between MSAM and The Chase Manhattan Bank ("Chase"), through its affiliate Chase Global Funds Services Company ("CGFSC"), Chase provides certain administrative services to the Fund. Chase is compensated for such services by MSAM from the fee it receives from the Fund.

D. DISTRIBUTOR: Morgan Stanley & Co. Incorporated (the "Distributor"), a wholly-owned subsidiary of Morgan Stanley Group, Inc. and an affiliate of MSAM, serves as the distributor of the Fund and provides all classes of each portfolio with the distribution services pursuant to separate Distribution Plans in accordance with Rule 12b-1 under the Investment Company Act of 1940. The Distributor is entitled to receive from the Portfolios a distribution fee, which is accrued daily and paid quarterly, of up to 1.00% on an annualized basis, of the average daily net assets attributable to the Class B and Class C shares of each portfolio.

The Distributor may receive a contingent deferred sales charge for certain purchases of Class A, Class B and Class C shares of each portfolio redeemed with one to six years following such purchase.

E. CUSTODIANS: Morgan Stanley Trust Company ("MSTC"), a wholly owned subsidiary of Morgan Stanley Group, Inc., acts as custodian for the Fund's assets held outside the United States in accordance with a custodian agreement. Effective September 1, 1995, Chase replaced the United States Trust Company of New York as custodian for the Fund's domestic assets in accordance with a Custodian Agreement. Custodian fees are computed and payable monthly based on assets held, investment purchased and sales activity, an account maintenance fee, plus reimbursement for certain out-of-pocket expenses.

F. OTHER:

At December 31, 1996, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of each Portfolio were:
                                                           NET
                                                       APPRECIATION
                        COST      APPREC.   (DEPREC.) (DEPRECIATION)
FUND                         (000)     (000)     (000)         (000)
----------------------------------------------------------------
Government Money Market 116,966          -         -          -
Money Market            254,283          -         -          -

                                        PART C


                              Morgan Stanley Fund, Inc.
                                  Other Information

ITEM 24.    FINANCIAL STATEMENTS AND EXHIBITS

  (1)  FINANCIAL STATEMENTS (included in Part A)

       Audited financial highlights for the Morgan Stanley Global Equity Allocation, Morgan Stanley Global Fixed Income, Morgan Stanley Asian Growth, Morgan Stanley American Value, Morgan Stanley Worldwide High Income, Morgan Stanley Latin American, Morgan Stanley Emerging
       Markets, Morgan Stanley Aggressive Equity, Morgan Stanley U.S. Real Estate and Morgan Stanley High Yield Funds for the fiscal year ended June 30, 1996, are included in the prospectuses of the foregoing portfolios which were filed with the SEC as set forth in Part A and are incorporated herein by reference. As of June 30, 1996, the Morgan Stanley Government Obligations Money Market, Morgan Stanley Tax-Free Money Market, Morgan Stanley European Equity, Morgan Stanley Growth and Income, Morgan Stanley International Magnum, Morgan Stanley Japanese Equity, Morgan Stanley Value, Morgan Stanley Equity Growth, Morgan Stanley Global Equity, Morgan Stanley Aggressive Equity, Morgan Stanley U.S. Real Estate, Morgan Stanley High Yield, Morgan Stanley Emerging Markets Debt and Morgan Stanley Mid Cap Growth Funds had not yet commenced operations. Accordingly, no audited financial highlights for these Funds are included in the prospectus relating to such Funds.

       Audited financial highlights for the PCS Money Market Portfolio and PCS Government Obligations Money Market Portfolio, portfolios of PCS Cash Fund, Inc., for the fiscal year ended June 30, 1996, are included in the prospectus of the foregoing portfolios which were filed with the SEC as set forth in Part A and are incorporated herein by reference. The PCS Money Market Portfolio is the predecessor to the Morgan Stanley Money Market Fund and the PCS Government Obligations Money Market Portfolio is the predecessor portfolio to the Morgan Stanley Government Obligations Money Market Fund.

       The Registrant's unaudited financial highlights for the Morgan Stanley International Magnum Fund for the period ended November 30, 1996 are included in the supplement to the prospectus of the International Magnum Fund which was filed with the SEC as set forth in Part A and are incorporated herein by reference.

       The Registrant's unaudited financial highlights for the Morgan Stanley Money Market and Morgan Stanley Government Obligations Money Market Funds for the period ended December 31, 1996 are included in the supplement to the prospectus of the Morgan Stanley Money Market and Morgan Stanley Government Obligations Money Market Funds filed herewith.

  (2)  FINANCIAL STATEMENTS (included in Part B)

       The registrant's audited financial statements for the Morgan Stanley Global Equity Allocation, Morgan Stanley Global Fixed Income, Morgan Stanley Asian Growth, Morgan Stanley American Value, Morgan Stanley Worldwide High Income, Morgan Stanley Latin American and Morgan Stanley Emerging Markets, Morgan Stanley Aggressive Equity, Morgan Stanley U.S. Real Estate and Morgan Stanley High Yield Funds, respectively, for the fiscal year ended June 30, 1996, including Price Waterhouse LLP's report thereon, are incorporated by reference into Part B (the Statement of Additional Information) and are part of the Registrant's June 30, 1996 Annual Report to Shareholders. The financial statements incorporated by reference into Part B are:

       1.     Statements of Net Assets
       2.     Statements of Operations
       3.     Statements of Changes in Net Assets
       4.     Financial Highlights
       5.     Notes to Financial Statements
       6.     Report of Independent Accountants

       As of June 30, 1996, the Morgan Stanley Money Market, Morgan Stanley Government Obligations Money Market, Morgan Stanley Tax-Free Money Market, Morgan Stanley European Equity, Morgan Stanley Growth and Income, Morgan Stanley International Magnum, Morgan Stanley Japanese Equity, Morgan Stanley Value, Morgan Stanley Equity Growth, Morgan Stanley Mid Cap Growth, Morgan Stanley Global Equity and Morgan Stanley Emerging Markets Debt Funds had not yet commenced operations. Accordingly, no audited financial statements are filed for these Funds at this time.

       PCS Cash Fund Inc.'s audited financial statements for the PCS Money Market and PCS Government Obligations Money Market Portfolios, for the fiscal year ended June 30, 1996 are incorporated by reference into Part B (the Statement of Additional Information) and are a part of the PCS Cash Fund, Inc.'s June 30, 1996 Annual Report to Shareholders. The financial statements incorporated by reference into Part B are:

       1.     Statement of Net Assets
       2.     Statements of Operations
       3.     Statements of Changes in Net Assets
       4.     Financial Highlights
       5.     Notes to Financial Statements
       6.     Report of Independent Accountants

       The Registrant's unaudited financial statements for the Morgan Stanley International Magnum Fund for the period ended November 30, 1996 are included in Part B (the Statement of Additional Information).
       Included in such financial statements are the following:

       1.     Portfolio of Investments as of November 30, 1996
       2. Statement of Assets and Liabilities for the period ended November 30, 1996
       3.     Statement of Operations for the period ended November 30, 1996
       4. Statement of Changes in Net Assets for the period ended November 30, 1996
       5.     Financial Highlights for the period ended November 30, 1996
       6.     Notes to Financial Statements

       The Registrant's unaudited financial statements for the Morgan Stanley Money Market and Morgan Stanley Government Obligations Money Market Funds for the period ended December 31, 1996 are included in Part B (the Statement of Additional Information). This Post-Effective Amendment No. 19 is filed to comply with the Registrant's undertaking to file a Post-Effective Amendment containing reasonably current financial statements, which need not be certified, within four to six months of its effective date or commencement of operations, whichever is later. Included in such financial statements are the following:

       1.     Portfolio of Investments as of December 31, 1996
       2. Statement of Assets and Liabilities for the period ended December 31, 1996
       3.     Statement of Operations for the period ended December 31, 1996
       4. Statement of Changes in Net Assets for the period ended December 31, 1996
       5.     Financial Highlights for the period ended December 31, 1996
       6.     Notes to Financial Statements

  (B)  EXHIBITS

  1    (a)  Articles of Amendment and Restatement are incorporated by reference to Post Effective Amendment No. 10 to the Registrant's
            Registration Statement on Form N-1A (File Nos. 33- 51294 and
            811-7140), as filed with the SEC via EDGAR on October 4, 1995.

       (b) Articles Supplementary (adding Registrant's High Yield, U.S. Real Estate and Japanese Equity Funds) to the Amended and Restated Articles of Incorporation are incorporated by reference to Post-Effective Amendment No. 16 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on October 18, 1996.

       (c) Articles Supplementary (adding Registrant's Government Obligations Money Market and Tax-Free Money Market Funds)to the Amended and Restated Articles of Incorporation are incorporated by reference to Post-Effective Amendment No. 16 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on October 18, 1996.

       (d) Articles Supplementary (adding Registrant's Global Equity, Emerging Markets Debt, Mid Cap Growth, Equity Growth and Value Funds) to the Amended and Restated Articles of Incorporation are incorporated by reference to Post-Effective Amendment No. 18 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on December 31, 1996.

  2 Amended and Restated By-laws are incorporated by reference to Post-Effective Amendment No. 10 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on October 4, 1995.

  3    Not applicable.

  4 Registrant's Forms of Specimen Securities were previously filed and are incorporated herein by reference.

  5    (a)  Investment Advisory Agreement between Registrant and Morgan
            Stanley Asset Management Inc. with respect to the Morgan
            Stanley Money Market Fund, the Morgan Stanley Global Fixed
            Income Fund and the Morgan Stanley Global Equity Allocation
            Fund is incorporated by reference to Post-Effective Amendment
            No. 10 to the Registrant's Registration Statement on Form N-1A
            (File Nos. 33-51294 and 811-7140), as filed with the SEC via
            EDGAR on October 4, 1995.

       (b) Investment Advisory Agreement between Registrant and Miller Anderson & Sherrerd, LLP with respect to the Morgan Stanley Mid Cap Growth Fund and the Morgan Stanley Value Fund is incorporated by reference to Post-Effective Amendment No. 18 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on December 31, 1996.

       (c) Amended Schedule A and Supplement to Investment Advisory Agreement between Registrant and Morgan Stanley Asset Management Inc. (adding Registrant's Asian Growth Fund and Small Cap Value Equity Fund (currently the American Value
            Fund)) is incorporated by reference to Post-Effective Amendment No. 10 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on October 4, 1995.

       (d) Supplement to Investment Advisory Agreement between the Registrant and Morgan Stanley Asset Management Inc. (adding Registrant's Worldwide High Income Fund) is incorporated by reference to Post-Effective Amendment No. 10 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on October 4, 1995.

       (e) Supplement to Investment Advisory Agreement between the Registrant and Morgan Stanley Asset Management Inc. (adding Registrant's Growth and Income Fund, European Equity Fund, Latin American Fund and Emerging Markets Fund) is incorporated by reference to Post-Effective Amendment No. 10 to the Registrant's

            Registration Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on October 4, 1995.

       (f) Supplement to Investment Advisory Agreement between the Registrant and Morgan Stanley Asset Management Inc. (adding Registrant's Aggressive Equity Fund) is incorporated by reference to Post-Effective Amendment No. 10 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on October 4, 1995.

       (g) Form of Supplement to Investment Advisory Agreement between the Registrant and Morgan Stanley Asset Management Inc. (adding Registrant's International Magnum, Japanese Equity, U.S. Real Estate and High Yield Funds) is incorporated by reference to Post-Effective Amendment No. 15 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on September 23, 1996.

       (h) Supplements to Investment Advisory Agreement between the Registrant and Morgan Stanley Asset Management Inc. (adding Registrant's U.S. Real Estate and High Yield Funds) are incorporated by reference to Post-Effective Amendment No. 16 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on October 18, 1996.

       (i) Form of Supplement to Investment Advisory Agreement between the Registrant and Morgan Stanley Asset Management Inc. (adding Registrant's Tax-Free Money Market Fund) is incorporated by reference to Post-Effective Amendment No. 14 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on July 9, 1996.

       (j) Supplements to Investment Advisory Agreement between the Registrant and Morgan Stanley Asset Management Inc. (adding Registrant's Government Obligations and Money Market Funds) are incorporated by reference to Post-Effective Amendment No. 16 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on October 18, 1996.

       (k) Supplements to Investment Advisory Agreement between the Registrant and Morgan Stanley Asset Management, Inc. (adding Registrant's Global Equity, Emerging Markets Debt and Equity Growth Funds) are incorporated by reference to Post-Effective Amendment No. 18 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on December 31, 1996.


  6 Distribution Agreement between Registrant and Van Kampen American Capital Distributors, Inc. is incorporated by reference to Post-Effective Amendment No. 18 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on December 31, 1996.


  7    Not applicable.

  8    (a)  Registrant's Mutual Fund Custody Agreement with the Chase
            Manhattan Bank, N.A. dated March 11, 1994 is incorporated by reference to Post-Effective Amendment No. 11 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-
            51294 and 811-7140), as filed with the SEC via EDGAR on October
            30, 1995.

       (b)  Registrant's Custody Agreement (Global) with Morgan Stanley
            Trust Company dated January 4, 1993 is incorporated by reference to Post-Effective Amendment No. 11 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as amended, as filed with the SEC via EDGAR on October 30, 1995.

       (c) Registrant's Custody Agreement with PNC Bank, N.A. (with respect to the Money Market Funds) is incorporated by reference to Post-Effective Amendment No. 16 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on October 18, 1996.

  9    (a)  Administration Agreement between Registrant and Morgan Stanley
            Asset Management Inc. (the "MSAM Administration Agreement") is incorporated by reference to Post-Effective Amendment No. 11 to the Registrant's Registration Statement on Form N-1A (File Nos.
            33-51294 and 811-7140), as filed with the SEC via EDGAR on October 30, 1995 and as amended by Addendum to such Agreement incorporated by reference to Post-Effective Amendment No. 16 to the Registrant's Registration Statement on Form N-1A (File Nos.
            33-51294 and 811-7140), as filed with the SEC via EDGAR on October 18, 1996.

       (b) Administration Agreement between Registrant and Miller Anderson & Sherrerd, LLP (the "MAS Administration Agreement") is incorporated by reference to Post-Effective Amendment No. 18 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on December 31, 1996.


       (c) Sub-Administration Agreement between Morgan Stanley Asset Management Inc. and The Chase Manhattan Bank is incorporated by reference to Post-Effective Amendment No. 18 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on December 31, 1996.


       (d) Sub-Administration Agreement between Miller Anderson & Sherrerd, LLP and The Chase Manhattan Bank is incorporated by reference to Post-Effective Amendment No. 18 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on December 31, 1996.

       (e) Amended Schedule A and Amended Administration Agreement between Registrant and Morgan Stanley Asset Management Inc. with respect to the Morgan Stanley Asian

            Growth Fund and Morgan Stanley Small Cap Value Equity Fund (currently the Morgan Stanley American Value Fund) is incorporated by reference to Post-Effective Amendment No. 11 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on October 30, 1995.

       (f) Sub-Transfer Agent Agreement among Morgan Stanley Asset Management Inc., Chase Global Funds Services Company and PFPC, Inc. is incorporated by reference to Post-Effective Amendment No. 16 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on October 18, 1996.

       (g) Sub-Transfer Agent Agreement between Morgan Stanley Asset Management Inc. and ACCESS Investor Services, Inc. is incorporated by reference to Post-Effective Amendment No. 18 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on December 31, 1996.


       (h) Sub-Transfer Agent Agreement between Miller Anderson & Sherrerd, LLP and ACCESS Investor Services, Inc. is incorporated by reference to Post-Effective Amendment No. 18 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on December 31, 1996.

  10 Opinion of Counsel is incorporated by reference to Post-Effective Amendment No. 11 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on October 30, 1995.

  11   (a)  Consent of Price Waterhouse LLP, Independent Accountants is
            incorporated by reference to Post-Effective Amendment No. 18 to the Registrant's Registration Statement on Form N-1A (File Nos.
            33-51294 and 811-7140), as filed with the SEC via EDGAR on December 31, 1996.

       (b) Consent of Coopers & Lybrand L.L.P., Independent Accountants is incorporated by reference to Post-Effective Amendment No. 18 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on December 31, 1996.

  12   Not applicable.

  13 Purchase Agreement is incorporated by reference to Post-Effective Amendment No. 11 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on October 30, 1995.

  14   Not applicable.

  15   (a)  Amended and Restated Plan of Distribution Pursuant to Rule 12b-1
            for shares of the Morgan Stanley Money Market Fund ("Money Market
            Plan") is incorporated by reference to Post-Effective Amendment
            No. 18 to the Registrant's Registration Statement on Form N-1A
            (File Nos. 33-51294 and 811-7140), as filed with the SEC via
            EDGAR on December 31, 1996. The following Rule 12b-1 distribution plans have been omitted because they are substantially identical to the Money Market Plan and differ from the Money Market Plan only in references to the Investment Fund to which the plan relates: Morgan Stanley Government Obligations Money Market Fund.

       (b) Form of Plan of Distribution Pursuant to Rule 12b-1 for shares of the Morgan Stanley Tax-Free Money Market Fund is incorporated by reference to Post-Effective Amendment No. 18 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on December 31, 1996.

       (c) Form of Plan of Distribution Pursuant to Rule 12b-1 for Class A Shares (the "Class A Plan") of the Morgan Stanley Global Fixed Income Fund is incorporated by reference to Post-Effective Amendment No. 18 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on December 31, 1996. The following plans have been omitted because they are substantially identical to the Class A Plan and differ from the Class A Plan only in references to the Investment Fund to which the plan relates: Morgan Stanley Asian Growth Fund, Morgan Stanley Small Cap Value Equity Fund (currently the Morgan Stanley American Value Fund), Morgan Stanley Worldwide High Income Fund, Morgan Stanley Emerging Markets Fund, Morgan Stanley Latin American Fund, Morgan Stanley Global Equity Allocation Fund, Morgan Stanley High Yield Fund, Morgan Stanley U.S. Real Estate Fund, Morgan Stanley International Magnum Fund, Morgan Stanley Aggressive Equity Fund.

       (d) Form of Plan of Distribution Pursuant to Rule 12b-1 for Class A Shares (the "Class A Plan") of the Morgan Stanley Japanese Equity Equity Fund is incorporated by reference to Post-Effective
            Amendment No. 18 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on December 31, 1996. The following plans have been omitted because they are substantially identical to the Class A Plan and differ from the Class A Plan only in references to the Investment Fund to which the plan relates: Morgan Stanley European Equity Fund, Morgan Stanley Growth and Income Fund.

       (e) Plan of Distribution Pursuant to Rule 12b-1 for Class A Shares (the "Class A Plan") of the Morgan Stanley Global Equity Fund is incorporated by reference to Post-Effective Amendment No. 18 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on December 31, 1996. The following plans have been omitted because they are substantially identical to the Class A Plan and differ from the Class A Plan only in references to the Investment Fund to which the plan relates: Morgan Stanley Emerging Markets Debt Fund, Morgan Stanley Mid Cap Growth Fund, Morgan Stanley Equity Growth Fund, Morgan Stanley Value Fund.

       (f) Amended and Restated Plan of Distribution Pursuant to Rule 12b-1 for Class B and Class C shares (the "Class B and Class C Plan") relating to the Morgan Stanley Global Fixed Income Fund, Morgan Stanley Asian Growth Fund, Morgan Stanley Small Cap Value Equity Fund (currently the Morgan Stanley American Value Fund), Morgan Stanley Worldwide High Income Fund, Morgan Stanley Emerging Markets Fund, Morgan Stanley Latin American Fund, Morgan Stanley Global Equity Allocation Fund, Morgan Stanley High Yield Fund, Morgan Stanley U.S. Real Estate Fund, Morgan Stanley International Magnum Fund and Morgan Stanley Aggressive Equity Fund is incorporated by reference to Post-Effective Amendment No. 18 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on December 31, 1996.

       (g) Form of Plan of Distribution Pursuant to Rule 12b-1 for Class B and Class C shares (the "Class B and Class C Plan") relating to the Morgan Stanley Japanese Equity Fund, Morgan Stanley European Equity Fund and Morgan Stanley Growth and Income Fund is incorporated by reference to Post-Effective Amendment No. 18 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on December 31, 1996.

 16 Schedules of Computation of Performance Information is incorporated by reference to Post-Effective Amendment No. 11 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-51294 and 811-
       7140), as filed with the SEC via EDGAR on October 30, 1995.

 18 Registrant's Rule 18f-3 Multiple Class Plan is incorporated by reference to Post-Effective Amendment No. 18 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on December 31, 1996.

 24 Powers of Attorney are incorporated by reference to Post-Effective Amendment No. 10 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on October 4, 1995.

 27    (a)  Financial data schedules for the fiscal year ended June 30, 1996 are filed herewith.

       (b) Financial Data Schedules for the period ended November 30, 1996 for the Morgan Stanley International Magnum Fund are filed herewith.

       (c) Financial Data Schedules for the period ended December 31, 1996 for the Morgan Stanley Money Market and Morgan Stanley Government Obligations Money Market Funds are filed herewith.

ITEM 25.    PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

       No person is controlled by or under common control with the Registrant.

ITEM 26.    NUMBER OF HOLDERS OF SECURITIES

       The following information is given as of March 14, 1997.


                                                                     Number of
       Title of Class                                             Record Holders
       --------------                                            ---------------

       Morgan Stanley Global Equity Allocation Fund-Class A.....           4,278
       Morgan Stanley Global Equity Allocation Fund-Class B.....           2,443

       Morgan Stanley Global Equity Allocation Fund-Class C....            5,141
       Morgan Stanley Global Fixed Income Fund-Class A.........              333
       Morgan Stanley Global Fixed Income Fund-Class B.........               67
       Morgan Stanley Global Fixed Income Fund-Class C.........              202
       Morgan Stanley Asian Growth Fund-Class A................           18,279
       Morgan Stanley Asian Growth Fund-Class B................            7,061
       Morgan Stanley Asian Growth Fund-Class C................           12,276
       Morgan Stanley Emerging Markets Fund-Class A............            4,482
       Morgan Stanley Emerging Markets Fund-Class B............            2,044
       Morgan Stanley Emerging Markets Fund-Class C............            3,812
       Morgan Stanley Latin American Fund-Class A..............            1,973
       Morgan Stanley Latin American Fund-Class B..............              431
       Morgan Stanley Latin American Fund-Class C..............              837
       Morgan Stanley European Equity Fund-Class A.............                0
       Morgan Stanley European Equity Fund-Class B.............                0
       Morgan Stanley European Equity Fund-Class C.............                0
       Morgan Stanley American Value Fund-Class A..............            1,300
       Morgan Stanley American Value Fund-Class B..............              350
       Morgan Stanley American Value Fund-Class C..............            1,509
       Morgan Stanley Worldwide High Income Fund-Class A.......            2,169
       Morgan Stanley Worldwide High Income Fund-Class B.......            2,868
       Morgan Stanley Worldwide High Income Fund-Class C.......            1,763
       Morgan Stanley Aggressive Equity Fund-Class A...........              801
       Morgan Stanley Aggressive Equity Fund-Class B...........              818
       Morgan Stanley Aggressive Equity Fund-Class C...........              386
       Morgan Stanley Growth and Income Fund-Class A...........                0
       Morgan Stanley Growth and Income Fund-Class B...........                0
       Morgan Stanley Growth and Income Fund-Class C...........                0
       Morgan Stanley High Yield Fund-Class A..................               57
       Morgan Stanley High Yield Fund-Class B..................              152
       Morgan Stanley High Yield Fund-Class C..................               75
       Morgan Stanley U.S. Real Estate Fund-Class A............              354
       Morgan Stanley U.S. Real Estate Fund-Class B............              285
       Morgan Stanley U.S. Real Estate Fund-Class C............              126
       Morgan Stanley International Magnum Fund-Class A........              374
       Morgan Stanley International Magnum Fund-Class B........              374
       Morgan Stanley International Magnum Fund-Class C........              136
       Morgan Stanley Japanese Equity Fund-Class A.............                0
       Morgan Stanley Japanese Equity Fund-Class B.............                0
       Morgan Stanley Japanese Equity Fund-Class C.............                0
       Morgan Stanley Money Market Fund........................               32
       Morgan Stanley Government Obligations Money Market Fund.                7
       Morgan Stanley Tax-Free Money Market Fund...............                0
       Morgan Stanley Value Fund - Class A.....................                0
       Morgan Stanley Value Fund - Class B.....................                0
       Morgan Stanley Value Fund - Class C.....................                0
       Morgan Stanley Equity Growth Fund - Class A.............                0
       Morgan Stanley Equity Growth Fund - Class B.............                0
       Morgan Stanley Equity Growth Fund - Class C.............                0
       Morgan Stanley Global Equity Fund - Class A.............                0
       Morgan Stanley Global Equity Fund - Class B.............                0
       Morgan Stanley Global Equity Fund - Class C.............                0
       Morgan Stanley Emerging Markets Debt - Class A..........                0
       Morgan Stanley Emerging Markets Debt - Class B..........                0
       Morgan Stanley Emerging Markets Debt - Class C..........                0


ITEM 27.  INDEMNIFICATION

          Reference is made to Article SEVEN of the Registrant's Articles of Incorporation. Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission (the "Commission") such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

          Reference is made to the caption "Management of the Fund--Investment Adviser" in the Prospectus constituting Part A of this Registration Statement and "Management of the Fund" in Part B of this Registration Statement.

          Listed below are the officers and Directors of Morgan Stanley Asset Management Inc. ("MSAM"). The information as to any other business, profession, vocation, or employment of a substantial nature engaged in by the Chairman, President and Directors during the past two fiscal years, is incorporated by reference to Schedules A and D of Form ADV filed by MSAM pursuant to the Advisers Act (SEC File No. 801-15757).

DIRECTORS

James M. Allwin                   Director
Barton M. Biggs                   Director
Gordon S. Gray                    Director
Peter A. Nadosy                   Director
Dennis G. Sherva                  Director


OFFICERS

Barton M. Biggs                   Chairman
                                  Managing Director
Peter A. Nadosy                   Vice Chairman
                                  Managing Director
James M. Allwin                   President
                                  Managing Director
John R. Alkire                    Managing Director (MSAM) - Toyko
P. Dominic Caldecott              Managing Director (MSAM) - UK
A. Macdonald Caputo               Managing Director
Ean Wah Chin                      Managing Director (MSAM) -
                                   Singapore
Garry B. Crowder                  Managing Director
Madhav Dhar                       Managing Director
Kurt A. Feuerman                  Managing Director
Paul B. Ghaffari                  Managing Director
Gordon S. Gray                    Managing Director
Marianne Laing Hay                Managing Director
Gary D. Latainer                  Managing Director
Mahmoud A. Mamdani                Managing Director
Robert L. Meyer                   Managing Director
Russell C. Platt                  Managing Director
Robert A. Sargent                 Managing Director (MSAM) - UK
Bidyut C. Sen                     Managing Director
Vinod R. Sethi                    Managing Director
Dennis G. Sherva                  Managing Director
James L. Tanner                   Managing Director (MSAM) - UK
Richard G. Woolworth, Jr.         Managing Director
Debra M. Aaron                    Principal
Warren Ackerman III               Principal
Robert E. Angevine                Principal
Suzanne S. Akers                  Principal
Gerald P. Barth-Wehrenaip         Principal
Theodore R. Bigman                Principal
Francine J. Bovich                Principal
Stuart J. M. Breslow              Principal
Andrew C. Brown                   Principal (MSAM) - UK
Jeffrey P. Brown                  Principal
Frances Campion                   Principal (MSAM) - UK
Terence P. Carmichael             Principal
Arthur Certosimo                  Principal

Stephen C. Cordy                  Principal
Jacqueline A. Day                 Principal (MSAM) - UK
Raye L. Dube                      Principal
Abigail Jones Feder               Principal
Eugene Flood, Jr.                 Principal
Thomas C. Frame                   Principal
James Wayne Grisham               Principal
Perry E. Hall II                  Principal
Ruth A. Hughes-Guden              Principal
Margaret Kinsley Johnson          Principal
Michael F. Klein                  Principal
Michael B. Kushma                 Principal
Khoon-Min Lim                     Principal
Marianne J. Lippmann              Principal
Yvonne Longley                    Principal (MSAM) - UK
Andrew Mack                       Principal (MSAM) - UK
Gary J. Mangino                   Principal
Jeffrey Margolis                  Principal
M. Paul Martin                    Principal
Walter Maynard, Jr.               Principal
Margaret P. Naylor                Principal (MSAM) - UK
Yoshiro Okawa                     Principal (MSAM) - Tokyo
Warren Olsen                      Principal
Christopher G. Petrow             Principal
Narayan Ramachandran              Principal
Gail Hunt Reeke                   Principal
Christine I. Reilly               Principal
Stefano Russo                     Principal (MSAM) - Milan
Bruce R. Sandberg                 Principal
Kiat Seng Seah                    Principal (MSAM) - Singapore
Stephen C. Sexauer                Principal
Robert M. Smith                   Principal
Kunihiko Sugio                    Principal (MSAM) - Tokyo
Ann D. Thivierge                  Principal
Philip W. Winters                 Principal
Alford E. Zick, Jr.               Principal
Maryann Savadelis Agre            Vice President
Peter Aliprantis                  Vice President
Jeffrey Alvino                    Vice President
Alistair Anderson                 Vice President
William S. Auslander              Vice President
Kimberly L. Austin                Vice President
Marshall T. Bassett               Vice President
Christopher Blair                 Vice President
Richard Boon                      Vice President
Geraldine Boyle                   Vice President
Paul Boyne                        Vice President
L. Kenneth Brooks                 Vice President
Jonathan Paul Buckeridge          Vice President (MSAM) - Melbourne
Carl Kuo-Wei Chien                Vice President (MSAM) - Hong Kong
Lori A. Cohane                    Vice President
James Colmenares                  Vice President
Kate Cornish-Bowden               Vice President (MSAM) - UK
Nikhil Dhaon                      Vice President
Christine H. du Bois              Vice President
Richard S. Farden                 Vice President
Daniel E. Fox                     Vice President
Karen T. Frost                    Vice President (MSAM) - UK
Lisa Gallo                        Vice President
Josephine M. Glass                Vice President
Charles A. Golden                 Vice President
Dimitri Goulandris                Vice President
James A. Grasselino               Vice President

Kenneth John Greig                Vice President (MSAM) - UK
Maureen A. Grover                 Vice President
Michael Hewett                    Vice President
Kenneth R. Holley                 Vice President
Holly D. Hopps                    Vice President
Etsuko Fuseya Jennings            Vice President
Donald B. Johnston                Vice President
Jaideep Khanna                    Vice President
Peter L. Kirby                    Vice President
George Koshy                      Vice President
Paul Koske                        Vice President
Daniel R. Lascano                 Vice President
Arthur J. Lev                     Vice President
Valerie Y. Lewis                  Vice President
Jane Likins                       Vice President (MSAM) - UK
William David Lock                Vice President (MSAM) - UK
Gordon W. Loery                   Vice President
Paula J. Morgan                   Vice President (MSAM) - UK
Nancy Morton                      Vice President
Clare K. Mutone                   Vice President
Terumi Nagata                     Vice President (MSAM) - Tokyo
Bradley Okita                     Vice President
Martin O. Pearce                  Vice President (MSAM) - UK
Alexander A. Pena                 Vice President
Anthony J. Pesce                  Vice President
David J. Polansky                 Vice President
Karen Post                        Vice President
Akash Prakash                     Vice President (MSAM) - Muabai
Gregg A. Robinson                 Vice President
Gerald D. Rubin                   Vice President
Donald P. Ryan                    Vice President
Neil Siegel                       Vice President
Ashutosh Sinha                    Vice President
Andy B. Skov                      Vice President
Michael James Smith               Vice President (MSAM) - UK
Kim I. Spellman                   Vice President
Joseph P. Stadler                 Vice President
Christian K. Stadlinger           Vice President
Catherine Steinhardt              Vice President
Ram K. Sundaram                   Vice President
Keiko Tamaki-Kuroda               Vice President
Shunso Tatsumi                    Vice President
Louise Teeple                     Vice President
Joseph Y.S. Tern                  Vice President (MSAM) Singapore
Landon Thomas                     Vice President
Richard Boon Hwee Toh             Vice President (MSAM) Singapore
K.N. Vaidyanathan                 Vice President (MSAM) Muabai
Dennis J. Walsh                   Vice President
Jacob Walthour                    Vice President
Kevin V. Wasp                     Vice President
Patricia Woo                      Vice President
Harold J. Schaaff, Jr.            Principal
                                  General Counsel and Secretary
Eileen K. Murray                  Treasurer
Madeline D. Barkhorn              Assistant Secretary
Charlene R. Herzer                Assistant Secretary

          In addition, MSAM acts as investment adviser to the following registered investment companies: American Advantage International Equity Fund; The Brazilian Investment Fund, Inc.; The Enterprise Group of Funds, Inc.
- Tax-Exempt Income Portfolio; Fortis Series Fund, Inc. - Global Asset Allocation Series; Fountain Square International Equity Fund; General American Capital Company; The Latin American Discovery Fund, Inc.; certain portfolios of The Legends Fund, Inc.; The Malaysia Fund, Inc.; Morgan Stanley Africa Investment Fund, Inc.; Morgan Stanley Asia-Pacific Fund, Inc.; Morgan Stanley Emerging Markets Debt Fund, Inc.; Morgan Stanley Emerging Markets Fund, Inc.; Morgan Stanley European Emerging Markets Fund, Inc.; all funds of the Morgan Stanley Fund, Inc.; Morgan Stanley Global Opportunity Bond Fund, Inc.; The Morgan Stanley High Yield Fund, Inc.; Morgan Stanley India Investment Fund, Inc.; Morgan Stanley Institutional Fund, Inc.; The Pakistan Investment Fund, Inc.; PCS Cash Fund, Inc.; Principal Aggressive Growth Fund, Inc.; Principal Asset Allocation Fund, Inc.; certain portfolios of Sun America Series Trust; SEI Institutional Managed Trust - Balanced Portfolio; The Thai Fund, Inc. and The Turkish Investment Fund, Inc.

ITEM 29.  PRINCIPAL UNDERWRITERS

          Morgan Stanley & Co. Incorporated ("MS&Co.") is distributor for Morgan Stanley Institutional Fund, Inc., Morgan Stanley Fund, Inc., and PCS Cash Fund, Inc. The information required by this Item 29 with respect to each Director and officer of MS&Co. is incorporated by reference to Schedule A of Form BD filed by MS&Co. pursuant to the Securities and Exchange Act of 1934 (SEC File No. 8-15869).

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

          The books, accounts and other documents required by Section 31(a) under the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained in the physical possession of the Registrant; Registrant's Transfer Agent and Sub-Administrator, Chase Global Funds Services Company, 73 Tremont Street, P.O. Box 2798, Boston, Massachusetts 02208-2798; Registrant's Sub-Transfer Agent, PFPC, Inc. 400 Bellevue Parkway, Wilmington, Delaware 19809; and the Registrant's custodian banks, including sub-custodians.

ITEM 31.  MANAGEMENT SERVICES

          Morgan Stanley Asset Management Inc. ("MSAM") has entered into a Chase Administration Agreement with The Chase Manhattan Bank, N.A. ("Chase"), successor in interest to United States Trust Company of New York (which is incorporated herein by reference to Exhibit No. 9(b) to Pre-Effective Amendment No. 2 to Registrant's Registration Statement) pursuant to which Chase will provide the following services to the Registrant: (i) managing, administering and conducting the general business activities of the Registrant, other than those which are contracted to third parties; (ii) providing personnel and facilities to perform the foregoing; (iii) accounting services, including the preparation of statements and reports; (iv) transfer agent services, including processing correspondence from shareholders, recording transfers, issuing stock certificates and handling checks; (v) handling dividends and distributions, including disbursing, withholding and tax reporting; and (vi) providing office facilities, statistical and research data, office supplies and assisting the Registrant to comply with regulatory developments.

ITEM 32.  UNDERTAKINGS


          1. Registrant undertakes to file a post-effective amendment containing reasonably current financial statements, which need not be certified, for the Morgan Stanley Japanese Equity Fund, Morgan Stanley Growth and Income Fund, Morgan Stanley European Equity Fund, Morgan Stanley Tax-Free Money Market Fund, Morgan Stanley Value Fund, Morgan Stanley Equity Growth Fund, Morgan Stanley Global Equity Fund, Morgan Stanley Emerging Markets Debt Fund, and Morgan Stanley Mid Cap Growth Fund within four to six months of their effective date or the commencement of operations of each such Investment Fund, whichever is later.


          2. Registrant hereby undertakes that whenever a Shareholder or Shareholders who meet the requirements of Section 16(c) of the 1940 Act inform the Board of Directors of his or their desire to communicate with other Shareholders of the Fund, the Directors will inform such Shareholder(s) as to the approximate number of Shareholders of record and the approximate costs of mailing or afford said Shareholders access to a list of Shareholders.

          3. Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's annual report to shareholders, upon request and without charge.

                                      SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 27th day of March, 1997.


                                       MORGAN STANLEY FUND, INC.

                                       By:   /s/ Warren J. Olsen
                                            ----------------------
                                            Warren J. Olsen
                                            President and Director


          Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                          Title                   Date


/s/ Warren J. Olsen                Director, President     March 27, 1997
-----------------------------      (Principal Executive    --------------
Warren J. Olsen                    Officer)


*/s/ Barton M. Biggs               Director (Chairman)     March 27, 1997
------------------------------                             --------------
Barton M. Biggs

*/s/ Fergus Reid                   Director                March 27, 1997
-----------------------------                              --------------
Fergus Reid

*/s/ Frederick O. Robertshaw       Director                March 27, 1997
-----------------------------                              --------------
Frederick O. Robertshaw

*/s/ Andrew McNally IV             Director                March 27, 1997
-----------------------------                              --------------
Andrew McNally IV

*/s/ John D. Barrett II            Director                March 27, 1997
-----------------------------                              --------------
John D. Barrett II

*/s/ Gerard E. Jones               Director                March 27, 1997
-----------------------------                              --------------
Gerard E. Jones

*/s/ Samuel T. Reeves              Director                March 27, 1997
-----------------------------                              --------------
Samuel T. Reeves

*/s/ Frederick B. Whittemore       Director                March 27, 1997
-----------------------------                              --------------
Frederick B. Whittemore

*/s/ James R. Rooney               Treasurer               March 27, 1997
-----------------------------      (Principal              --------------
James R. Rooney                    Accounting Officer)

*By: /s/ Warren J. Olsen
     -----------------------
     Warren J. Olsen
     Attorney-In-Fact

                                EXHIBIT INDEX

          1    (a)  Articles of Amendment and Restatement are incorporated by reference to Post Effective Amendment No. 10 to the Registrant's
                    Registration Statement on Form N-1A (File Nos. 33-51294 and 811-
                    7140), as filed with the SEC via EDGAR on October 4, 1995.

               (b)  Articles Supplementary (adding Registrant's High Yield, U.S.
                    Real Estate and Japanese Equity Funds) to the Amended and
                    Restated Articles of Incorporation are incorporated by reference to Post-Effective Amendment No. 16 to the Registrant's Registration Statement on Form N-1A (File
                    Nos. 33-51294 and 811-7140), as filed with the SEC via
                    EDGAR on October 18, 1996.

               (c)  Articles Supplementary (adding Registrant's Government
                    Obligations Money Market and Tax-Free Money Market Funds)to the
                    Amended and Restated Articles of Incorporation are
                    incorporated by reference to Post-Effective Amendment No.
                    16 to the Registrant's Registration Statement on Form
                    N-1A (File Nos. 33-51294 and 811-7140), as filed with the
                    SEC via EDGAR on October 18, 1996.

EX-99.1d       (d)  Articles Supplementary (adding Registrant's Global
                    Equity, Emerging Markets Debt, Mid Cap Growth, Equity
                    Growth and Value Funds) to the Amended and Restated
                    Articles of Incorporation are incorporated by reference
                    to Post-Effective Amendment No. 18 to the Registrant's
                    Registration Statement on Form N-1A (File Nos. 33-51294
                    and 811-7140), as filed with the SEC via EDGAR on
                    December 31, 1996.

          2    Amended and Restated By-laws are incorporated by reference to Post-
               Effective Amendment No. 10 to the Registrant's Registration
               Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on October 4, 1995.

          3    Not applicable.

          4 Registrant's Forms of Specimen Securities were previously filed and are incorporated herein by reference.

          5    (a)  Investment Advisory Agreement between Registrant and Morgan
                    Stanley Asset Management Inc. with respect to the Morgan
                    Stanley Money Market Fund, the Morgan Stanley Global Fixed
                    Income Fund and the Morgan Stanley Global Equity Allocation
                    Fund is incorporated by reference to Post-Effective Amendment
                    No. 10 to the Registrant's Registration Statement on Form N-1A
                    (File Nos. 33-51294 and 811-7140), as filed with the SEC via
                    EDGAR on October 4, 1995.

EX-99.5b       (b)  Investment Advisory Agreement between Registrant and
                    Miller Anderson & Sherrerd, LLP with respect to the
                    Morgan Stanley Mid Cap Growth Fund and the Morgan Stanley
                    Value Fund is incorporated by reference to Post-Effective
                    Amendment No. 18 to the Registrant's Registration
                    Statement on Form N-1A (File Nos. 33-51294 and 811-7140),
                    as filed with the SEC via EDGAR on December 31, 1996.

               (c)  Amended Schedule A and Supplement to Investment Advisory
                    Agreement between Registrant and Morgan Stanley Asset
                    Management Inc. (adding Registrant's Asian Growth Fund and
                    Small Cap Value Equity Fund (currently the American Value
                    Fund)) is incorporated by reference to Post-Effective Amendment
                    No. 10 to the Registrant's Registration Statement on Form N-1A
                    (File Nos. 33-51294 and 811-7140), as filed with the SEC via
                    EDGAR on October 4, 1995.

               (d)  Supplement to Investment Advisory Agreement between the
                    Registrant and Morgan Stanley Asset Management Inc. (adding
                    Registrant's Worldwide High Income Fund) is incorporated by reference to Post-Effective Amendment No. 10 to the
                    Registrant's Registration Statement on Form N-1A (File Nos. 33-
                    51294 and 811-7140), as filed with the SEC via EDGAR on October
                    4, 1995.

               (e)  Supplement to Investment Advisory Agreement between the
                    Registrant and Morgan Stanley Asset Management Inc. (adding
                    Registrant's Growth and Income Fund, European Equity Fund,
                    Latin American Fund and Emerging Markets Fund) is incorporated by reference to Post-Effective Amendment No. 10 to the Registrant's



                    Registration Statement on Form N-1A (File Nos. 33-51294 and
                    811-7140), as filed with the SEC via EDGAR on October 4, 1995.

               (f)  Supplement to Investment Advisory Agreement between the
                    Registrant and Morgan Stanley Asset Management Inc. (adding
                    Registrant's Aggressive Equity Fund) is incorporated by
                    reference to Post-Effective Amendment No. 10 to the
                    Registrant's Registration Statement on Form N-1A (File Nos. 33-
                    51294 and 811-7140), as filed with the SEC via EDGAR on October
                    4, 1995.

               (g)  Form of Supplement to Investment Advisory Agreement between the
                    Registrant and Morgan Stanley Asset Management Inc. (adding
                    Registrant's International Magnum, Japanese Equity, U.S. Real
                    Estate and High Yield Funds) is incorporated by reference to
                    Post-Effective Amendment No. 15 to the Registrant's Registration
                    Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as
                    filed with the SEC via EDGAR on September 23, 1996.

               (h)  Supplements to Investment Advisory Agreement between the
                    Registrant and Morgan Stanley Asset Management Inc. (adding
                    Registrant's U.S. Real Estate and High Yield Funds) are incorporated by reference to Post-Effective Amendment No.
                    16 to the Registrant's Registration Statement on Form
                    N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on October 18, 1996.

               (i)  Form of Supplement to Investment Advisory Agreement between the
                    Registrant and Morgan Stanley Asset Management Inc. (adding
                    Registrant's Tax-Free Money Market Fund) is incorporated by reference to Post-Effective Amendment No. 14 to the Registrant's
                    Registration Statement on Form N-1A (File Nos. 33-51294 and
                    811-7140), as filed with the SEC via EDGAR on July 9, 1996.

               (j)  Supplements to Investment Advisory Agreement between the
                    Registrant and Morgan Stanley Asset Management Inc. (adding
                    Registrant's Government Obligations and Money Market
                    Funds) are incorporated by reference to Post-Effective
                    Amendment No. 16 to the Registrant's Registration
                    Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on October 18, 1996.

EX-99.5k       (k)  Supplements to Investment Advisory Agreement between the
                    Registrant and Morgan Stanley Asset Management Inc.
                    (adding Registrant's Global Equity, Emerging Markets Debt
                    and Equity Growth Funds) are incorporated by reference to
                    Post-Effective Amendment No. 18 to the Registrant's
                    Registration Statement on Form N-1A (File Nos. 33-51294
                    and 811-7140), as filed with the SEC via EDGAR on
                    December 31, 1996.

EX-99.6   6    Distribution Agreement between Registrant and Van Kampen American
               Capital Distributors, Inc. is incorporated by reference to Post-
               Effective Amendment No. 18 to the Registrant's Registration
               Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as
               filed with the SEC via EDGAR on December 31, 1996.

          7    Not applicable.

          8    (a)  Registrant's Mutual Fund Custody Agreement with the Chase
                    Manhattan Bank, N.A. dated March 11, 1994 is incorporated by reference to Post-Effective Amendment No. 11 to the
                    Registrant's Registration Statement on Form N-1A (File Nos. 33-
                    51294 and 811-7140), as filed with the SEC via EDGAR on October
                    30, 1995.

               (b)  Registrant's Custody Agreement (Global) with Morgan Stanley
                    Trust Company dated January 4, 1993 is incorporated by
                    reference to Post-Effective Amendment No. 11 to the
                    Registrant's Registration Statement on Form N-1A (File Nos. 33-
                    51294 and 811-7140), as amended, as filed with the SEC via EDGAR on
                    October 30, 1995.

               (c) Registrant's Custody Agreement with PNC Bank, N.A. (with respect to the Money Market Funds) is incorporated by reference to Post-Effective Amendment No. 16 to the Registrant's Registration Statement on Form N-1A (File
                    Nos. 33-51294 and 811-7140), as filed with the SEC via
                    EDGAR on October 18, 1996.

           9   (a)  Administration Agreement between Registrant and Morgan Stanley
                    Asset Management Inc. (the "MSAM Administration Agreement") is
                    incorporated by reference to Post-Effective Amendment No. 11 to the Registrant's Registration Statement on Form N-1A (File Nos.
                    33-51294 and 811-7140), as filed with the SEC via EDGAR on
                    October 30, 1995 and as amended by Addendum to such
                    Agreement incorporated by reference to Post-Effective
                    Amendment No. 16 to the Registrant's Registration
                    Statement on Form N-1A (File Nos. 33-51294 and 811-7140),
                    as filed with the SEC via EDGAR on October 18, 1996.

EX-99.9b       (b)  Administration Agreement between Registrant and Miller
                    Anderson & Sherrerd, LLP (the "MAS Administration
                    Agreement") is incorporated by reference to
                    Post-Effective Amendment No. 18 to the Registrant's
                    Registration Statement on Form N-1A (File Nos. 33-51294
                    and 811-7140), as filed with the SEC via EDGAR on
                    December 31, 1996.

EX-99.9c       (c)  Sub-Administration Agreement between Morgan Stanley Asset
                    Management Inc. and The Chase Manhattan Bank is
                    incorporated by reference to Post-Effective Amendment No.
                    18 to the Registrant's Registration Statement on Form
                    N-1A (File Nos. 33-51294 and 811-7140), as filed with the
                    SEC via EDGAR on December 31, 1996.

EX-99.9d       (d)  Sub-Administration Agreement between Miller Anderson &
                    Sherrerd, LLP and The Chase Manhattan Bank is
                    incorporated by reference to Post-Effective Amendment No.
                    18 to the Registrant's Registration Statement on Form
                    N-1A (File Nos. 33-51294 and 811-7140), as filed with the
                    SEC via EDGAR on December 31, 1996.

               (e)  Amended Schedule A and Amended Administration Agreement between
                    Registrant and Morgan Stanley Asset Management Inc. with
                    respect to the Morgan Stanley Asian



                    Growth Fund and Morgan Stanley Small Cap Value Equity Fund
                    (currently the Morgan Stanley American Value Fund) is
                    incorporated by reference to Post-Effective Amendment No. 11 to the Registrant's Registration Statement on Form N-1A (File Nos.
                    33-51294 and 811-7140), as filed with the SEC via EDGAR on
                    October 30, 1995.

               (f)  Sub-Transfer Agent Agreement among Morgan Stanley Asset
                    Management Inc., Chase Global Funds Services Company and PFPC,
                    Inc. is incorporated by reference to Post-Effective
                    Amendment No. 16 to the Registrant's Registration
                    Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on October 18, 1996.


EX-99.9g       (g)  Sub-Transfer Agent Agreement between Morgan Stanley Asset
                    Management Inc. and ACCESS Investor Services, Inc. is
                    incorporated by reference to Post-Effective Amendment No.
                    18 to the Registrant's Registration Statement on Form
                    N-1A (File Nos. 33-51294 and 811-7140), as filed with the
                    SEC via EDGAR on December 31, 1996.

EX-99.9h       (h)  Sub-Transfer Agent Agreement between Miller Anderson &
                    Sherrerd, LLP and ACCESS Investor Services, Inc. is
                    incorporated by reference to Post-Effective Amendment No.
                    18 to the Registrant's Registration Statement on Form
                    N-1A (File Nos. 33-51294 and 811-7140), as filed with the
                    SEC via EDGAR on December 31, 1996.

          10   Opinion of Counsel is incorporated by reference to Post-Effective
               Amendment No. 11 to the Registrant's Registration Statement on Form
               N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via
               EDGAR on October 30, 1995.


EX-99.11a 11   (a)  Consent of Price Waterhouse LLP, Independent Accountants
                    is incorporated by reference to Post-Effective Amendment
                    No. 18 to the Registrant's Registration Statement on Form
                    N-1A (File Nos. 33-51294 and 811-7140), as filed with the
                    SEC via EDGAR on December 31, 1996.

EX-99.11b      (b)  Consent of Coopers & Lybrand L.L.P., Independent
                    Accountants is incorporated by reference to
                    Post-Effective Amendment No. 18 to the Registrant's
                    Registration Statement on Form N-1A (File Nos. 33-51294
                    and 811-7140), as filed with the SEC via EDGAR on
                    December 31, 1996.

          12   Not applicable.

          13   Purchase Agreement is incorporated by reference to Post-Effective
               Amendment No. 11 to the Registrant's Registration Statement on Form
               N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via
               EDGAR on October 30, 1995.

          14   Not applicable.

EX-99.15a 15   (a)  Amended and Restated Plan of Distribution Pursuant to
                    Rule 12b-1 for shares of the Morgan Stanley Money Market
                    Fund ("Money Market Plan") is incorporated by reference
                    to Post-Effective Amendment No. 18 to the Registrant's
                    Registration Statement on Form N-1A (File Nos. 33-51294
                    and 811-7140), as filed with the SEC via EDGAR on
                    December 31, 1996. The following Rule 12b-1 distribution
                    plans have been omitted because they are substantially
                    identical to the Money Market Plan and differ from the
                    Money Market Plan only in references to the Investment
                    Fund to which the plan relates:  Morgan Stanley
                    Government Obligations Money Market Fund.

EX-99.15b      (b)  Form of Plan of Distribution Pursuant to Rule 12b-1 for
                    shares of the Morgan Stanley Tax-Free Money Market Fund
                    is incorporated by reference to Post-Effective Amendment
                    No. 18 to the Registrant's Registration Statement on Form
                    N-1A (File Nos. 33-51294 and 811-7140), as filed with the
                    SEC via EDGAR on December 31, 1996.

EX-99.15c      (c)  Form of Plan of Distribution Pursuant to Rule 12b-1 for
                    Class A Shares (the "Class A Plan") of the Morgan Stanley
                    Global Fixed Income Fund is incorporated by reference to
                    Post-Effective Amendment No. 18 to the Registrant's
                    Registration Statement on Form N-1A (File Nos. 33-51294
                    and 811-7140), as filed with the SEC via EDGAR on
                    December 31, 1996. The following plans have been omitted
                    because they are substantially identical to the Class A
                    Plan and differ from the Class A Plan only in references
                    to the Investment Fund to which the plan relates:  Morgan
                    Stanley Asian Growth Fund, Morgan Stanley Small Cap Value
                    Equity Fund (currently the Morgan Stanley American Value
                    Fund), Morgan Stanley Worldwide High Income Fund, Morgan
                    Stanley Emerging Markets Fund, Morgan Stanley Latin
                    American Fund, Morgan Stanley Global Equity Allocation
                    Fund, Morgan Stanley High Yield Fund, Morgan Stanley U.S.
                    Real Estate Fund, Morgan Stanley International Magnum
                    Fund, Morgan Stanley Aggressive Equity Fund.




EX-99.15d      (d)  Form of Plan of Distribution Pursuant to Rule 12b-1 for
                    Class A Shares (the "Class A Plan") of the Morgan Stanley
                    Japanese Equity Fund is incorporated by reference to
                    Post-Effective Amendment No. 18 to the Registrant's
                    Registration Statement on Form N-1A (File Nos. 33-51294
                    and 811-7140), as filed with the SEC via EDGAR on
                    December 31, 1996. The following plans have been omitted
                    because they are substantially identical to the Class A
                    Plan and differ from the Class A Plan only in references
                    to the Investment Fund to which the plan relates: Morgan
                    Stanley European Equity Fund, Morgan Stanley Growth and
                    Income Fund.

EX-99.15e      (e)  Plan of Distribution Pursuant to Rule 12b-1 for Class A
                    Shares (the "Class A Plan") of the Morgan Stanley Global
                    Equity Fund is incorporated by reference to
                    Post-Effective Amendment No. 18 to the Registrant's
                    Registration Statement on Form N-1A (File Nos. 33-51294
                    and 811-7140), as filed with the SEC via EDGAR on
                    December 31, 1996. The following plans have been omitted
                    because they are substantially identical to the Class A
                    Plan and differ from the Class A Plan only in references
                    to the Investment Fund to which the plan relates:  Morgan
                    Stanley Emerging Markets Debt Fund, Morgan Stanley Mid
                    Cap Growth Fund, Morgan Stanley Equity Growth Fund,
                    Morgan Stanley Value Fund.

EX-99.15f      (f)  Amended and Restated Plan of Distribution Pursuant to
                    Rule 12b-1 for Class B and Class C shares (the "Class B
                    and Class C Plan") relating to the Morgan Stanley Global
                    Fixed Income Fund, Morgan Stanley Asian Growth Fund,
                    Morgan Stanley Small Cap Value Equity Fund (currently the
                    Morgan Stanley American Value Fund), Morgan Stanley
                    Worldwide High Income Fund, Morgan Stanley Emerging
                    Markets Fund, Morgan Stanley Latin American Fund, Morgan
                    Stanley Global Equity Allocation Fund, Morgan Stanley
                    High Yield Fund, Morgan Stanley U.S. Real Estate Fund,
                    Morgan Stanley International Magnum Fund and Morgan
                    Stanley Aggressive Equity Fund is incorporated by
                    reference to Post-Effective Amendment No. 18 to the
                    Registrant's Registration Statement on Form N-1A (Files
                    No. 33-51294 and 811-7140), as filed with the SEC via
                    EDGAR on December 31, 1996.


EX-99.15g      (g)  Form of Plan of Distribution Pursuant to Rule 12b-1 for
                    Class B and Class C shares (the "Class B and Class C
                    Plan") relating to the Morgan Stanley Japanese Equity
                    Fund, Morgan Stanley European Equity and Morgan Stanley
                    Growth and Income Fund is incorporated by reference to
                    Post-Effective Amendment No. 18 to the Registrant's
                    Registration Statement on Form N-1A (File Nos. 33-51294
                    and 811-7140), as filed with the SEC via EDGAR on
                    December 31, 1996.


          16 Schedules of Computation of Performance Information is incorporated by reference to Post-Effective Amendment No. 11 to the Registrant's Registration Statement on Form N-1A (File
                Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on October 30, 1995.

EX-99.18  18    Registrant's Rule 18f-3 Multiple Class Plan is incorporated by reference to Post-Effective Amendment No. 18 to the Registrant's
                Registration Statement on Form N-1A (File Nos. 33-51294 and
                811-7140), as filed with the SEC via EDGAR on December 31, 1996.

          24    Powers of Attorney are incorporated by reference to Post-
                Effective Amendment No. 10 to the Registrant's Registration
                Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on October 4, 1995.

EX-99.27  27    (a) Financial data schedules for the fiscal year ended June 30,
                    1996 are filed herewith.

                (b)  Financial Data Schedules for the period ended November 30,
                     1996 for the Morgan Stanley International Magnum Fund are filed herewith.

                (c)  Financial Data Schedules for the period ended December 31,
                     1996 for the Morgan Stanley Money Market and Morgan Stanley
                     Government Obligations Money Market Funds are filed herewith.


